As filed with the U.S. Securities and Exchange Commission on April 23, 2020
Registration No. 333-217721

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 8 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 99 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2020 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 27, 2020
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
Protection Variable Universal Life 2017
a flexible premium variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following variable investment accounts:
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.

GUIDE TO THIS PROSPECTUS
This prospectus provides a description of the material rights and obligations under your policy. This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.
Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment accounts that you choose. The amount we pay to the policy’s beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.
The policy comes with a Death Benefit Protection feature, which will protect your policy from lapsing so long as the Death Benefit Protection Value minus policy debt is greater than zero (see “Death Benefit Protection”). However, if your policy debt is greater than your policy value, the Death Benefit Protection will not prevent your policy from going into default. Thus, if your goal is to maximize the protection under the Death Benefit Protection feature, you may wish to minimize the amount you borrow from the policy.
Beginning in policy year six, we will calculate a Persistency Credit to be applied to your policy value on each monthly deduction date. The Persistency Credit is designed to help improve the long-term performance of your policy. The value of the Persistency Credit applied to your policy is affected by the amounts and timing of the premiums that you pay into the policy, and how well the investment options you select perform.
You should discuss your priorities for this policy with your registered representative.
Summary of policy benefits
Death benefit
When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
Variable investment accounts
The policy offers a number of variable investment accounts, as listed on page 1 of this prospectus. These variable investment accounts are subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), a separate account operated by us under Michigan law. The variable investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those variable investment accounts operate like publicly traded mutual funds, there are important differences between the variable investment accounts and publicly traded mutual funds. You can transfer money from one variable investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
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Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the variable investment accounts you’ve chosen,
•	plus any amounts credited or applied to your policy value,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal and any surrender charge that then applies. A withdrawal may also reduce the Face Amount (see “Surrender and withdrawals— Withdrawals”). We reserve the right to refuse any withdrawal that would cause the Face Amount to fall below $50,000. Withdrawals will reduce your Persistency Measure; this means a withdrawal may reduce the amount of Persistency Credit you receive over the long term (see “Persistency Credit”). Withdrawals will also reduce the Death Benefit Protection Value; this means the Death Benefit Protection feature would be more likely to go into default (see “Death Benefit Protection”).
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Persistency Credit
Beginning in policy year six, we will calculate a Persistency Credit to be applied to your policy value on each monthly deduction date (see “Persistency Credit”). The Persistency Credit is designed to help improve the long-term performance of your policy. The value of the Persistency Credit applied to your policy is affected by the amounts and timing of the premiums that you pay into the policy, and how well the variable investment accounts you select perform. Many factors, including loans, withdrawals, and other changes you make to the policy, may impact the amount of Persistency Credit, if any, applied to your policy value. You can see the effect that these factors have on the policy value by requesting an illustration at various assumptions.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations— Optional supplementary benefit riders you can add”).
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Summary of policy risks
Lapse risk
A policy will go into default if on any monthly deduction date the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due and the Death Benefit Protection feature is in default (i.e. “lapse”). This can happen because you haven't paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in force. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any variable investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the variable investment accounts you’ve chosen. Some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
Transfer risk
There is a risk that you will not be able to transfer your policy value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).
Early surrender risk
There are surrender charges assessed if you surrender your policy in the first ten policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit—Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the variable investment accounts or between the variable investment accounts and any available fixed account. The policy is also not designed to accommodate trading that result in transfers that are large in relation to the total assets of the underlying portfolio.
To discourage market timing and disruptive trading activity, we impose restrictions (see “Market timing and disruptive trading practices”) on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”).
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, the Healthy Engagement Rider or the Critical Illness Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.
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In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
FEE TABLES
This section contains tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the maximum charge, the minimum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, lapse the policy, reduce the Face Amount, or transfer policy value between variable investment accounts. A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 5%.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium charge	Upon payment of premium	18% of each premium paid
Surrender charge(1)	Upon surrender, policy lapse or any reduction in Face Amount
Maximum charge		$59.00 per $1,000 of Face Amount
Minimum charge		$1.72 per $1,000 of Face Amount
Charge for representative insured person		$31.27 per $1,000 of Face Amount
Transfer fee	Upon each transfer into or out of a variable investment account beyond an annual limit of not less than twelve	$25.00 (2)

(1)  A surrender charge is applicable for ten policy years from the Policy Date, and varies based upon the sex, issue age, and risk classification of the insured person. The surrender charge is also affected by the amount of the premium paid under the policy, with the surrender charge increasing with payment of additional premiums in excess of the Surrender Charge Limit Premium. The maximum charge shown is the amount in month one in the first policy year for a 68-year old male standard non-smoker underwriting risk, paying
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any amount of premium. The minimum charge shown is the amount in month one in the first policy year for a 0-year old female standard non-smoker underwriting risk, paying premiums under the Surrender Charge Limit Premium, which is $1,100.00 for year one for a policy with a Face Amount of $1,000,000.00. The representative insured person rate shown is the amount in month one in the first policy year for a 55-year old male preferred non-smoker underwriting risk, paying premiums under the Surrender Charge Limit Premium, which is $20,010.00 for year one for a policy with a Face Amount of $1,000,000.00. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  This charge is not currently imposed, but we reserve the right to do so in the policy.
The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of insurance charge(1)	Monthly
Maximum charge		$0.08 per $1 of NAR
Minimum charge		$0.0000067 per $1 of NAR
Charge for representative insured person		$0.0002838 per $1 of NAR
Face Amount charge(2)	Monthly
Maximum charge		$12.60 per $1,000 of Face Amount
Minimum charge		$0.04 per $1,000 of Face Amount
Charge for representative insured person		$0.43 per $1,000 of Face Amount
Administrative charge	Monthly	$20.00
Asset-based risk charge(3)	Monthly	0.02% of policy value
Policy loan interest rate(4)	Accrues daily Payable annually	3.25%

(1)  The cost of insurance charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The maximum rate shown is the rate in policy year 14 for a policy issued to cover a 90-year old male substandard smoker underwriting risk. The minimum rate shown is the rate in the first policy year for a 5-year old female standard non-smoker underwriting risk. The representative insured person rate shown is the rate for a 55-year old male preferred non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  This charge is determined by multiplying the Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification at issue of the insured person. The maximum rate shown is for a 90-year old male standard smoker underwriting risk. The minimum rate shown is for a 0-year old male standard non-smoker underwriting risk. The representative insured person rate shown is the rate for a 55- year old male preferred non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  This charge only applies to that portion of policy value held in the variable investment accounts. The charge determined does not apply to any policy value held in a fixed account. We currently do not impose an asset-based risk charge for any policy years, but we reserve the right to do so in the policy.
(4)  3.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 2.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 2.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 2.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Healthy Engagement Rider	Monthly	$2
Disability Payment of Specified Premium Rider(1)	Monthly
Maximum charge		$198.67 per $1,000 of Specified Premium
Minimum charge		$16.57 per $1,000 of Specified Premium
Charge for representative insured person		$88.11 per $1,000 of Specified Premium
Long-Term Care Rider(2)	Monthly
Maximum charge		$3.34 per $1,000 of NAR
Minimum charge		$0.01 per $1,000 of NAR
Charge for representative insured person		$0.11 per $1,000 of NAR
Long-Term Care Rider 2018(3)	Monthly
Maximum charge		$3.75 per $1,000 of NAR
Minimum charge		$0.01 per $1,000 of NAR
Charge for representative insured person		$0.10 per $1,000 of NAR
Critical Illness Benefit Rider (4)	Monthly
Maximum charge		$48.43 per $1,000 of Critical Illness Benefit Amount
Minimum charge		$0.20 per $1,000 of Critical Illness Benefit Amount
Charge for representative insured person		$5.10 per $1,000 of Critical Illness Benefit Amount
Return of Premium Death Benefit Rider(5)	Monthly
Maximum charge		$0.08 per $1 of NAR
Minimum charge		$0.0000067 per $1 of NAR
Charge for representative insured person		$0.0002838 per $1 of NAR
Accelerated Benefit Rider (6)	At exercise of benefit	$150.00

(1)  The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The maximum rate shown is for a 54-year old female substandard smoker underwriting risk. The minimum rate shown is for a 20-year old male standard non-smoker underwriting risk. The representative insured person rate shown is for a 55 year old male preferred non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The maximum rate shown is for a 75-year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The minimum rate shown is for a 20-year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage, which is a percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The representative insured person rate shown is for a 55-year old male preferred non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The maximum rate shown is for a 75-year old female substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The minimum rate shown is for a 20-year old male super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The representative insured person rate shown is for a 55-year old male preferred non-smoker
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underwriting risk with a 4% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is the percentage of the death benefit you can accelerate each month, and is stated in the Policy Specifications page of your policy. These rates may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(4)  The charge for this rider is determined by multiplying the Critical Illness Benefit Amount by the applicable rate. The rates vary by issue age, duration, gender, and critical illness risk classification of the insured person (e.g., the risk that the insured person will develop a Critical Illness, as defined in the rider). The maximum rate shown is the rate in the sixteenth policy year for a 49-year old male standard smoker underwriting risk. The minimum rate shown is the rate in the second policy year for an 18-year old female standard non-smoker underwriting risk. The rate for the representative insured person is the rate in the first policy year for a 55-year old male standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(5)  The Return of Premium Death Benefit Rider charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount of risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The maximum rate shown is the rate in policy year 14 for a policy issued to cover a 90-year old male substandard smoker underwriting risk. The minimum rate shown is the rate in the first policy year for a 5-year old female standard non-smoker underwriting risk. The representative insured person rate shown is the rate for a 55-year old male preferred non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(6)  The charge is not currently imposed, but we reserve the right to do so in the policy.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2019, charged by any of the portfolios underlying a variable investment account offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.41%	2.02%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.87%, respectively.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Variable Investment Accounts and Investment Subadvisers
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) or the PIMCO Variable Insurance Trust (the “PIMCO Trust” with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income and, American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
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The portfolios available under the policies, the investment subadvisers (engaged by JHVTA or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
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Portfolio	Subadviser	Investment Objective
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	DWS Investment Management Americas, Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
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Portfolio	Subadviser	Investment Objective
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best
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serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account. Our executive office is located at 200 Berkeley St., Boston, MA 02116.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The variable investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
The fixed account
Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Separate Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
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The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Face Amount.”
When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
•	Option 2 - The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the cost of insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also, if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Face Amount and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. The Federal tax law test that will be applied at issue to determine whether your policy qualifies for life insurance is the cash value accumulation test (see “Tax Considerations”).
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.
To the extent that the calculation of the minimum death benefit under the cash value accumulation test causes the death benefit to exceed our limits, we reserve the right to distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, should we consider accepting the additional amount of insurance, we may require additional evidence of insurability.
Requesting an increase in coverage
You may not increase your Face Amount under the policy. However, if you request a change in your death benefit option from Option 2 to Option 1, it may result in an increase of the Face Amount (see “Change of death benefit option”).
Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Face Amount, but only if:
•	the remaining Face Amount will be at least $50,000, and
•	the remaining Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
A pro-rata portion of the Surrender Charge will be deducted from the policy value in instances where your requests for Face Amount reductions cumulatively exceed 10% of your Face Amount at issue. An approved decrease will take effect on the monthly deduction date on or following the date we approve the request. We will impose a Surrender Charge on withdrawals you take that reduce your Face Amount (see “Surrender and withdrawals - Withdrawals”).
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Change of death benefit option
Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. If you request in writing, and we approve a change from Option 2 to Option 1, your Face Amount after the change will equal your Face Amount before the change plus the policy value as of the effective date of the change. If you change from Option 2 to Option 1, your death benefit will change from one that may increase over time due to the investment experience of the underlying variable investment accounts to one that is a level death benefit. Changing from Option 2 to Option 1 may increase or decrease the monthly cost of insurance charges because your Net Amount At Risk may increase or decrease depending on the investment experience of the variable investment accounts; all other charges under the policy would remain the same. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
Tax consequences of coverage changes
A change in the death benefit option or a reduction in Face Amount may change the policy’s limits under Federal tax laws. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to refuse or limit a change in the death benefit option or a reduction in Face Amount. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums—annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 121, subject to the need to pay enough premium to keep the policy in force and to the limitations on maximum premium amount described below.
Maximum premium payments
If our receipt of any premium payment would cause the policy to be treated as a Modified Endowment Contract under the Federal income tax laws, we will only process the payment on the first Business Day after we have received satisfactory written instructions from you. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
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We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market variable investment account. After the Issue Date but prior to the Allocation Date, Net Premiums received are allocated to the Money Market variable investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less applicable premium charges we deduct from it.
Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the Fixed Account as of the Business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, the policy has a Death Benefit Protection feature, which would prevent the policy from lapsing, provided certain criteria are satisfied (see “Death Benefit Protection”).
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company, or
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Lapse and reinstatement
Lapse
A policy will go into default if on any monthly deduction date the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due and the Death Benefit Protection feature is in default. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the policy out of default (the “Default Payment”). The Default Payment will be the lesser of (a) the amount necessary to bring the net cash surrender value to zero, if it is less than zero on the date of default, plus the amount necessary to keep the net cash surrender value above zero for the next three policy months and (b) the Death Benefit Protection Default Payment (see “Death Benefit Protection”). The Default Payment may be insufficient to continue your policy for the next three policy months due to the investment experience of the variable investment accounts that you have chosen. If the Default Payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value. A lapse could have adverse tax consequences as described under “Tax considerations.”
Death Benefit Protection
Your policy is issued with the Death Benefit Protection feature that prevents your policy from going into default in certain circumstances, as described below, even if your net cash surrender value falls to zero or below. The Death Benefit
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Protection feature does not provide you with any additional death benefit amount or any increase in your policy value, and it does not provide any type of investment performance guarantee.
The Death Benefit Protection feature prevents your policy from going into default as long as the Death Benefit Protection Value less policy debt is greater than zero and the policy debt does not exceed the policy value. The Death Benefit Protection Value (“DBPV”) is determined in a similar manner to the policy value determination described in this prospectus except that it has a separate set of notional charges and values. On the Issue Date and on each monthly deduction date thereafter, we will calculate your Death Benefit Protection Value (“DBPV”). Your DBPV is the accumulated value of any DBPV net premiums, plus DBPV interest, less the DBPV Administrative Charge, the DBPV Cost of Insurance Charge, and the DBPV Face Amount Charge (the “DBPV Monthly Deductions”). The DBPV Monthly Deductions are shown in your Policy Specifications page. Additionally, each time an amount is deducted from the policy value for any reason other than to take a monthly deduction (e.g., when you take a withdrawal), the DBPV is adjusted. Investment losses or gains, amounts credited to the fixed account, and Persistency Credits will not be applied to the Death Benefit Protection Value.
Your DBPV is calculated solely to determine whether your Death Benefit Protection feature is in effect. The DBPV charges and values that determine the DBPV are not charges you pay nor are they values that you receive in your policy value. The Death Benefit Protection Value does not provide any additional death benefit amount or any increase in your policy value.
The Death Benefit Protection feature will go into default at the beginning of any policy month in which the Death Benefit Protection Value less policy debt is less than or equal to zero after we deduct the DBPV Monthly Deductions that are due for that month. If the Death Benefit Protection feature is in default, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default (the “Death Benefit Protection Default Payment”). This required payment, as described in the notification, will be the amount necessary to bring the Death Benefit Protection Value less policy debt to zero, plus the amount necessary to keep the Death Benefit Protection Value less policy debt above zero for the next three policy months. If the Death Benefit Protection Default Payment is not paid by the end of the grace period, then the Death Benefit Protection feature will terminate. This feature cannot be reinstated after it terminates. At least 30 days prior to termination of the feature, we will send a notice to your last known address, specifying the amount you must pay to bring the feature out of default. If we have notice of a policy assignment on file at our Service Office, we will mail a copy of the notice of the amount due to the assignee on record.
The DBPV charge rates and interest rates are set at issue and reflect the age, sex and risk class of the insured person, as well as any additional rating and supplementary benefits, if applicable. The Death Benefit Protection feature may be impacted by certain policy changes because of the effect such policy changes has on the DBPV Monthly Deductions described above. Such changes include, but are not limited to the following: (i) a reduction in Face Amount, (ii) a death benefit option change, (iii) any change in the supplementary benefits added to the policy, (iv) any change in the risk classification of the insured person, or (v) withdrawals. Additionally, withdrawals reduce the DBPV by the amount of the withdrawal. For example, if the DBPV was equal to $2,000 at the time that you take a $3,000 withdrawal, then the DBPV would be reduced by the amount of that withdrawal to an amount that is less than zero, and your Death Benefit Protection Feature would then be in default.
Death during grace period
If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the death benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
By making a written request, you can apply to reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
(b)  You must pay the Default Payment.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the Default Payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
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Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
The policy value
From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the variable investment accounts and any fixed account you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Premiums - - Processing premium payments”).
Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the variable investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the variable investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Persistency Credit
Beginning in policy year six, we will calculate a Persistency Credit to be applied to your policy value on each monthly deduction date. A Persistency Credit will be allocated automatically to each variable investment account and/or fixed account from which, and in the same proportion as, we are taking your monthly deductions.
The Persistency Credit is calculated on the basis of a notional value referred to as the Persistency Measure. The Persistency Measure is determined in a similar manner to the policy value determination described in this prospectus except that it has a separate set of notional charges and values, which include the Persistency Measure rates and adjustment factors shown in your Policy Specifications page and in the Table of Rates section of your policy, respectively.
On the Issue Date, the Persistency Measure is set equal to zero. Each time a premium is paid, the premium less a Persistency Measure Premium Charge is added to the Persistency Measure. Each time a monthly deduction is taken from the policy value, a Persistency Measure Administrative Charge, a Persistency Measure Face Amount Charge, a Persistency Measure Asset-Based Risk Charge, and a Persistency Measure Cost of Insurance Charge are taken from the Persistency Measure (the “Persistency Measure Monthly Deductions”). The Persistency Measure Monthly Deductions and the Persistency Measure Premium Charge are shown in your Policy Specifications page. Each time an amount is deducted from the policy value for any reason other than to take a monthly deduction (e.g., when you take a withdrawal) the Persistency Measure is reduced by the same ratio as the policy value is reduced. Withdrawals and policy loans will reduce your Persistency Measure, which in turn could reduce the value of the Persistency Credit that is applied to your policy value.
Your Persistency Measure is calculated solely to determine the amount of Persistency Credit to be applied to your policy value. The Persistency Measure charges and values that determine the Persistency Measure are not charges you pay nor are they values that you receive in your policy value.
The value of the Persistency Credit applied to your policy is affected by the amounts and timing of the premiums that you pay into the policy, and how well the investment options you select perform. This means that the value of your
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Persistency Credit may be smaller - or possibly you will receive no Persistency Credit at all - if you minimally fund your policy and/or if the variable investment accounts you select perform poorly.
Further, the value of the Persistency Credit is affected by how close the current cost of insurance rate being charged is to the maximum cost of insurance rate that the policy permits, and will go to zero if we charge the maximum cost of insurance rate and you are in the first 24 years of the policy. This means changes to the current cost of insurance rate (subject to the guaranteed maximum rate) can therefore affect how much Persistency Credit, if any, you may receive. No Persistency Credit that we applied to your policy value prior to such a change would be affected.
Another important consideration as to the amount of Persistency Credits, if any, that we will apply to your policy value is the length of time that you own the policy. The Persistency Credits are designed to enhance the long-term performance of your policy value. Subject to the other considerations discussed above, the longer you own the policy, the more Persistency Credits you could receive; and there will not be any Persistency Credits if you own the policy for less than six years.
As explained above, many factors may impact the value of Persistency Credit applied to your policy value. You can see the effect that changes to these factors have on the policy value by requesting an illustration at various assumptions.
Allocation of future premium payments
At any time, you may change the variable investment accounts or any fixed account in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one variable investment account or any fixed account to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment account or any fixed account in any policy year is $1,000,000.
Market timing and disruptive trading practices
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from a variable investment account into any fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any variable investment account or the date you are notified of the change.
In addition to the actions described above, we also reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar
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amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment accounts or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account or any fixed account for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of variable investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the
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amount transferred out of the fixed account during the previous policy year. Any transfer out of the fixed account may not involve a transfer to the Money Market variable investment account.
We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
We may waive the transfer restrictions on the fixed account. Please contact us or your John Hancock USA representative to find out if a waiver is currently in effect.
Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program. This program may be used in conjunction with the asset allocation balancer transfer program detailed below.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Asset allocation balancer transfers. Under the asset allocation balancer program, you will designate an allocation of policy value among the variable investment accounts. We will move amounts among the variable investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program. This program may be used in conjunction with the DCA program detailed above.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each variable investment account and any fixed account will be reduced in the same proportion as the policy value that is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We reserve the right to refuse any withdrawal that would cause the policy’s Face Amount to fall below $50,000. We also reserve the right to approve reductions in the Face Amount.
Withdrawals will reduce your death benefit under Option 1 or Option 2 (see “The death benefit”). If Option 1 is in effect, withdrawals will reduce the death benefit by reducing the Face Amount. If Option 2 is in effect, withdrawals will reduce the death benefit by reducing the policy value.
If a reduction in Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. If the withdrawal results in a reduction in Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value. For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Face Amount from $200,000 to $175,000. The reduction in Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750.
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Withdrawals will reduce your Persistency Measure; this means a withdrawal may reduce the amount of Persistency Credit you receive over the long term (see “Persistency Credit”). Withdrawals will also reduce the Death Benefit Protection Value; this means the Death Benefit Protection feature would be more likely to go into default (see “Death Benefit Protection”).
Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the Available Loan Value. The Available Loan Value is equal to the net cash surrender value on the date you apply for a loan, minus any monthly deductions or applicable loan interest due from the date you apply for the loan until the end of the policy year, plus any interest payable on your cash surrender value at the Minimum Fixed Account Annual Rate through the end of the year. The Minimum Fixed Account Annual Rate is the minimum annual rate of interest applied to the fixed account as shown in your Policy Specifications page.
In no event, however, will the Available Loan Value be less than 90% of the net cash surrender value. Values will be determined in accordance with Section 28 of your policy and as of the end of the business day on which the loan application is received at our Service Office.
The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.25% in the first 10 policy years and 2.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 2.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the variable investment accounts and any fixed account in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 2.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a distribution from your policy because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the variable investment accounts and any fixed account as set out below.
•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the variable investment accounts and any fixed account in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
Loan repayments received prior to the close of the New York Stock Exchange will be applied on the same day it was received. Loan repayments received after the close of the New York Stock Exchange will be applied as of the next business day.
Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the variable investment accounts or any fixed account and placed in a special loan account. The variable investment accounts, any fixed account, and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough
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net cash surrender value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
As described above, the amount of the loan is deducted from the variable investment accounts and any fixed account and placed in a special loan account. The special loan account will generally have different rates of investment return than the variable investment accounts and fixed account. This means policy loans may affect the overall investment performance and/or interest you earn that may result in a lower Persistency Measure and resulting Persistency Credit (see “Persistency Credit”). Policy loans will also reduce the Death Benefit Protection Value, which could cause the Death Benefit Protection feature to default (see “Death Benefit Protection”).
Description of charges at the policy level
Deduction from premium payments
•	Premium charge - A charge to help defray our sales costs and related taxes. The charge is 18% of each premium payment. We will stop accepting premium payments at and after the life insured’s age 121 (see “Coverage at and after age 121”).
Deductions from policy value
•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $20 per month.
•	Face Amount charge - A monthly charge to primarily help cover sales costs. To determine the charge, we multiply the amount of Face Amount at issue by a rate which varies by policy year, the insured person's sex, age, and risk classification at issue.
•	Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates and the current rates will never be more than the maximum rates shown in the policy. Cost of insurance charges will cease at and after the insured person reaches age 121. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's age increases. (The insured person's “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
    (a) is the death benefit as of the first day of the Policy Month, divided by 1.0016516; and
    (b) is the policy value as of the first day of the Policy Month after the deduction of all monthly deductions.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the variable investment accounts chosen, payment of premiums and charges assessed.
If the minimum death benefit is greater than the Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the Face Amount of insurance divided by 1.0016516.
•	Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to variable investment accounts. This asset-based risk charge does not apply to the fixed account. We do not currently impose this charge, but we reserve the right to do so in the policy. Any charge would cease at and after the insured person reaches age 121.
•	Supplementary benefit rider charges - A charge for any supplementary insurance benefit added to the policy by means of a rider.
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•	Loan interest rate - We will charge interest on any amount you borrow from your policy. The interest charged on any loan is an effective annual rate of 3.25% in the first ten policy years and 2.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 2.25% (see “Policy loans”).
•	Transfer fee - We currently do not impose a fee upon transfers of policy value among the variable investment accounts, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12) to compensate us for the costs of processing these transfers (see “Market timing and disruptive trading practices”).
•	Surrender charge – During the first ten policy years, we will deduct a surrender charge if you surrender the policy, make a withdrawal that reduces the Face Amount, request Face Amount reductions cumulatively exceeding 10% of your Face Amount at issue, or your policy lapses. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse, surrender or certain Face Amount reductions. The surrender charge is equal to the Maximum Percentage of Surrender Charge shown in your Policy Specifications page multiplied by the lesser of (a) and (b) where:
   (a)  is the dollar amount shown in your Policy Specifications page in part (a) of the surrender charge formula, which is the maximum amount of surrender charge that could be applied to your policy and varies by Face Amount, age, gender and underwriting risk, and
   (b)  is the dollar amount indicated in the Policy Specifications page in part (b) of the surrender charge formula, which varies by Face Amount, age, gender and underwriting risk, plus 20% of premiums paid to date over the Surrender Charge Limit Premium, shown in your Policy Specifications page.
For example, for a policy issued to a male age 55 preferred non-smoker with a $1,000,000 death benefit and no optional riders that is surrendered in month 1 of policy year 1, the applicable Maximum Percentage of Surrender Charge is 100%, the Surrender Charge Limit Premium is $20,010.00, part (a) is $33,494.27, and part (b) is $31,271.14 plus 20% of premiums paid to date in excess of the Surrender Charge Limit Premium. If the total premiums paid to date as of the surrender date are $15,000, such premiums would not exceed the Surrender Charge Limit Premium, which means that part (b) would be equal to $31,271.14. Since part (b) would be less than part (a) the final surrender charge would be equal to $31,271.14.
The table below shows the Surrender Charge Limit Premium and the applicable Maximum Percentage of Surrender Charge for each policy year during the surrender charge period. The Maximum Percentage of Surrender Charge is proportionately reduced each month of the policy year. This table applies only if the insured is a male age 55 preferred non-smoker. These factors may vary depending on your insurance risk characteristics.
Surrender Charge Period (Policy Year)	Surrender Charge Limit Premium	Maximum Percentage of Surrender Charge
1	$ 20,010.00	100.00%
2	$ 40,020.00	96.30%
3	$ 60,030.00	92.81%
4	$ 80,040.00	89.16%
5	$100,050.00	85.36%
6	$120,060.00	81.43%
7	$140,070.00	77.34%
8	$160,080.00	64.00%
9	$180,090.00	51.00%
10	$200,100.00	33.00%
11+	$ 0	0%
A pro-rata portion of the surrender charge will be deducted from the policy value in instances where your requests for Face Amount reductions cumulatively exceed 10% of your Face Amount at issue. An approved decrease will take effect on the monthly deduction date on or following the date we approve the request. We will impose a surrender charge on withdrawals you take that reduce your Face Amount (see “Surrender and withdrawals - Withdrawals”).
Sales expenses and related charges
The premium and Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the
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asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Method of deduction
Unless we agree otherwise or you do not have sufficient funds in any fixed account or variable investment accounts, we deduct the monthly deductions described in the Fee Tables section from your policy’s fixed account and variable investment accounts in the same proportion to the amount of policy value you have in each of the variable investment accounts and any fixed account.
Special purchase programs for eligible classes
With respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
The Statement of Additional Information (the “SAI”) contains additional information about any special purchase program we currently make available. For information as to how you may obtain a copy of the SAI, please see the last page of this prospectus.
Other charges we could impose in the future
Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 5%.
Under current laws, we may incur state and local taxes (in addition to premium taxes)in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
When the insured person reaches 121
If the policy is still in effect on the policy anniversary nearest the 121st birthday of the insured person, the following things will happen (whether or not there is any net cash surrender value):
•	We will stop any monthly deduction charges
•	We will stop accepting any premium payments
•	We will no longer process withdrawals
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•	We will continue to credit interest to a fixed account
•	We will continue to charge loan interest on outstanding loans and accept loan repayments.
•	The Death Benefit Protection feature will be terminated.
•	We will no longer calculate and apply a Persistency Credit to your policy value
Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider (See “Variations in policy terms” for more details). Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
•	Healthy Engagement Rider - Our Healthy Engagement Rider provides you with the opportunity to add credits (as described below) to your policy value based upon the insured’s ongoing participation in activities that promote a healthy lifestyle. If you elect this rider, the insured person will qualify for one of four healthy engagement status (“Status”) categories each year. The Status categories are based on the longevity benefits of certain healthy activities in which the insured person engages (such as regular checkups, biometric screenings, exercising regularly, participating in health educational programs, and periodically considering and answering certain health-related questions) and other health-related information about the insured person. The insured person’s Status category may change from year to year. (Current information relating to the insured person’s Status and/or the standards for determining Status are available through our Service Office at 1-800-387-2747.)
Beginning in the second policy year, if the insured person has qualified for one of the three highest Status categories, we will contribute a percentage of your policy’s monthly cost of insurance charge in the form of a credit (a “Rider Credit”) to your policy value, subject to the conditions mentioned below. Any Rider Credits will be allocated automatically to each variable investment account and/or any fixed account from which, and in the same proportion as, we are taking your monthly deductions. The Healthy Engagement Rider also provides the insured person with the possibility of other benefits, including discounted wearable devices, gear used to engage in healthy activities, biometric screenings, access to health and fitness information, and other discounts and offers that depend on the insured person having a certain Status. These and any other benefits available pursuant to the rider, are designed to encourage a high level of engagement by the insured person in activities that are correlated with improved longevity.
Under the Healthy Engagement Rider, several considerations are relevant to the percentage, if any, of any month’s cost of insurance charge that we will contribute as a Rider Credit to your policy. One important consideration is the insured person’s Status category for the current year and for prior years. If the insured person has always been in the lowest Status category, no Rider Credits will be paid. The higher the insured person’s Status category, and the more years the insured person qualifies for higher Status categories, the larger your Rider Credits are likely to be.
Also, the Rider Credit that is contributed to your policy in any month will not be more than the factor identified in the rider multiplied by the difference between the maximum amount of cost of insurance charge that your policy permits us to deduct for that month and the amount of cost of insurance charge that we actually deduct for that month. This means that the amount of any Rider Credit will be less the closer we are to charging the maximum cost of insurance rate that the policy permits; and there will not be any Rider Credit if and when we are charging the maximum cost of insurance rate. We will continue to deduct the Healthy Engagement Rider charge in instances where no Rider Credits are being earned and we are charging the maximum cost of insurance rate under the policy. Although our ability to change the cost of insurance rate (subject to the maximum rate) can therefore affect whether and how much Rider Credit you may receive, no Rider Credits that we contributed to your policy value prior to such a change would be affected.
The amount of the Rider Credits that are contributed to your policy value in any month also will be reduced if the death benefit under your policy then exceeds $20,000,000. In such cases, the reduction in any Rider Credit will be larger as the death benefit at the time of such credit exceeds $20,000,000.
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The amount of any Rider Credit for a month in which the policy is in default (as described under “Lapse and reinstatement”) will be applied first to pay any monthly deductions that are then due and unpaid and next to reduce the Default Payment, with any remaining amount then being contributed to your policy value in accordance with the allocation instructions then in effect for premium payments. The same procedure also will apply for any month in which the policy is being continued in force under the Death Benefit Protection feature, except that no amount will be applied to reduce a Default Payment.
We have the right to change at any time the qualification standards for Status categories. Such changes will be based on our expectations of the impact of those standards on future mortality, policy persistency, our expenses, our capital and reserve requirements, and our taxes relating to the policies. Any such changes, however, will be determined prospectively on a basis that does not discriminate unfairly within any class of insured persons. If we change the qualification standards for a Status level, it has an effect on the amount of Rider Credits you may earn for future months, but it will not affect the Rider Credits you have already earned. Also, we may change or terminate any other incentives (such as access to health and fitness information, offers, discounts, tools, or other services designed to encourage the insured to participate in activities that promote a healthy lifestyle) that we may make available from time to time to insured persons under the Healthy Engagement Rider.
If the Healthy Engagement Rider is still in effect on the later of the policy anniversary nearest the insured person’s 80th birthday or the 10th policy anniversary, the rider charge will cease to be deducted, no new Rider Credits will be earned, all previously earned Rider Credits will continue to apply as provided in the rider, and the availability to the insured person of certain benefits under the rider may cease.
You may elect to discontinue the rider at any time by written notice to us. In that case, the rider charge will cease to be deducted, no new Rider Credits will be earned, all previously earned Rider Credits will continue to apply as provided in the rider, and the availability to the insured person of certain benefits under the rider may cease.
If your policy terminates for any reason, the Healthy Engagement Rider also will terminate, although no Rider Credits that we contributed to your policy value prior to the termination will be affected.
Although the standards for determining a Status category may be administered directly by us or through an affiliated or unaffiliated provider that we designate, any termination or change in such third-party provider will not terminate or modify the Healthy Engagement Rider or our obligations thereunder.
There may be costs associated with meeting the standards to qualify for a given Status level that will not be reimbursed by the Company. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic events, health equipment, health monitoring devices, and athletic attire.
•	Critical Illness Benefit Rider - Our Critical Illness Benefit Rider is designed to pay the policy owner a one-time, lump sum benefit amount if the insured person is diagnosed for the first time with one of seven critical illnesses (as defined in the rider) (“Critical Illness”) while this rider is in force and after the waiting period has been satisfied, subject to all policy and rider provisions. However, if the Insured receives a first time diagnosis for one of the Critical Illnesses before the rider is in force or during the rider's waiting period, then the policy owner will not receive benefits under this rider for that Critical Illness. Benefits under this rider will not begin until we receive proof of the insured person's initial diagnosis of a Critical Illness. Once the Critical Illness Benefit Amount has been paid, this rider will terminate. The Critical Illness Benefit Amount is an amount that is separate from the death benefit and may be used for any purpose. The charge for this rider is deducted each month from the Policy Value. Deductions for the rider charge will impact your cash surrender value under the policy. We will treat the monthly charges for the Critical Illness Rider as distributions from your life insurance policy for Federal tax purposes. In addition, please note that there is a risk that benefits received by certain third-party owners under this rider may have adverse tax consequences (see “Tax considerations”).
The Critical Illness Benefit Amount is determined at issue, shown in the Policy Specifications, and equal to your election of either 10% or 25% of the Face Amount, subject to a $250,000 maximum. Once issued, you cannot change your Critical Illness Benefit Amount. However, any policy change that results in a reduction in the Face Amount will reduce your Critical Illness Benefit Amount proportionally.
If there is a reduction in the Face Amount, the new Critical Illness Benefit Amount will be equal to the lesser of (a) and (b), where:
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(a)  is the Critical Illness Benefit Percent, shown in the Policy Specifications, multiplied by the Face Amount immediately after reduction of the Face Amount; and
(b)  is the Critical Illness Benefit Amount immediately before the reduction in Face Amount.
Any increases to the Face Amount will not result in a recalculation of the Critical Illness Benefit Amount.
Benefits under this rider do not reduce the Maximum Monthly Benefit Amount that is calculated under the Long-Term Care Benefit Rider.
Benefits paid under this rider do not provide or pay for the cost of medical care and are meant to be supplemental to health insurance that does pay for such costs. This rider is not a substitute for health insurance coverage, nor does it provide for supplemental coverage to Medicare. The benefits provided by this rider may not be coordinated with benefits provided by other coverage. Please review the benefits provided by this rider carefully to avoid possible duplication of coverage.
When this rider terminates, no further Rider Charge will be due and no Critical Illness Benefit Amount will be available.
•	Disability Payment of Specified Premium Rider – This rider is designed to pay an amount of premium, referred to as the Specified Premium, into the policy value each month during the life insured’s total disability. The Specified Premium is chosen at issue and shown in the Policy Specifications.
Total disability is a condition resulting from accidental bodily injury or disease which leaves the insured person (1) incapable of performing the duties of employment or (2) with total and irrecoverable loss of sight of both eyes or use of both hands, both feet or one hand and one foot. Before we will pay Specified Premium, we must receive due proof of the insured person’s total disability, which must begin between the policy anniversaries nearest the insured person’s 5th and 65th birthdays and must be continuous for at least six months.
Pursuant to the terms and conditions of this rider, we will continue to pay Specified Premium until (1) the insured person’s total disability has ceased, (2) the insured person has died, (3) we have not received sufficient proof of continued total disability, or (4) the rider has terminated. However, if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday, we will cease to pay Specified Premium on the earliest of the dates provided above and the day before the policy anniversary nearest the insured person’s 65th birthday.
We will not pay the Specified Premium under this rider if: (1) the total disability results from an intentional, self-inflicted injury or service in the armed forces; or (2) the total disability begins within 2 years after the rider’s Issue Date and results from an injury sustained or a disease contracted before the rider’s issue date.
The Specified Premium may be reduced in the event of a reduction in Face Amount or a change in any rider benefits. We will notify you of any such reduction in the Specified Premium.
This rider will terminate at the earliest of (a) the date your policy terminates, (b) the date you request in writing to terminate this rider, or (c) the date of death of the insured person. However, if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday, the rider will terminate on the earliest of the dates provided above and the policy anniversary nearest the insured person’s 65th birthday.
The Specified Premium paid under this rider may not be sufficient to maintain the policy in force to Age 121. Therefore, you may be required to pay premiums during the period of continuous total disability in order to maintain the policy in force.
•	Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have a portion of the policy's death benefit advanced to you in the event of terminal illness. Please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured will cause adverse tax consequences (see “Tax considerations”).
Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received “qualified long-term care service,” while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.
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There is a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is equal to the amount of the death benefit that may be accelerated under the rider (as of the day the insured qualifies for benefits) multiplied by the Monthly Acceleration Percentage, which is the percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage must be elected when you apply for the policy. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month, as described in the rider. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
We restrict your policy value's exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the variable investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the variable investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Accelerated benefits under this rider reduce the Death Benefit Protection Value by the same proportion as the Face Amount.
Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).
•	Long Term Care Rider 2018 - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain Qualified Long-Term Care Services defined in the rider. The decision to add this rider must be made at issuance of the policy.
There is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).
The maximum amount of death benefit that may be accelerated under this rider is the Accelerated Benefit Pool, which is equal to a percentage of the Face Amount at Issue. You can choose to accelerate between 1% and 100% of your death benefit.
Each advance payment under the rider reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
When the insured person qualifies for benefits under this rider, we will determine the Maximum Monthly Benefit Amount, which is the portion of the Accelerated Benefit Pool that you can accelerate each month to pay for Qualified Long-Term Care Services. The Maximum Monthly Benefit Amount is equal to the Accelerated Benefit Pool multiplied by the Monthly Acceleration Percentage. You can choose a Monthly Acceleration Percentage which is equal to 1%, 2% or 4%. The Monthly Acceleration Percentage must be selected when you apply for the policy and cannot be changed. We will recalculate the Maximum Monthly Benefit Amount and the Accelerated Benefit Pool if you make a withdrawal of policy value, and for other events described in the rider.
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Rider benefits may also be used to pay for Stay at Home Services. At the time we receive Receipts for Stay at Home Services, we will determine the Stay at Home Lifetime Benefit Amount, which is the maximum amount that you can accelerate from the Accelerated Benefit Pool over the life of the policy to pay for Stay at Home Services. The Stay at Home Lifetime Benefit Amount is set equal to the Maximum Monthly Benefit Amount (as described above) in effect on the date you submit Receipts for Stay at Home Services. Stay at Home Services and Receipts for Stay at Home Services are defined in the rider.
Once the Accelerated Benefit Pool is exhausted, the rider will terminate and you will no longer receive advance payments pursuant to the rider.
We restrict your policy value’s exposure to market risk when benefits are being paid under this rider. We do this in several ways. First, before we begin paying any benefit under this rider, we will transfer all policy value from the variable investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account while rider benefits are being paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies to receive periodic advance payments and your policy remains in force, you will be permitted to invest new premium payments in or transfer existing policy value to the variable investment accounts. (The restriction on transfers from the fixed account will continue to apply.)
Finally, benefits paid under this rider do not reduce the Early Lapse Protection requirements that may be necessary for the Early Lapse Protection feature to remain in effect after a termination of rider benefits.
•	Accelerated Benefit Rider - This rider allows you to make a one-time request to accelerate a portion of your death benefit should the insured person become terminally ill and have a life expectancy of one year or less.
Before we can pay the benefit amount under this rider, the following conditions must be met: (1) you must provide us with written evidence satisfactory to us that that the insured person is terminally ill and has a life expectancy of one year or less, (2) we must receive a written consent of any assignee or any irrevocable beneficiary under the policy and (3) you must claim the benefit voluntarily and not as a way to satisfy a creditor’s claim or for government benefits.
If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000 on the insured person. You will receive your payment in one lump sum. You cannot make another claim under this rider after we have paid the benefit. We will not make a payment if it would be less than $10,000. If more than one policy owner makes a claim, we will pay the benefit in proportion to the amount of eligible death benefit each has on the insured person.
Payment of the benefit amount will reduce your death benefit, cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.
•	Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit (“ROP”) Rider. The ROP rider provides an additional death benefit payable upon the death of the insured person. The initial value of your ROP is equal to the Percentage of Premium times your initial premium payment. The Percentage of Premium is selected by you at the time of issue, ranges between 1% to 100%, and is shown in your ROP Policy Specifications page.
We will multiply the Percentage of Premium by each subsequent premium and increase the ROP coverage at the time of the subsequent premium payment by that amount, up to the maximum benefit amount. The amount of ROP coverage cannot exceed the maximum benefit amount, which is determined at issue and is stated in the ROP Rider. This rider is only available at issue with Death Benefit Option 1. It may not be used in conjunction with Disability Payment of Specified Premium or the Long-Term Care Rider.
•	Healthy Engagement Core Rider - Our Healthy Engagement Core Rider provides the insured person with the opportunity to participate in the Company’s Healthy Engagement Core program (the “Program”). This Program is designed to help improve the longevity of the insured person by educating and motivating the insured person to develop and maintain a healthy lifestyle.
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By participating in this Program, the insured person may receive discounts on certain goods and services, educational resources, tools, or other items that are designed to encourage learning and participation in healthy activities (the “Program Rewards”). The Company reserves the right to amend aspects of the Program from time to time, including the Program Rewards.
The Company will not use any medical or other information about the insured person, after the issue date, under the Program to change a Risk Classification or as the sole basis to deny a request for reinstatement.
The Program may be administered by us or through an affiliated or unaffiliated company designated by us. The Company may designate or replace any such company at any time.
Participation in the Program is voluntary and, while there are no policy level fees associated with this rider, there may be costs associated with participating in the Program that will not be reimbursed by us. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic event registration fees, health equipment, health monitoring devices, athletic attire and online access fees. Participation in the Program does not provide you with the opportunity to add credits to your policy nor will it affect your policy value.
In order to participate in this Program, the insured person must have attained Age 20. An insured person may not participate in this Program if the Healthy Engagement Rider under the policy has already been elected. An insured person may elect to discontinue participation in the Program at any time by written notice to us. If your policy terminates for any reason, the Program will also terminate. An insured person may obtain current information about the Program by visiting http://www.JohnHancockVitality.com/or by calling 1(800)-387-2747.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating
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will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
•	Combining or removing fixed accounts or variable investment accounts
•	Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the variable investment accounts and any fixed account
•	Borrow or withdraw amounts you have in the variable investment account and any fixed account
•	Change the beneficiary who will receive the death benefit
•	Change the amount of insurance
•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value
•	Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. Until the death of the insured person you can change your beneficiary by written request. Such a
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change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owners or the owner's estate.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
•	John Hancock USA at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock USA representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation. The state in which the policy is issued determines the period and type of refund that applies. A general summary of material state variations is described in “Variations in policy terms.”
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued. The longest limit is two years, except in cases of fraud. The longest limit is two years, except in cases of fraud.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each variable investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our
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creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
•	loans
•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among the variable investment accounts and any fixed account
•	change of allocation among the variable investment accounts and any fixed account for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
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We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among the variable investment accounts and any fixed account and changes of allocation among the variable investment accounts and any fixed account simply by telephoning us at 1-800-827-4546 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the variable investment accounts and any fixed account involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
Variations in policy terms
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy, and certain riders and options may not be available due to state insurance laws or restrictions in the state in which the policy is issued. We disclose material variations in this prospectus, consistent with disclosure standards under federal securities law. A general summary of material state variations to the statements made in this prospectus is included below. Specific variations from the information appearing in this prospectus which are required due to insurance laws and regulations are contained in your policy, or in riders or endorsements attached to your Policy. You should refer to your policy for these state specific features.
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MATERIAL STATE VARIATIONS
Policy Provisions	States with Variation	Description of Variations
Free Look Period (amount of refund)	AK, AL, AR, AZ, CT, CO, DC, DE, FL, GA, HI, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE NH, NJ, NM, NV, OH, OK, OR, PA, RI, SC, TN, TX, UT, VA, VT, WA, WV and WY	Return of premium
	CA, SD	Policy value at time of return plus charges deducted
Riders	States with Variation	Description of Variations
Accelerated Benefit Rider	MA	Not available
	WA	Condition of payment is based in part on the life insured person having a life expectancy of two years or less.
Critical Illness Benefit Rider	CT, GA, GU, ID, KS, MA, MS, MO, NH, NJ, OH, PA, PR, TN, VA, and WA	Not available
Disability Payment of Specified Premium Rider	IN	Total disability must begin between policy anniversary nearest the insured person’s 20th and 65th birthdays.
Healthy Engagement Rider	ND and PR	Not available
Long Term Care 2018	CA, GU, MT, NJ, and PR	Not available
ROP	GU and PR	Not available
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Special purchase programs for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same
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compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 145% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
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General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if you have elected a Long-Term Care Rider, or the Long-Term Care Rider 2018, the rider's benefits generally will be excludible from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider or the Long-Term Care Rider 2018, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider or the Long Term Care Rider 2018 should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment
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contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected a Long-Term Care Rider or the Long-Term Care Rider 2018, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.
If you have elected the Critical Illness Benefit Rider, as described in “Optional supplementary benefit riders you can add,” we will treat the monthly charges for the Critical Illness Rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero. We anticipate that benefits paid under the Critical Illness Rider will generally be excludible from gross income under Internal Revenue Code section 104(a)(3). However, the benefits may not qualify for this exclusion with certain third-party ownership arrangements. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
If you have elected a rider that imposes a monthly rider charge, we will treat the monthly charges for the rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.
The tax treatment of certain aspects of the Healthy Engagement Rider, such as gift cards and other cash equivalents, could be includible in your taxable income. We expect to report to the Internal Revenue Service only those benefits we believe are taxable income, such as gift cards and other cash equivalents. Taxable benefits will be reported to the Internal Revenue Service by us only if the value of such benefits received in a year is $600 or more. This material does not constitute tax or legal advice and neither John Hancock USA nor any of its agents, employees or registered representatives are in the business of offering such advice. We do not expect that we will be required to report any free or discounted services or products that are available to the insured person under the Healthy Engagement Rider or the Healthy Engagement Core Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.
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Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
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•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
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Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-217721

Statement of Additional Information
dated April 27, 2020
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
2

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2019, 2018, and 2017, was $93,867,230, $95,309,756, and $94,706,904, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
4

Audited Statutory-Basis Financial Statements John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2019, 2018 and 2017 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2019, 2018 and 2017

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 26, 2020

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$47,193	$44,556
Stocks:
Preferred stocks	15	14
Common stocks	1,050	918
Investments in affiliates	2,824	2,913
Mortgage loans on real estate	11,647	12,085
Real estate:
Company occupied	161	162
Investment properties	4,045	3,851
Cash, cash equivalents and short-term investments	3,816	2,988
Policy loans	2,888	2,788
Derivatives	13,049	8,511
Receivable for collateral on derivatives	154	-
Receivable for securities	2	1
Other invested assets	9,487	9,728
Total cash and invested assets	96,331	88,515
Investment income due and accrued	701	583
Premiums due	77	65
Amounts recoverable from reinsurers	216	232
Funds held by or deposited with reinsured companies	3,042	3,188
Other reinsurance receivable	225	575
Amounts due from affiliates	246	244
Other assets	1,720	2,423
Assets held in separate accounts	140,747	124,131
Total admitted assets	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$65,942	$64,047
Policyholders’ and beneficiaries’ funds	2,260	2,395
Consumer notes	138	154
Dividends payable to policyholders	376	393
Policy benefits in process of payment	456	445
Other amount payable on reinsurance	545	845
Other policy obligations	46	46
Total policy and contract obligations	69,763	68,325
Payable to parent and affiliates	1,934	1,309
Transfers to (from) separate account, net	(323)	(311)
Asset valuation reserve	2,798	1,981
Reinsurance in unauthorized companies	190	1
Funds withheld from unauthorized reinsurers	161	336
Interest maintenance reserve	1,557	1,373
Net deferred tax liability	101	77
Derivatives	7,297	3,719
Payables for collateral on derivatives	828	1,559
Payables for securities	520	29
Funds held under coinsurance	8,074	7,376
Other general account obligations	1,182	1,181
Obligations related to separate accounts	140,747	124,131
Total liabilities	234,829	211,086

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized;
100,000 shares issued and outstanding at December 31, 2019 and 2018)	-	-
Common stock (par value $1; 50,000,000 shares authorized;
4,728,940 shares issued and outstanding at December 31, 2019 and 2018)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	4,667	5,061
Total capital and surplus	8,476	8,870
Total liabilities and capital and surplus	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$14,948	$5,816	$18,286
Consideration for supplementary contracts with life contingencies	145	132	176
Net investment income	4,406	4,665	4,426
Amortization of interest maintenance reserve	151	179	195
Commissions and expense allowance on reinsurance ceded	638	468	1,963
Reserve adjustment on reinsurance ceded	(7,575)	(7,820)	(12,621)
Separate account administrative and contract fees	1,711	1,786	1,772
Other revenue	145	193	347
Total premiums and other revenues	14,569	5,419	14,544

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,851	12,322	12,693
Annuity benefits	1,122	1,735	1,788
Disability and long-term care benefits	853	801	738
Interest and adjustments on policy or deposit-type funds	32	(52)	(318)
Payments on supplementary contracts with life contingencies	207	203	199
Increase (decrease) in life and long-term care reserves	1,863	(5,078)	1,979
Total benefits paid or provided	16,928	9,931	17,079

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,052	1,078	1,091
General expenses	1,041	1,186	1,039
Insurance taxes, licenses and fees	159	167	138
Net transfers to (from) separate accounts	(7,050)	(7,616)	(8,706)
Investment income ceded	1,577	1,052	878
Other deductions	20	(459)	153
Total insurance expenses and other deductions	(3,201)	(4,592)	(5,407)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	842	80	2,872
Dividends to policyholders	110	111	124
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	732	(31)	2,748
Federal income tax expense (benefit)	(286)	(725)	446
Income (loss) from operations before net realized capital gains (losses)	1,018	694	2,302

Net realized capital gains (losses)	198	340	(403)
Net income (loss)	$1,216	$1,034	$1,899

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2017	$5	$3,196	$585	$2,368	$6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)
Balances at December 31, 2017	5	3,219	585	4,300	8,109

Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	$5	$3,219	$585	$4,667	$8,476

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$15,079	$13,901	$18,819
Net investment income received	4,394	4,828	4,603
Separate account fees	1,711	1,786	1,772
Commissions and expenses allowance on reinsurance ceded	638	468	1,963
Miscellaneous income	207	668	374
Benefits and losses paid	(23,052)	(22,601)	(28,091)
Net transfers from (to) separate accounts	7,038	7,670	8,763
Commissions and expenses (paid) recovered	(3,467)	(3,763)	(3,040)
Dividends paid to policyholders	(127)	(126)	(138)
Federal and foreign income and capital gain taxes (paid) recovered	677	(617)	(846)
Net cash provided by (used in) operating activities	3,098	2,214	4,179
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	15,032	22,532	19,287
Stocks	142	566	317
Mortgage loans on real estate	1,698	880	885
Real estate	106	2,507	986
Other invested assets	1,558	2,066	624
Net gains (losses) on cash, cash equivalents and short term investments	1	(4)	4
Total investment proceeds	18,537	28,547	22,103
Cost of investments acquired:
Bonds	17,230	25,992	21,195
Stocks	105	114	459
Mortgage loans on real estate	1,261	1,975	1,179
Real estate	359	213	415
Other invested assets	1,354	2,530	1,680
Derivatives	139	12	46
Total cost of investments acquired	20,448	30,836	24,974
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(395)	(547)	217
Net (increase) decrease in policy loans	(100)	(62)	(4)
Net cash provided by (used in) investment activities	(2,406)	(2,898)	(2,658)
Financing and miscellaneous activities
Surplus notes	-	-	-
Borrowed funds	(10)	(42)	(164)
Net deposits (withdrawals) on deposit-type contracts	(135)	(288)	(34)
Dividend paid to Parent	(845)	(600)	(900)
Other cash provided (applied)	1,126	471	(171)
Net cash provided by (used in) financing and miscellaneous activities	136	(459)	(1,269)
Net increase (decrease) in cash, cash equivalents and short-term investments	828	(1,143)	252
Cash, cash equivalents and short-term investments at beginning of year	2,988	4,131	3,879
Cash, cash equivalents and short-term investments at end of year	$3,816	$2,988	$4,131
Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$(109)	$7,873	$33
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	109	(7,873)	16
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	-	(49)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2019, 2018 and 2017, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

●	The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2019 and 2018, the Company held reserves of $ 1,032 million and $ 1,212 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

●	Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principle-based reserving (“PBR”) method use assumptions as outlined in the Company’s PBR Actuarial Report.

●	Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

●	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

●	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

●	For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2019 and 2018. Reserves at December 31, 2019 and 2018 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

●	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

●	Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

●	From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

●	Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values. The Company is currently assessing the impact of adopting the Valuation Manual (“VM”) guideline VM-21 – Requirements for Principle-Based Reserves for Variable Annuities for the full in-force block in 2020.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 16% of the Company’s aggregate reserve for life contracts at December 31, 2019 and 2018, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2019 and 2018, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Adoption of New Accounting Standards

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and 2019. As of January 1, 2020, PBR will be implemented for all new life insurance contracts. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company is currently assessing the impact of this guidance on its financial statements.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative.   The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.   On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) to incorporate relevant provisions from the Covered Agreement. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement.  The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2019, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795
Total bonds	$47,193	$5,528	$(110)	$52,611

December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817
Total bonds	$44,556	$2,472	$(979)	$46,049

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2019, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$499	$551
Due after one year through five years	5,720	5,882
Due after five years through ten years	8,302	8,942
Due after ten years	26,476	30,441
Mortgage-backed and asset-backed securities	6,196	6,795
Total	$47,193	$52,611

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$211	$265
Bonds and cash pledged in support of exchange-traded futures	344	362
Bonds and cash pledged in support of cleared interest rate swaps	880	337
Total fair value	$1,435	$964
At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,755	2,508
Total carrying value	$2,862	$2,615

At December 31, 2019 and 2018, the Company held below investment grade corporate bonds of $2,412 million and $2,856 million, with an aggregate fair value of $2,508 million and $2,830 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date.  Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms.  The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2019 and 2018, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)
Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

At December 31, 2019 and 2018, there were 172 and 1,383 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $29 million and $43 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $27 million, $72 million, and $3 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 13, 21, and 4 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2019, 2018 and 2017 was $0 million, $0 million, and $3 million, respectively. There were 1, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2019, 2018 and 2017, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2019	2018	2017
(in millions)
Proceeds	$12,389	$28,102	$17,663
Realized gross gains	356	729	557
Realized gross losses	(50)	(407)	(33)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2019 and 2018.

Affiliate Transactions

In 2019, the company seeded certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913
Total stocks	$2,394	$1,482	$(30)	$3,846

*Affiliates - fair value represents the carrying value

At December 31, 2019 and 2018, there were 120 and 309 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $4 million and $3 million at December 31, 2019 and 2018, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $7 million, $11 million, and $2 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 132, 95, and 81 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2019 and 2018, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2019:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,863	East North Central	$1,453
Industrial	752	East South Central	276
Office buildings	3,073	Middle Atlantic	1,700
Retail	3,263	Mountain	538
Agricultural	-	New England	633
Agribusiness	223	Pacific	3,710
Mixed use	7	South Atlantic	2,275
Other	1,470	West North Central	325
Allowance	(4)	West South Central	737
		Canada / Other	4
		Allowance	(4)
Total mortgage loans on real estate	$11,647	Total mortgage loans on real estate	$11,647

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)
Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

The aggregate mortgages outstanding to any one borrower do not exceed $378 million.

During 2019, the respective maximum and minimum lending rates for mortgage loans issued were 3.40% and 3.40% for agricultural loans and 6.38% and 2.84% for commercial loans. The Company issued no purchase money mortgages in 2019 and 2018. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2019, 2018 and 2017, respectively. The average recorded investment in impaired loans was $39 million, $56 million, and $31 million at December 31, 2019, 2018 and 2017, respectively. The Company recognized $3 million, $4 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2019, 2018 and 2017, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2019 and 2018. The Company was not a participant or co-lender in a mortgage loan agreement in 2019 and 2018.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2019	2018
(in millions)
AAA	$335	$279
AA	2,845	2,814
A	5,169	5,505
BBB	3,145	3,370
BB	147	61
B and lower and unrated	6	56
Total	$11,647	$12,085

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2019	2018
(in millions)
Properties occupied by the company	$239	$236
Properties held for the production of income	4,996	4,730
Properties held for sale	-	-
Less accumulated depreciation	(1,029)	(953)
Total	$4,206	$4,013

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2019, 2018 and 2017, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2019 and 2018.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $97 million, $39 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2019, 2018 and 2017, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2019 or 2018.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2019 and 2018, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2019 and 2018.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2019 or 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2019	2018	2017
(in millions)
Income:
Bonds	$2,117	$2,279	$2,146
Preferred stocks	-	-	-
Common stocks	125	126	23
Mortgage loans on real estate	569	594	610
Real estate	432	638	704
Policy loans	188	175	176
Cash, cash equivalents and short-term investments	45	38	33
Other invested assets	920	1,069	1,014
Derivatives	519	427	483
Other income	-	(21)	12
Total investment income	4,915	5,325	5,201

Expenses
Investment expenses	(331)	(424)	(509)
Investment taxes, licenses and fees, excluding federal income taxes	(51)	(76)	(93)
Investment interest expense	(42)	(48)	(50)
Depreciation on real estate and other invested assets	(85)	(112)	(123)
Total investment expenses	(509)	(660)	(775)
Net investment income	$4,406	$4,665	$4,426

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2019	2018	2017
(in millions)
Realized capital gains (losses)	$735	$730	$722
Less amount transferred to the IMR (net of related tax benefit (expense) of $(89) in 2019, $2 in 2018, and $(475) in 2017)	336	(6)	882
Realized capital gains (losses) before tax	399	736	(160)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	201	396	243
Net realized capital gains (losses)	$198	$340	$(403)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2019
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-
Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122
Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2018
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5
Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6
Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188
Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2019, 2018 and 2017, respectively, the Company recorded unrealized gains (losses) of $278 million, $231 million, and $402 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2019, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 27 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2019, 2018 and 2017 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(171)	$(193)	$(805)
Interest rate treasury locks	916	(417)	841
Interest rate options	89	(35)	(73)
Interest rate futures	(379)	212	-
Foreign currency swaps	18	-	6
Foreign currency forwards	(2)	6	(11)
Foreign currency futures	5	(11)	-
Equity total return swaps	(15)	9	3
Equity index options	177	(133)	102
Equity index futures	(169)	121	-
Credit default swaps	-	-	-
Total net unrealized capital gain (loss)	$469	$(441)	$63

Net realized capital gain (loss):
Interest rate swaps	$11	$(225)	$874
Interest rate treasury locks	428	43	34
Interest rate options	(17)	(5)	(3)
Interest rate futures	873	(411)	273
Foreign currency swaps	6	4	4
Foreign currency forwards	21	(16)	16
Foreign currency futures	18	61	(111)
Equity total return swaps	(17)	(2)	(9)
Equity index options	(1)	49	22
Equity index futures	(944)	157	(1,104)
Credit default swaps	1	-	-
Total net realized capital gain (loss)	$379	$(345)	$(4)
Total gain (loss) from derivatives in other hedging relationships	$848	$(786)	$59

The table above does not include unrealized gains (losses) of $17 million, ($28) million, $9 million and realized gains (losses) of $6 million, $12 million and $12 million for the years ended December 31, 2019, 2018 and 2017, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $36 million, ($229) million, and $872 million (including $23 million, ($226) million, and $874 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2019, 2018 and 2017, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The Company had no CDS protection sold at December 31, 2019 and 2018.

The Company held no purchased credit protection at December 31, 2019 and 2018. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2019 and 2018, the Company accepted collateral consisting of cash of $828 million and $1,559 million, and various securities with a fair value of $6,105 million and $3,280 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2020	$98
2021	-
2022	-
2023	-
Thereafter	-
Total Future Settled Premiums	$98

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$66	$(48)	$17
Current Year	$98	$64	$162

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2019 and 2018, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $310 million and $266 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2019 and 2018, the equity total return swap agreements with MLI had a fair value of $17 million and ($14) million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with JHRECO.  The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the IMR and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●	Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●	Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-
Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	31	31	-	25	6	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	918	918	807	-	111	-
Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	8,450	8,450	-	8,035	415	-
Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	3,716	3,716	-	3,591	125	-
Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148
Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367
Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28
Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries’ funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240
Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,429 million and $2,439 million at December 31, 2019 and 2018, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2019, 2018 and 2017, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89

Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111

Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6
Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134
Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134

Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844
Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums earned
Direct	$20,649	$20,067	$20,392
Assumed	519	603	605
Ceded	(6,220)	(14,854)	(2,711)
Net	$14,948	$5,816	$18,286
Benefits to policyholders ceded	$(15,433)	$(15,881)	$(16,741)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2019, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2019, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2019, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,603 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(233)	$(219)	$(224)
Premiums assumed	93	88	91
Benefits ceded	(601)	(594)	(636)
Benefits assumed	240	238	254

Other reinsurance receivable (payable)	-	-	(1)
Funds held by or deposited with reinsured companies	3,038	3,183	3,316

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(1)	$(2,792)	$(3)
Benefits ceded, net	(623)	(541)	(418)
Other reinsurance receivable	81	96	68
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus.  Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016.   The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2019	2018
(in millions)
Premiums ceded, net	$-	$(5,317)
Benefits ceded, net	(474)	(134)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable	45	20
Other amounts payable on reinsurance	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. On May 29, 2019, the State of Michigan Department of Insurance and Financial Services (“DFIS”) revoked SRUS status as an accredited reinsurer in Michigan. As of December 31, 2019, the Company has established full provisions to offset the reserve credit and net reinsurance receivable related to the various agreements with SRUS. Refer to the subsequent events note for further details on the status of the rehabilitation proceedings.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(159)	$(167)	$(177)
Benefits ceded, net	(396)	(408)	(424)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	42	39	46
Other amounts payable on reinsurance	3	5	4
Treaty settlement received (paid)*	207	208	227

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(510)	$(501)	$(256)
Premiums ceded, impact of treaty recaptured	-	-	3,718
Benefits ceded	(615)	(573)	(782)

Other reinsurance receivable	-	13	2
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	7,771	7,131	7,048
Treaty settlement received (paid)*	5	20	(8)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the pay-out annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,306 million and $9,038 million at December 31, 2019 and 2018, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $7,766 million and $7,131 million at December 31, 2019 and 2018, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(3,243)	$(3,763)	$(3,320)
Benefits ceded	(10,026)	(10,700)	(11,653)

Other reinsurance receivable	7	185	25
Other amounts payable on reinsurance	367	660	389
Funds withheld from unauthorized reinsurers	16	7	-
Funds held under coinsurance	81	143	141
Treaty settlement received (paid)*	(448)	178	480

* Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,063 million and $1,989 million as a coinsurance reserve and JHUSA holds $249 million and $420 million as a modified coinsurance reserve at December 31, 2019 and 2018, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to Actuarial Guideline 43 (“AG 43”). The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $16 million and $7 million at December 31, 2019 and 2018, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(102)	$(133)	$(255)
Benefits ceded	(623)	(595)	(545)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	7	7	7
Funds withheld from unauthorized reinsurers	145	329	66
Treaty settlement received (paid)*	(30)	(30)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(27)	$(28)	$(27)
Premiums assumed	-	-	-
Benefits ceded	(24)	(22)	(19)
Benefits assumed	19	19	22

Other reinsurance receivable	1	-	-
Other amounts payable on reinsurance	4	5	7
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)*	(22)	(23)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(150)	$(135)	$(373)
Premiums assumed	-	-	-
Benefits ceded	(22)	(17)	(14)
Benefits assumed	-	-	-

Other reinsurance receivable	7	-	-
Other amounts payable on reinsurance	-	22	18
Funds held under coinsurance	222	102	50
Treaty settlement received (paid)*	(6)	(68)	(55)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2019.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$(140)	$2	$(138)
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	(140)	2	(138)
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	(140)	2	(138)
(f) Deferred tax liabilities	(139)	25	(114)
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(1)	$(23)	$(24)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2019. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(7)	$(7)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(295)	-	(295)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(295)	-	(295)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(59)	-	(59)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	155	9	164
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(140)	$2	$(138)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2019	2018
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	845%	800%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,461	$8,854

Impact of tax planning strategies is as follows:

	December 31, 2019
	(1)	(2)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2018
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(140)	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(140)	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

1. Current income tax
(a) Federal	$(286)	$(725)	$439
(b) Foreign	-	-	-
(c) Subtotal	(286)	(725)	439
(d) Federal income tax on net capital gains	201	396	(195)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(85)	$(329)	$244

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	665	654	11
(4) Investments	80	72	8
(5) Deferred acquisition costs	462	412	50
(6) Policyholder dividends accrual	49	53	(4)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	34	(2)
(9) Pension accrual	18	17	1
(10) Receivables - nonadmitted	59	54	5
(11) Net operating loss carryforward	-	35	(35)
(12) Tax credit carry-forward	121	333	(212)
(13) Other (including items <5% of total ordinary tax assets)	48	10	38
(99) Subtotal	$1,534	$1,674	$(140)

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,413	$1,553	$(140)

(e) Capital:
(1) Investments	$69	$67	$2
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$69	$67	$2

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$69	$67	$2
(i) Admitted deferred tax assets (2(d)+2(h))	$1,482	$1,620	$(138)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,100	$1,150	$(50)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	12	9	3
(4) Policyholder reserves	256	324	(68)
(5) Other (including items <5% of total ordinary tax liabilities)	103	127	(24)
(99) Subtotal	$1,489	$1,628	$(139)
(b) Capital:
(1) Investments	$94	$69	$25
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$94	$69	$25

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,583	$1,697	$(114)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(101)	$(77)	$(24)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2019	2018	Change
(in millions)

Total deferred tax assets	$1,482	$1,620	$(138)
Total deferred tax liabilities	1,583	1,697	(114)
Net deferred tax assets (liabilities)	$(101)	$(77)	$(24)
Tax effect of unrealized gains and losses			(126)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			182
Change in net deferred income taxes			$(78)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2019 and 2018 and 35% for 2017 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
(in millions)

Ordinary provisions computed at statutory rate	$221	$(7)	$962
Net realized capital gains (losses) before IMR at statutory rate	87	153	253
Change in nonadmitted assets	-	-	-
Reinsurance	(49)	77	22
Valuation allowance	-	-	-
Tax-exempt income	(22)	1	(22)
Nondeductible expenses	2	2	1
Foreign tax expense gross up	6	5	8
Amortization of IMR	(32)	(138)	(68)
Tax recorded in surplus	(11)	14	68
Dividend received deduction	(134)	(159)	(184)
Investment in subsidiaries	(16)	(18)	(25)
Prior year adjustment	(19)	(69)	(151)
Tax credits	(27)	(23)	(24)
Change in tax reserve	(13)	33	4
Pension	-	-	-
Tax rate change	-	(185)	570
Other	-	2	1
Total	$(7)	$(312)	$1,415

Federal and foreign income taxes incurred	$(286)	$(725)	$446
Capital gains tax	201	396	243
Change in net deferred income taxes	78	17	726
Total statutory income tax expense (benefit)	$(7)	$(312)	$1,415

As of December 31, 2019, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49
			$121

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $323 million for the years 2019, 2018 and 2017 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.

John Hancock Assignment Company	JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $52 million and ($47) million at December 31, 2019 and 2018, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”), and currently tax years 2014 – 2018 are under audit.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2019	2018
(in millions)

Balance at beginning of year	$108	$60
Additions based on tax positions related to the current year	1	2
Payments	-	-
Additions for tax positions of prior years	-	48
Reductions for tax positions of prior years	(38)	(2)
Balance at end of year	$71	$108

Included in the balances as of December 31, 2019 and 2018, are $71 million and $108 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2019 and 2018, are $0 million and ($1) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, ($3) million, and ($10) million of interest expense / (benefit) for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had approximately $7 million and $6 million accrued for interest as of December 31, 2019 and 2018, respectively. The Company did not recognize any material penalties for the years ended December 31, 2019, 2018 and 2017.

The Company does not have a Repatriation Transition Tax (“RTT”) liability under the Tax Cuts and Jobs Act of 2017 as the RTT was fully remitted to the IRS with the filing of the 2017 and 2018 federal income tax returns.

As of December 31, 2019, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $34 million, all of which was recorded as a current tax recoverable. The Company expects to recover the remaining balance by 2021.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act (the “Act”) and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2019, 2018 and 2017, the Company paid ordinary dividends of $845 million, $600 million and $807 million and extraordinary dividends of $0 million, $0 million, and $93 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2019 and 2018, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2019. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2019, 2018 and 2017. Total interest paid through December 31, 2019 was $846 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $5 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid through December 31, 2019 was $29 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $216 million, $296 million, and $347 million, respectively, for the years ended December 31, 2019, 2018 and 2017.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $744 million, $748 million, and $767 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2019, 2018 and 2017, respectively, the Company received dividends of $22 million, $28 million, and $31 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $77 million, $83 million, and $72 million from JHD, $100 million, $100 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $251 million, $404 million, and $231 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $1 million, and $10 million from CLA CRE Opportunity Fund I LP and $0 million, $27 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2019 and 2018, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $586 million and $572 million at December 31, 2019 and 2018, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2019	2018
(In millions)

The Manufacturers Investment Corporation	$320	$66
John Hancock Financial Corporation	89	113
Manulife Reinsurance Limited	27	17
Manulife Reinsurance (Bermuda) Ltd.	229	141
Manulife (Michigan) Reassurance Company	7	6
John Hancock Life & Health Insurance Company	228	159
John Hancock Reassurance Company, Ltd.	65	91
John Hancock Life Insurance Company New York	520	293
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	25
John Hancock Subsidiaries LLC	18	24
John Hancock Insurance Agency, Inc.	6	5
Essex Corporation	1	1
John Hancock Signature Services Inc.	7	9
JH Partnership Holdings I, II LP	-	-
John Hancock Realty Advisors	3	6
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	41	47
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	39	35
Hancock Capital Investment Management LLC	8	15
John Hancock RPS, LLC	49	41
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	19	11
JH Networking Insurance Agency, Inc.	6	4
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	45
Hancock Natural Resource Group, Inc.	35	68
Hancock Forest Management, Inc.	6	5
John Hancock Personal Financial Services, LLC	2	1
John Hancock Funding Company LLC	(4)	(9)
Total	$1,788	$1,221

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $357 million, purchase other invested assets of $1,988 million, purchase real estate of $48 million, and issue agricultural and commercial mortgages of $22 million at December 31, 2019. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2020.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2020	$8
2021	5
2022	3
2023	2
2024	2
Thereafter	14
Total	$34

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%
Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%
Total (gross)	19,262	507	125,004	144,773	100%
Reinsurance ceded	10,116	-	-	10,116
Total (net)	$9,146	$507	$125,004	$134,657
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%
Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%
Total (gross)	20,038	544	110,692	131,274	100%
Reinsurance ceded	10,830	-	-	10,830
Total (net)	$9,208	$544	$110,692	$120,444
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	6,018	5,911	6,692	-	-	-
(3) Universal Life with Secondary Guarantees	14,070	12,258	24,355	-	-	-
(4) Indexed Universal Life	878	627	869	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	829	706	735	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	17,608	17,608	18,733	-	-	-
(8) Variable Life	-	-	23	1,957	1,927	1,957
(9) Variable Universal Life	2,963	2,944	3,054	12,947	12,647	12,697
(10) Miscellaneous Reserves	-	-	4,947	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,062	-	-	-
(2) Accidental Death Benefits	-	-	9	-	-	-
(3) Disability - Active Lives	-	-	43	-	-	-
(4) Disability - Disabled Lives	-	-	148	-	-	-
(5) Miscellaneous Reserves	-	-	320	-	-	-
C. Total (gross: direct + assumed)	$42,366	$40,054	$62,990	$14,904	$14,574	$14,654
D. Reinsurance Ceded	9,223	9,150	19,466	-	-	-
E. Total (net) (C) - (D)	$33,143	$30,904	$43,524	$14,904	$14,574	$14,654

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	5,772	5,747	6,360	-	-	-
(3) Universal Life with Secondary Guarantees	14,095	12,073	23,536	-	-	-
(4) Indexed Universal Life	138	124	126	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	1,055	782	901	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	18,005	18,005	19,155	-	-	-
(8) Variable Life	-	-	24	1,708	1,678	1,708
(9) Variable Universal Life	2,943	2,914	2,992	10,927	10,569	10,675
(10) Miscellaneous Reserves	-	-	5,167	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,019	-	-	-
(2) Accidental Death Benefits	-	-	10	-	-	-
(3) Disability - Active Lives	-	-	46	-	-	-
(4) Disability - Disabled Lives	-	-	155	-	-	-
(5) Miscellaneous Reserves	-	-	364	-	-	-
C. Total (gross: direct + assumed)	$42,008	$39,645	$61,855	$12,635	$12,247	$12,383
D. Reinsurance Ceded	9,543	9,442	19,760	-	-	-
E. Total (net) (C) - (D)	$32,465	$30,203	$42,095	$12,635	$12,247	$12,383

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets
	December 31,
(in millions)	2019	2018	2019	2018
Group Annuity Contracts (401K)	$91,376	$78,443	$-	$-
Variable and Fixed Annuities	30,453	29,250	20	21
Life Insurance	15,022	12,771	-	-
Fixed Products - Institutional and stable value fund	2,009	1,743	-	-
Fixed Products - Retail	28	26	324	351
Investments - Funds	1,515	1,526	-	-
Total	$140,403	$123,759	$344	$372

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59

The Company had the following variable annuities with guaranteed benefits:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions, except for ages)
Account value	$30,730	$29,577
Amount of reserve held	1,000	1,230
Net amount at risk - gross	4,670	7,778
Weighted average attained age	70	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2019 and 2018:

●	Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

●	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

●	In 2019 and 2018, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●	In 2019 and 2018, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the swap curve at December 31 is used for discounting in both years.

●	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2019	2018
(in millions)
Type of Fund
Equity	$26,688	$24,071
Balanced	8,787	8,365
Bonds	5,634	5,615
Money Market	360	517
Total	$41,469	$38,568

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$-	$14,538	$14,538	$-	$14,007	$14,007
Reserves for accounts with assets at:
Fair value	507	139,658	140,165	544	123,076	123,620
Amortized cost	-	-	-	-	-	-
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$302	$1,567	$1,869	$337	$1,385	$1,722
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,240	1,240	-	1,329	1,329
At fair value	-	134,458	134,458	-	118,543	118,543
At book value without fair value adjustments and with current surrender charge of less than 5%	-	2,204	2,204	-	1,671	1,671
Subtotal	302	139,469	139,771	337	122,928	123,265
Not subject to discretionary withdrawal	205	189	394	207	148	355
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2019	2018	2017

(in millions)
Transfers to separate accounts	$16,277	$15,071	$17,679
Transfers from separate accounts	23,327	22,687	26,385
Net transfers to (from) separate accounts	$(7,050)	$(7,616)	$(8,706)

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $30 million, $26 million, and $34 million in 2019, 2018 and 2017, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2019, 2018 and 2017, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $313 million and $308 million at December 31, 2019 and 2018, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program.  The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019.  A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018.  This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2019, 2018 and 2017, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2019 and 2018 was $127 million and $108 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2019 and 2018 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2019, 2018 and 2017, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2019, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2019, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2019, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2019. At December 31, 2019, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2019, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2019, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $4 million and $3 million for the years ended December 31, 2019 and 2018.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2019 and 2018 was $138 million and $154 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $4 million, $10 million, and $11 million in 2019, 2018 and 2017, respectively. Interest paid amounted to $6 million, $8 million, and $11 million in 2019, 2018 and 2017, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $0 million, and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $0 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $1 million, and $1 million for the years ended December 31, 2019, 2018 and 2017, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2019 and 2018, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

December 31, 2018
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$572	$526	$300
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$572	$526	$300

December 31, 2018
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$-	$-	$-

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2019 was $300 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2019	2018
(in millions)

Assets:
Bonds	$2,145	$2,222
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	429	327
Real estate	668	661
Cash, cash equivalents and short-term investments	5	332
Policy loans	1,780	1,734
Other invested assets	437	407
Total cash and invested assets	5,464	5,683
Investment income due and accrued	113	110
Premiums due	4	4
Net deferred tax asset	35	32
Other closed block assets	7	372
Total closed block assets	$5,623	$6,201
Obligations:
Policy reserves	5,346	5,407
Policyholders’ and beneficiaries’ funds	56	58
Dividends payable to policyholders	295	304
Policy benefits in process of payment	65	61
Other policy obligations	2	6
Other closed block obligations	192	663
Total closed block obligations	$5,956	$6,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2019 financial statements through March 26, 2020, the date the financial statements were issued.

The Company reached a settlement agreement with the Receiver of SRUS, in rehabilitation, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were commuted and terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company expects to record an increase in pre-tax income of approximately $130 to $160 million comprised of the cash payment and the reversal of provisions previously established for the term coinsurance business.

A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2019

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John Hancock Life Insurance Company (U.S.A.)

Separate Account A

Audited Financial Statements

December 31, 2019

2 of 70

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Separate Account), as of December 31, 2019, and the related statements of operations and changes in contract owners' equity for the two years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019 and the results of its operations and changes in contract owners' equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.

Boston, Massachusetts

March 26, 2020

3 of 70

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account A

500 Index Fund Series NAV	M Large Cap Growth
Active Bond Trust Series I	M Large Cap Value
Active Bond Trust Series NAV	Managed Volatility Aggressive Portfolio Series I
American Asset Allocation Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
American Global Growth Trust Series I	Managed Volatility Balanced Portfolio Series I
American Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
American Growth-Income Trust Series I	Managed Volatility Conservative Portfolio Series I
American International Trust Series I	Managed Volatility Conservative Portfolio Series NAV
Blue Chip Growth Trust Series I	Managed Volatility Growth Portfolio Series I
Blue Chip Growth Trust Series NAV	Managed Volatility Growth Portfolio Series NAV
Capital Appreciation Trust Series I	Managed Volatility Moderate Portfolio Series I
Capital Appreciation Trust Series NAV	Managed Volatility Moderate Portfolio Series NAV
Capital Appreciation Value Trust Series I	Mid Cap Index Trust Series I
Capital Appreciation Value Trust Series NAV	Mid Cap Index Trust Series NAV
Core Bond Trust Series I	Mid Cap Stock Trust Series I
Core Bond Trust Series NAV	Mid Cap Stock Trust Series NAV
Emerging Markets Value Trust Series I	Mid Value Trust Series I
Emerging Markets Value Trust Series NAV	Mid Value Trust Series NAV
Equity Income Trust Series I	Money Market Trust Series I
Equity Income Trust Series NAV	Money-Market Trust Series NAV
Financial Industries Trust Series I	PIMCO All Asset
Financial Industries Trust Series NAV	Real Estate Securities Trust Series I
Fundamental All Cap Core Trust Series I	Real Estate Securities Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Select Bond Trust Series I
Global Bond Trust Series I	Select Bond Trust Series NAV
Global Bond Trust Series NAV	Short Term Government Income Trust Series I
Global Trust Series I	Short Term Government Income Trust Series NAV
Global Trust Series NAV	Small Cap Index Trust Series I
Health Sciences Trust Series I	Small Cap Index Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Opportunities Trust Series I
High Yield Trust Series I	Small Cap Opportunities Trust Series NAV
High Yield Trust Series NAV	Small Cap Stock Trust Series I
International Equity Index Series I	Small Cap Stock Trust Series NAV
International Equity Index Series NAV	Small Cap Value Trust Series I
International Small Company Trust Series I	Small Cap Value Trust Series NAV
International Small Company Trust Series NAV	Small Company Value Trust Series I
International Value Trust Series I	Small Company Value Trust Series NAV
International Value Trust Series NAV	Strategic Income Opportunities Trust Series I
Investment Quality Bond Trust Series I	Strategic Income Opportunities Trust Series NAV
Investment Quality Bond Trust Series NAV	Total Bond Market Series Trust NAV
Lifestyle Aggressive Portfolio Series NAV	Total Stock Market Index Trust Series I
Lifestyle Balanced Portfolio Series NAV	Total Stock Market Index Trust Series NAV

4 of 70

Appendix

Subaccounts comprising John Hancock Life
Insurance Company (U.S.A.) Separate Account A

Lifestyle Conservative Portfolio Series NAV	Ultra Short Term Bond Trust Series I
Lifestyle Growth Portfolio Series I	Ultra Short Term Bond Trust Series NAV
Lifestyle Growth Portfolio Series NAV
Lifestyle Moderate Portfolio Series NAV
M Capital Appreciation
M International Equity

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				American Asset	American Global
	500 Index Fund	Active Bond Trust	Active Bond Trust	Allocation Trust	Growth Trust Series	American Growth
	Series NAV	Series I	Series NAV	Series I	I	Trust Series I
Total Assets

Investments at fair value	$448,386,088	$9,033,484	$31,010,941	$159,923,601	$19,344,450	$95,558,191

Units outstanding	6,832,554	348,266	365,810	7,174,763	770,933	2,167,478
Unit value	$65.62	$25.94	$84.77	$22.29	$25.09	$44.09
Shares	11,849,527	922,726	3,164,382	12,712,528	1,173,102	5,441,810
Cost	$329,857,544	$8,864,722	$30,331,796	$171,154,119	$18,032,726	$101,394,142

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Growth-	American
	Income Trust Series	International Trust	Blue Chip Growth	Blue Chip Growth	Capital Appreciation	Capital Appreciation
	I	Series I	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$126,148,333	$64,920,611	$43,490,357	$120,365,030	$31,226,525	$48,714,620

Units outstanding	3,279,286	2,401,281	428,862	486,314	635,147	1,007,634
Unit value	$38.47	$27.04	$101.41	$247.50	$49.16	$48.35
Shares	7,701,363	3,273,858	1,262,420	3,491,878	5,793,418	8,987,937
Cost	$133,213,834	$62,643,664	$40,218,444	$113,366,831	$43,161,442	$67,208,305

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Capital Appreciation				Emerging Markets
	Capital Appreciation	Value Trust Series	Core Bond Trust	Core Bond Trust	Emerging Markets	Value Trust Series
	Value Trust Series I	NAV	Series I	Series NAV	Value Trust Series I	NAV
Total Assets

Investments at fair value	$6,281,791	$104,442,154	$15,080,242	$70,136,640	$4,902,838	$65,567,106

Units outstanding	219,640	3,633,945	648,955	3,752,837	286,166	4,758,069
Unit value	$28.60	$28.74	$23.24	$18.69	$17.13	$13.78
Shares	500,541	8,342,025	1,124,552	5,257,619	512,313	6,865,666
Cost	$5,982,699	$98,235,357	$15,052,027	$69,120,031	$5,174,737	$65,398,996

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

					Fundamental All	Fundamental All
	Equity Income Trust	Equity Income Trust	Financial Industries	Financial Industries	Cap Core Trust	Cap Core Trust
	Series I	Series NAV	Trust Series I	Trust Series NAV	Series I	Series NAV
Total Assets

Investments at fair value	$43,685,671	$110,431,593	$2,834,745	$11,579,037	$1,229,253	$24,514,386

Units outstanding	645,048	1,627,370	79,398	268,845	19,764	662,045
Unit value	$67.72	$67.86	$35.70	$43.07	$62.20	$37.03
Shares	2,845,972	7,231,931	201,331	825,306	50,051	992,084
Cost	$45,143,271	$113,845,560	$2,727,715	$11,141,502	$1,143,670	$21,699,026

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Fundamental Large	Fundamental Large
	Cap Value Trust	Cap Value Trust	Global Bond Trust	Global Bond Trust		Global Trust Series
	Series I	Series NAV	Series I	Series NAV	Global Trust Series I	NAV
Total Assets

Investments at fair value	$37,174,864	$59,773,078	$4,631,961	$35,844,888	$10,091,990	$30,986,791

Units outstanding	909,007	2,070,413	133,667	1,028,847	261,680	1,482,694
Unit value	$40.90	$28.87	$34.65	$34.84	$38.57	$20.90
Shares	1,607,214	2,583,106	376,582	2,926,113	503,592	1,548,565
Cost	$29,215,440	$48,880,502	$4,771,639	$36,887,570	$9,940,901	$30,480,269

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Equity	International Equity
	Trust Series I	Trust Series NAV	Series I	Series NAV	Index Series I	Index Series NAV
Total Assets

Investments at fair value	$12,459,188	$54,879,855	$8,406,033	$38,187,960	$15,010,729	$106,080,393

Units outstanding	108,381	611,103	204,242	1,399,885	993,463	1,786,011
Unit value	$114.96	$89.80	$41.16	$27.28	$15.11	$59.40
Shares	458,395	1,985,523	1,583,057	7,301,713	820,258	5,799,912
Cost	$11,302,844	$50,775,068	$8,307,567	$38,416,696	$13,812,547	$97,675,416

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	International Small	International Small				Investment Quality
	Company Trust	Company Trust	International Value	International Value	Investment Quality	Bond Trust Series
	Series I	Series NAV	Trust Series I	Trust Series NAV	Bond Trust Series I	NAV
Total Assets

Investments at fair value	$6,059,512	$32,237,171	$19,027,942	$40,069,269	$10,047,907	$23,232,792

Units outstanding	301,805	1,596,668	686,950	2,236,072	252,846	1,234,989
Unit value	$20.08	$20.19	$27.70	$17.92	$39.74	$18.81
Shares	421,385	2,240,248	1,472,751	3,125,528	882,169	2,046,942
Cost	$5,776,277	$29,990,206	$18,456,843	$39,815,952	$10,065,802	$22,832,683

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Lifestyle
	Lifestyle Aggressive	Lifestyle Balanced	Conservative		Lifestyle Growth	Lifestyle Moderate
	Portfolio Series	Portfolio Series	Portfolio Series	Lifestyle Growth	Portfolio Series	Portfolio Series
	NAV	NAV	NAV	Portfolio Series I	NAV	NAV
Total Assets
Investments at fair value	$13,348,840	$92,932,899	$3,998,619	$1,201,698	$370,380,166	$27,703,493

Units outstanding	811,220	6,441,156	305,812	88,975	24,102,842	1,984,942
Unit value	$16.46	$14.43	$13.08	$13.51	$15.37	$13.96
Shares	857,344	6,026,777	292,510	71,022	21,903,026	1,866,812
Cost	$12,731,401	$87,030,973	$3,919,051	$1,157,831	$348,839,379	$26,386,123

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

					Managed Volatility	Managed Volatility
	M Capital	M International	M Large Cap		Aggressive Portfolio	Aggressive Portfolio
	Appreciation	Equity	Growth	M Large Cap Value	Series I	Series NAV
Total Assets

Investments at fair value	$16,921,391	$10,563,539	$21,214,403	$15,300,062	$14,331,527	$205,955,178

Units outstanding	133,588	280,814	223,415	479,341	352,888	8,440,376
Unit value	$126.67	$37.62	$94.96	$31.92	$40.61	$24.40
Shares	675,504	850,527	723,300	1,195,317	1,340,648	19,248,147
Cost	$18,469,082	$10,178,630	$17,757,444	$15,476,250	$13,791,234	$193,012,906

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				Managed Volatility
	Managed Volatility	Managed Volatility	Managed Volatility	Conservative	Managed Volatility	Managed Volatility
	Balanced Portfolio	Balanced Portfolio	Conservative	Portfolio Series	Growth Portfolio	Growth Portfolio
	Series I	Series NAV	Portfolio Series I	NAV	Series I	Series NAV
Total Assets
Investments at fair value	$58,259,993	$478,461,990	$2,799,405	$35,895,200	$70,513,128	$677,425,185

Units outstanding	1,256,887	20,698,617	63,779	1,744,223	1,605,304	28,695,691
Unit value	$46.35	$23.12	$43.89	$20.58	$43.93	$23.61
Shares	4,694,601	38,430,682	238,247	3,047,131	5,309,724	50,934,003
Cost	$58,648,665	$485,235,275	$2,771,282	$35,582,333	$66,907,500	$663,632,666

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility	Managed Volatility
	Moderate Portfolio	Moderate Portfolio	Mid Cap Index	Mid Cap Index	Mid Cap Stock	Mid Cap Stock
	Series I	Series NAV	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$14,073,269	$104,848,310	$26,239,342	$77,917,342	$24,125,866	$49,089,774

Units outstanding	299,597	4,625,270	413,838	1,869,283	403,956	376,719
Unit value	$46.97	$22.67	$63.40	$41.68	$59.72	$130.31
Shares	1,178,666	8,766,581	1,226,711	3,642,700	1,335,134	2,672,280
Cost	$14,839,707	$108,312,655	$26,493,927	$78,087,969	$22,716,123	$47,078,419

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						Real Estate
	Mid Value Trust	Mid Value Trust	Money Market Trust	Money-Market Trust		Securities Trust
	Series I	Series NAV	Series I	Series NAV	PIMCO All Asset	Series I
Total Assets

Investments at fair value	$11,926,506	$32,935,886	$26,542,430	$100,918,374	$34,209,087	$25,155,901

Units outstanding	322,699	578,814	1,033,832	9,667,957	1,747,524	103,962
Unit value	$36.96	$56.90	$25.67	$10.44	$19.58	$241.97
Shares	1,232,077	3,427,251	26,542,430	100,918,374	3,112,747	1,068,191
Cost	$13,719,542	$36,602,177	$26,542,430	$100,918,374	$33,307,749	$15,953,876

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Real Estate	Science &	Science &			Short Term
	Securities Trust	Technology Trust	Technology Trust	Select Bond Trust	Select Bond Trust	Government Income
	Series NAV	Series I	Series NAV	Series I	Series NAV	Trust Series I
Total Assets

Investments at fair value	$59,531,329	$27,444,719	$45,337,535	$2,871,812	$25,990,246	$5,271,454

Units outstanding	293,363	361,566	751,981	221,574	1,997,767	467,611
Unit value	$202.93	$75.91	$60.29	$12.96	$13.01	$11.27
Shares	2,542,987	932,542	1,519,354	208,253	1,886,085	436,740
Cost	$47,395,954	$24,362,311	$42,193,185	$2,843,231	$25,560,452	$5,313,889

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Short Term			Small Cap	Small Cap
	Government Income	Small Cap Index	Small Cap Index	Opportunities Trust	Opportunities Trust	Small Cap Stock
	Trust Series NAV	Trust Series I	Trust Series NAV	Series I	Series NAV	Trust Series I
Total Assets

Investments at fair value	$28,924,814	$10,375,809	$44,522,397	$29,196,144	$19,986,646	$2,345,008

Units outstanding	2,552,823	218,130	1,170,187	543,588	753,610	54,992
Unit value	$11.33	$47.57	$38.05	$53.71	$26.52	$42.64
Shares	2,396,422	694,499	2,976,096	1,144,050	788,739	264,077
Cost	$29,106,295	$10,375,673	$44,164,515	$32,846,127	$22,470,658	$2,490,526

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

					Small Company	Strategic Income
	Small Cap Stock	Small Cap Value	Small Cap Value	Small Company	Value Trust Series	Opportunities Trust
	Trust Series NAV	Trust Series I	Trust Series NAV	Value Trust Series I	NAV	Series I
Total Assets

Investments at fair value	$29,683,169	$3,002,627	$38,641,004	$13,031,572	$31,654,595	$6,951,239

Units outstanding	585,403	87,874	400,919	249,902	909,089	227,485
Unit value	$50.71	$34.17	$96.38	$52.15	$34.82	$30.56
Shares	3,283,536	165,070	2,132,506	1,257,874	3,073,262	514,145
Cost	$30,801,960	$3,286,666	$41,163,853	$18,214,712	$43,444,783	$6,906,816

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Strategic Income			Total Stock Market		Ultra Short Term
	Opportunities Trust	Total Bond Market	Total Stock Market	Index Trust Series	Ultra Short Term	Bond Trust Series
	Series NAV	Series Trust NAV	Index Trust Series I	NAV	Bond Trust Series I	NAV
Total Assets

Investments at fair value	$35,396,497	$31,949,935	$16,448,013	$76,514,484	$1,515,373	$8,873,155

Units outstanding	1,557,469	1,178,953	417,339	581,587	142,580	831,133
Unit value	$22.73	$27.10	$39.41	$131.56	$10.63	$10.68
Shares	2,625,853	3,078,028	684,194	3,184,123	131,657	770,908
Cost	$35,215,342	$31,591,497	$14,132,356	$65,439,446	$1,507,939	$8,886,946

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$7,062,349	$5,037,431	$250,369	$226,185	$871,575	$885,279
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	7,062,349	5,037,431	250,369	226,185	871,575	885,279
Realized gains (losses) on investments:

Capital gain distributions received	6,001,492	5,673,350	-	-	-	-
Net realized gain (loss)	18,493,609	16,768,797	(42,347)	(64,251)	7,962	(581,664)
Realized gains (losses)
	24,495,101	22,442,147	(42,347)	(64,251)	7,962	(581,664)
Unrealized appreciation (depreciation) during
	73,842,738	(43,846,904)	550,362	(192,864)	1,734,907	(440,952)
the period

Net increase (decrease) in net assets from operations	105,400,188	(16,367,326)	758,384	(30,930)	2,614,444	(137,337)
Changes from principal transactions:
Purchase payments	22,213,198	22,284,725	251,468	222,137	2,430,077	2,603,223
Transfers between sub-accounts and the	19,200,919	6,419,093	1,772,308	1,261,679	3,067,374	623,217
company

Transfers on general account policy loans	(2,884,592)	(1,322,685)	(42,855)	12,818	(225,560)	(152,369)
Withdrawals	(12,726,227)	(12,204,412)	(233,739)	(453,778)	(873,569)	(2,502,654)
Annual contract fee	(15,819,263)	(14,529,288)	(514,840)	(440,840)	(1,503,855)	(1,370,335)
Net increase (decrease) in net assets from principal
	9,984,035	647,433	1,232,342	602,016	2,894,467	(798,918)
transactions

Total increase (decrease) in net assets	115,384,223	(15,719,893)	1,990,726	571,086	5,508,911	(936,255)
Net assets at beginning of period	333,001,865	348,721,758	7,042,758	6,471,672	25,502,030	26,438,285
Net assets at end of period	$448,386,088	$333,001,865	$9,033,484	$7,042,758	$31,010,941	$25,502,030

	2019	2018	2019	2018	2019	2018

Units, beginning of period	6,703,776	6,784,125	296,649	270,953	328,792	338,984
Units issued	911,825	682,933	93,123	66,853	114,919	113,905
Units redeemed	(783,047)	(763,282)	(41,506)	(41,157)	(77,901)	(124,097)
Units, end of period	6,832,554	6,703,776	348,266	296,649	365,810	328,792

See accompanying notes.

22 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,085,158	$2,265,816	$111,275	$100,168	$720,903	$327,187
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	2,085,158	2,265,816	111,275	100,168	720,903	327,187
Realized gains (losses) on investments:

Capital gain distributions received	16,403,195	15,523,189	1,700,495	878,313	15,581,279	15,148,105
Net realized gain (loss)	(1,335,822)	683,660	80,281	115,596	(1,573,440)	4,234,615
Realized gains (losses)
	15,067,373	16,206,849	1,780,776	993,909	14,007,839	19,382,720
Unrealized appreciation (depreciation) during
	10,227,970	(25,203,828)	2,904,995	(2,461,274)	8,456,203	(20,056,793)
the period

Net increase (decrease) in net assets from operations	27,380,501	(6,731,163)	4,797,046	(1,367,197)	23,184,945	(346,886)
Changes from principal transactions:
Purchase payments	13,715,914	11,541,651	1,572,297	1,208,830	4,112,404	3,999,413
Transfers between sub-accounts and the	1,217,490	6,598,350	1,194,895	(821,041)	(2,092,595)	942,251
company

Transfers on general account policy loans	(256,830)	(64,813)	(65,849)	296,861	(374,403)	(1,245,403)
Withdrawals	(2,695,228)	(3,941,812)	(285,124)	(533,369)	(4,090,826)	(5,268,017)
Annual contract fee	(7,991,447)	(7,426,245)	(799,016)	(667,487)	(3,646,822)	(3,401,694)
Net increase (decrease) in net assets from principal
	3,989,899	6,707,131	1,617,203	(516,206)	(6,092,242)	(4,973,450)
transactions

Total increase (decrease) in net assets	31,370,400	(24,032)	6,414,249	(1,883,403)	17,092,703	(5,320,336)
Net assets at beginning of period	128,553,201	128,577,233	12,930,201	14,813,604	78,465,488	83,785,824
Net assets at end of period	$159,923,601	$128,553,201	$19,344,450	$12,930,201	$95,558,191	$78,465,488

	2019	2018	2019	2018	2019	2018

Units, beginning of period	6,965,681	6,625,088	694,178	720,753	2,307,102	2,411,606
Units issued	864,165	919,612	233,723	184,457	200,776	293,414
Units redeemed	(655,083)	(579,019)	(156,968)	(211,032)	(340,400)	(397,918)
Units, end of period	7,174,763	6,965,681	770,933	694,178	2,167,478	2,307,102

See accompanying notes.

23 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Growth-Income Trust Series I		American International Trust Series I			Blue Chip Growth Trust Series I

	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$1,810,718	$1,572,588	$585,866	$1,606,847	$	- $	10,497
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-		-	-
Net investment income (loss)	1,810,718	1,572,588	585,866	1,606,847		-	10,497
Realized gains (losses) on investments:

Capital gain distributions received	13,768,520	13,510,112	4,277,575	2,196,402		6,242,500	5,949,164
Net realized gain (loss)	22,177	2,166,502	1,111,109	2,565,866		301,036	3,209,476
Realized gains (losses)
	13,790,697	15,676,614	5,388,684	4,762,268		6,543,536	9,158,640
Unrealized appreciation (depreciation) during
	10,151,756	(18,762,076)	5,833,658	(14,554,241)		4,395,528	(7,788,916)
the period

Net increase (decrease) in net assets from operations	25,753,171	(1,512,874)	11,808,208	(8,185,126)		10,939,064	1,380,221
Changes from principal transactions:
Purchase payments	5,288,009	5,015,587	3,228,160	3,201,458		1,090,933	1,006,166
Transfers between sub-accounts and the	4,566,998	1,064,109	2,463,460	7,174,537		(1,586,218)	(1,739,699)
company

Transfers on general account policy loans	(488,091)	(547,881)	(318,703)	(491,820)		(1,295)	(262,059)
Withdrawals	(4,522,170)	(12,318,157)	(2,029,374)	(3,586,402)		(2,550,405)	(2,396,663)
Annual contract fee	(5,181,288)	(4,827,959)	(2,021,505)	(1,900,849)		(2,529,038)	(2,438,244)
Net increase (decrease) in net assets from principal
	(336,542)	(11,614,301)	1,322,038	4,396,924		(5,576,023)	(5,830,499)
transactions

Total increase (decrease) in net assets	25,416,629	(13,127,175)	13,130,246	(3,788,202)		5,363,041	(4,450,278)
Net assets at beginning of period	100,731,704	113,858,879	51,790,365	55,578,567		38,127,316	42,577,594
Net assets at end of period	$126,148,333	$100,731,704	$64,920,611	$51,790,365		$43,490,357	$38,127,316

	2019	2018	2019	2018		2019	2018

Units, beginning of period	3,246,275	3,585,179	2,328,343	2,135,269		487,988	555,682
Units issued	387,082	453,570	430,991	600,586		19,073	26,482
Units redeemed	(354,071)	(792,474)	(358,053)	(407,512)		(78,199)	(94,176)
Units, end of period	3,279,286	3,246,275	2,401,281	2,328,343		428,862	487,988

See accompanying notes.

24 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$8,914	$56,542	$10,559	$85,297	$18,464	$130,544
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	8,914	56,542	10,559	85,297	18,464	130,544
Realized gains (losses) on investments:

Capital gain distributions received	16,165,066	13,199,240	19,535,691	5,477,150	28,503,331	6,498,498
Net realized gain (loss)	286,016	2,213,826	(3,315,236)	1,291,799	(3,214,705)	54,829
Realized gains (losses)
	16,451,082	15,413,066	16,220,455	6,768,949	25,288,626	6,553,327
Unrealized appreciation (depreciation) during
	11,193,553	(13,892,254)	(7,902,383)	(6,805,370)	(13,826,778)	(7,041,921)
the period

Net increase (decrease) in net assets from operations	27,653,549	1,577,354	8,328,631	48,876	11,480,312	(358,050)
Changes from principal transactions:
Purchase payments	7,587,416	7,264,327	734,558	748,447	2,647,355	2,686,447
Transfers between sub-accounts and the	3,846,928	4,934,004	(1,268,405)	(309,419)	5,171,702	307,195
company

Transfers on general account policy loans	(925,580)	(708,281)	(47,397)	(32,078)	(502,536)	(162,507)
Withdrawals	(4,370,626)	(4,767,177)	(1,594,347)	(1,653,860)	(1,215,282)	(531,445)
Annual contract fee	(4,518,977)	(3,858,315)	(1,616,136)	(1,608,524)	(1,615,420)	(1,327,741)
Net increase (decrease) in net assets from principal
	1,619,161	2,864,558	(3,791,727)	(2,855,434)	4,485,819	971,949
transactions

Total increase (decrease) in net assets	29,272,710	4,441,912	4,536,904	(2,806,558)	15,966,131	613,899
Net assets at beginning of period	91,092,320	86,650,408	26,689,621	29,496,179	32,748,489	32,134,590
Net assets at end of period	$120,365,030	$91,092,320	$31,226,525	$26,689,621	$48,714,620	$32,748,489

	2019	2018	2019	2018	2019	2018

Units, beginning of period	477,819	463,766	721,435	790,899	900,078	876,826
Units issued	67,714	76,941	5,698	81,810	272,042	187,807
Units redeemed	(59,219)	(62,888)	(91,986)	(151,274)	(164,486)	(164,555)
Units, end of period	486,314	477,819	635,147	721,435	1,007,634	900,078

See accompanying notes.

25 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$85,155	$55,748	$1,398,924	$1,643,512	$367,848	$388,181
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	85,155	55,748	1,398,924	1,643,512	367,848	388,181
Realized gains (losses) on investments:

Capital gain distributions received	378,229	189,718	5,887,893	5,336,424	-	-
Net realized gain (loss)	17,841	19,417	38,577	(534,658)	(32,717)	(129,676)
Realized gains (losses)
	396,070	209,135	5,926,470	4,801,766	(32,717)	(129,676)
Unrealized appreciation (depreciation) during
	453,026	(247,969)	11,604,997	(6,163,385)	896,490	(385,313)
the period

Net increase (decrease) in net assets from operations	934,251	16,914	18,930,391	281,893	1,231,621	(126,808)
Changes from principal transactions:
Purchase payments	276,161	208,067	6,866,333	6,331,069	444,837	462,070
Transfers between sub-accounts and the	3,090,323	23,981	14,194,295	(152,919)	(182,164)	(489,494)
company

Transfers on general account policy loans	(3,477)	(253)	(880,985)	(309,510)	(189,408)	(46,088)
Withdrawals	(145,148)	(355,215)	(1,413,897)	(3,461,609)	(937,174)	(1,024,447)
Annual contract fee	(361,187)	(265,968)	(3,882,927)	(3,361,019)	(708,616)	(707,083)
Net increase (decrease) in net assets from principal
	2,856,672	(389,388)	14,882,819	(953,988)	(1,572,525)	(1,805,042)
transactions

Total increase (decrease) in net assets	3,790,923	(372,474)	33,813,210	(672,095)	(340,904)	(1,931,850)
Net assets at beginning of period	2,490,868	2,863,342	70,628,944	71,301,039	15,421,146	17,352,996
Net assets at end of period	$6,281,791	$2,490,868	$104,442,154	$70,628,944	$15,080,242	$15,421,146

	2019	2018	2019	2018	2019	2018

Units, beginning of period	108,256	124,935	3,057,942	3,100,817	718,876	804,188
Units issued	132,367	11,819	834,716	428,448	33,183	22,401
Units redeemed	(20,983)	(28,498)	(258,713)	(471,323)	(103,104)	(107,713)
Units, end of period	219,640	108,256	3,633,945	3,057,942	648,955	718,876

See accompanying notes.

26 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Core Bond Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,697,565	$1,601,210	$148,789	$147,359	$2,021,936	$1,728,428
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,697,565	1,601,210	148,789	147,359	2,021,936	1,728,428
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	(156,107)	(852,944)	184,970	164,479	336,057	709,137
Realized gains (losses)
	(156,107)	(852,944)	184,970	164,479	336,057	709,137
Unrealized appreciation (depreciation) during
	3,663,533	(1,143,167)	185,809	(1,100,305)	4,090,043	(11,539,411)
the period

Net increase (decrease) in net assets from operations	5,204,991	(394,901)	519,568	(788,467)	6,448,036	(9,101,846)
Changes from principal transactions:
Purchase payments	5,189,014	5,745,330	157,398	162,992	4,656,477	5,594,978
Transfers between sub-accounts and the	4,563,072	(3,343,220)	(511,544)	297,718	(408,088)	4,829,135
company

Transfers on general account policy loans	(600,306)	(463,319)	(17)	(59,485)	(376,124)	(317,597)
Withdrawals	(2,240,026)	(4,731,404)	(120,230)	(549,129)	(1,430,233)	(1,992,041)
Annual contract fee	(3,140,533)	(2,854,592)	(212,766)	(217,935)	(2,205,944)	(2,247,249)
Net increase (decrease) in net assets from principal
	3,771,221	(5,647,205)	(687,159)	(365,839)	236,088	5,867,226
transactions

Total increase (decrease) in net assets	8,976,212	(6,042,106)	(167,591)	(1,154,306)	6,684,124	(3,234,620)
Net assets at beginning of period	61,160,428	67,202,534	5,070,429	6,224,735	58,882,982	62,117,602
Net assets at end of period	$70,136,640	$61,160,428	$4,902,838	$5,070,429	$65,567,106	$58,882,982

	2019	2018	2019	2018	2019	2018

Units, beginning of period	3,545,325	3,874,428	328,312	348,258	4,738,415	4,324,940
Units issued	782,403	698,862	33,407	74,570	681,749	984,793
Units redeemed	(574,891)	(1,027,965)	(75,553)	(94,516)	(662,095)	(571,318)
Units, end of period	3,752,837	3,545,325	286,166	328,312	4,758,069	4,738,415

See accompanying notes.

27 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$806,593	$718,771	$1,934,256	$1,455,981	$117,181	$33,466
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	806,593	718,771	1,934,256	1,455,981	117,181	33,466
Realized gains (losses) on investments:

Capital gain distributions received	3,297,825	4,822,496	7,229,804	9,355,040	158,020	181,653
Net realized gain (loss)	77,996	1,197,812	(1,594,314)	(10,711)	8,008	114,810
Realized gains (losses)
	3,375,821	6,020,308	5,635,490	9,344,329	166,028	296,463
Unrealized appreciation (depreciation) during
	4,574,153	(10,307,500)	11,572,665	(17,861,888)	446,486	(706,857)
the period

Net increase (decrease) in net assets from operations	8,756,567	(3,568,421)	19,142,411	(7,061,578)	729,695	(376,928)
Changes from principal transactions:
Purchase payments	1,164,242	1,182,990	5,140,646	5,542,972	45,210	52,399
Transfers between sub-accounts and the	4,583,205	(2,775,032)	25,519,252	(542,818)	(104,567)	(399,783)
company

Transfers on general account policy loans	(198,246)	(279,166)	(290,761)	(922,857)	(2,895)	(64,909)
Withdrawals	(2,093,283)	(2,150,265)	(3,586,567)	(2,298,448)	(102,673)	(138,815)
Annual contract fee	(2,171,993)	(2,196,870)	(2,915,407)	(2,585,972)	(103,170)	(109,752)
Net increase (decrease) in net assets from principal
	1,283,925	(6,218,343)	23,867,163	(807,123)	(268,095)	(660,860)
transactions

Total increase (decrease) in net assets	10,040,492	(9,786,764)	43,009,574	(7,868,701)	461,600	(1,037,788)
Net assets at beginning of period	33,645,179	43,431,943	67,422,019	75,290,720	2,373,145	3,410,933
Net assets at end of period	$43,685,671	$33,645,179	$110,431,593	$67,422,019	$2,834,745	$2,373,145

	2019	2018	2019	2018	2019	2018

Units, beginning of period	627,663	732,612	1,256,507	1,269,637	87,596	107,658
Units issued	111,968	11,466	566,838	146,171	1,843	4,388
Units redeemed	(94,583)	(116,415)	(195,975)	(159,301)	(10,041)	(24,450)
Units, end of period	645,048	627,663	1,627,370	1,256,507	79,398	87,596

See accompanying notes.

28 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$460,699	$138,748	$5,028	$5,438	$111,937	$100,947
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	460,699	138,748	5,028	5,438	111,937	100,947
Realized gains (losses) on investments:

Capital gain distributions received	600,578	747,989	86,650	170,859	1,751,214	2,679,547
Net realized gain (loss)	211,197	518,211	8,519	29,226	420,238	984,346
Realized gains (losses)
	811,775	1,266,200	95,169	200,085	2,171,452	3,663,893
Unrealized appreciation (depreciation) during
	1,558,928	(3,025,683)	256,757	(358,856)	4,435,876	(6,596,045)
the period

Net increase (decrease) in net assets from operations	2,831,402	(1,620,735)	356,954	(153,333)	6,719,265	(2,831,205)
Changes from principal transactions:
Purchase payments	757,169	703,019	27,630	36,901	1,237,222	1,131,371
Transfers between sub-accounts and the	(211,751)	(651,977)	(74,767)	(35,498)	(469,010)	3,276,766
company

Transfers on general account policy loans	(514,042)	489,194	(34,417)	(27,181)	(39,596)	(198,254)
Withdrawals	(257,113)	(997,830)	270	(137,849)	(805,629)	(1,010,510)
Annual contract fee	(422,910)	(443,593)	(69,674)	(66,499)	(941,349)	(842,339)
Net increase (decrease) in net assets from principal
	(648,647)	(901,187)	(150,958)	(230,126)	(1,018,362)	2,357,034
transactions

Total increase (decrease) in net assets	2,182,755	(2,521,922)	205,996	(383,459)	5,700,903	(474,171)
Net assets at beginning of period	9,396,282	11,918,204	1,023,257	1,406,716	18,813,483	19,287,654
Net assets at end of period	$11,579,037	$9,396,282	$1,229,253	$1,023,257	$24,514,386	$18,813,483

	2019	2018	2019	2018	2019	2018

Units, beginning of period	287,342	312,059	22,449	26,801	693,925	617,770
Units issued	42,370	58,007	732	2,029	61,699	180,337
Units redeemed	(60,867)	(82,724)	(3,417)	(6,381)	(93,579)	(104,182)
Units, end of period	268,845	287,342	19,764	22,449	662,045	693,925

See accompanying notes.

29 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Fundamental Large Cap Value Trust Series
	Fundamental Large Cap Value Trust Series I		NAV		Global Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$390,536	$376,214	$659,909	$593,846	$295,704	$125,983
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	390,536	376,214	659,909	593,846	295,704	125,983
Realized gains (losses) on investments:

Capital gain distributions received	517,385	-	869,902	-	(3)	-
Net realized gain (loss)	517,034	642,411	1,059,206	1,215,245	(35,574)	(41,591)
Realized gains (losses)
	1,034,419	642,411	1,929,108	1,215,245	(35,577)	(41,591)
Unrealized appreciation (depreciation) during
	8,341,980	(6,811,928)	13,228,235	(10,730,187)	28,472	(173,312)
the period

Net increase (decrease) in net assets from operations	9,766,935	(5,793,303)	15,817,252	(8,921,096)	288,599	(88,920)
Changes from principal transactions:
Purchase payments	1,082,646	1,079,471	3,646,239	3,742,665	134,745	143,729
Transfers between sub-accounts and the	1,598,569	(335,276)	1,110,520	4,207,284	19,344	236,952
company

Transfers on general account policy loans	117,150	(178,914)	(686,378)	(188,578)	(16,292)	(34,415)
Withdrawals	(1,190,555)	(2,233,798)	(1,554,671)	(1,557,662)	(165,702)	(290,373)
Annual contract fee	(1,863,089)	(1,925,392)	(1,990,520)	(1,819,165)	(252,944)	(246,799)
Net increase (decrease) in net assets from principal
	(255,279)	(3,593,909)	525,190	4,384,544	(280,849)	(190,906)
transactions

Total increase (decrease) in net assets	9,511,656	(9,387,212)	16,342,442	(4,536,552)	7,750	(279,826)
Net assets at beginning of period	27,663,208	37,050,420	43,430,636	47,967,188	4,624,211	4,904,037
Net assets at end of period	$37,174,864	$27,663,208	$59,773,078	$43,430,636	$4,631,961	$4,624,211

	2019	2018	2019	2018	2019	2018

Units, beginning of period	918,948	1,021,137	2,045,478	1,874,453	141,954	147,690
Units issued	77,840	20,531	263,080	449,839	8,756	11,797
Units redeemed	(87,781)	(122,720)	(238,145)	(278,814)	(17,043)	(17,533)
Units, end of period	909,007	918,948	2,070,413	2,045,478	133,667	141,954

See accompanying notes.

30 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Global Bond Trust Series NAV		Global Trust Series I		Global Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,429,809	$963,132	$211,411	$200,603	$652,073	$580,169
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	2,429,809	963,132	211,411	200,603	652,073	580,169
Realized gains (losses) on investments:

Capital gain distributions received	-	-	360,824	-	1,057,376	-
Net realized gain (loss)	(194,919)	(131,912)	(48,872)	275,931	(109,444)	314,032
Realized gains (losses)
	(194,919)	(131,912)	311,952	275,931	947,932	314,032
Unrealized appreciation (depreciation) during
	94,319	(1,597,515)	926,559	(2,069,877)	2,690,245	(5,400,656)
the period

Net increase (decrease) in net assets from operations	2,329,209	(766,295)	1,449,922	(1,593,343)	4,290,250	(4,506,455)
Changes from principal transactions:
Purchase payments	2,824,380	3,585,555	384,427	429,300	2,192,983	3,058,483
Transfers between sub-accounts and the	(1,808,677)	7,790,723	(103,904)	(321,041)	332,375	(168,139)
company

Transfers on general account policy loans	(197,807)	(324,866)	61,238	9,920	(214,752)	(398,473)
Withdrawals	(2,102,848)	(1,586,987)	(493,293)	(601,733)	(1,090,314)	(2,137,924)
Annual contract fee	(1,411,293)	(1,285,993)	(630,092)	(675,452)	(1,076,448)	(1,174,090)
Net increase (decrease) in net assets from principal
	(2,696,245)	8,178,432	(781,624)	(1,159,006)	143,844	(820,143)
transactions

Total increase (decrease) in net assets	(367,036)	7,412,137	668,298	(2,752,349)	4,434,094	(5,326,598)
Net assets at beginning of period	36,211,924	28,799,787	9,423,692	12,176,041	26,552,697	31,879,295
Net assets at end of period	$35,844,888	$36,211,924	$10,091,990	$9,423,692	$30,986,791	$26,552,697

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,105,573	863,987	283,556	313,287	1,474,569	1,515,103
Units issued	148,107	382,230	8,913	8,539	156,343	175,803
Units redeemed	(224,833)	(140,644)	(30,789)	(38,270)	(148,218)	(216,337)
Units, end of period	1,028,847	1,105,573	261,680	283,556	1,482,694	1,474,569

See accompanying notes.

31 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Health Sciences Trust Series I			Health Sciences Trust Series NAV		High Yield Trust Series I

		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$	- $	-	$459,094	$805,031
Expenses:
Mortality and expense risk and
administrative charges		-	-		-	-	-	-
Net investment income (loss)		-	-		-	-	459,094	805,031
Realized gains (losses) on investments:

Capital gain distributions received		864,511	1,200,992		3,763,884	4,496,625	-	-
Net realized gain (loss)		(566,802)	(1,619,130)		(1,805,092)	(1,978,452)	(1,040,659)	(438,072)
Realized gains (losses)
		297,709	(418,138)		1,958,792	2,518,173	(1,040,659)	(438,072)
Unrealized appreciation (depreciation) during
		2,722,705	479,523		10,550,484	(2,544,336)	1,847,706	(729,581)
the period

Net increase (decrease) in net assets from operations		3,020,414	61,385		12,509,276	(26,163)	1,266,141	(362,622)
Changes from principal transactions:
Purchase payments		161,001	151,163		3,638,258	3,882,806	305,941	594,723
Transfers between sub-accounts and the		(1,334,097)	(1,230,265)		(1,792,800)	2,232,818	46,577	152,441
company

Transfers on general account policy loans		(123,075)	(232,039)		(384,571)	(496,061)	(59,697)	(32,201)
Withdrawals		(527,304)	(510,994)		(1,500,006)	(1,353,871)	(3,650,247)	(2,025,058)
Annual contract fee		(400,342)	(431,917)		(1,976,897)	(1,900,308)	(610,840)	(647,943)
Net increase (decrease) in net assets from principal
		(2,223,817)	(2,254,052)		(2,016,016)	2,365,384	(3,968,266)	(1,958,038)
transactions

Total increase (decrease) in net assets		796,597	(2,192,667)		10,493,260	2,339,221	(2,702,125)	(2,320,660)
Net assets at beginning of period		11,662,591	13,855,258		44,386,595	42,047,374	11,108,158	13,428,818
Net assets at end of period		$12,459,188	$11,662,591		$54,879,855	$44,386,595	$8,406,033	$11,108,158

		2019	2018		2019	2018	2019	2018

Units, beginning of period		130,547	156,156		635,945	607,029	312,208	366,078
Units issued		4,474	26,216		73,950	112,345	27,502	27,810
Units redeemed		(26,640)	(51,825)		(98,792)	(83,429)	(135,468)	(81,680)
Units, end of period		108,381	130,547		611,103	635,945	204,242	312,208

See accompanying notes.

32 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,017,011	$2,037,194	$308,540	$303,410	$2,254,949	$1,942,637
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	2,017,011	2,037,194	308,540	303,410	2,254,949	1,942,637
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	4,444	-	27,148
Net realized gain (loss)	(248,593)	(695,353)	266,724	826,845	1,356,896	984,265
Realized gains (losses)
	(248,593)	(695,353)	266,724	831,289	1,356,896	1,011,413
Unrealized appreciation (depreciation) during
	3,299,227	(2,337,463)	1,797,497	(3,082,605)	12,880,428	(14,664,872)
the period

Net increase (decrease) in net assets from operations	5,067,645	(995,622)	2,372,761	(1,947,906)	16,492,273	(11,710,822)
Changes from principal transactions:
Purchase payments	2,019,681	2,390,571	396,814	388,103	5,883,355	6,822,961
Transfers between sub-accounts and the	2,940,323	1,142,357	2,239,796	(676,510)	15,176,363	10,078,662
company

Transfers on general account policy loans	(32,082)	(193,911)	(9,633)	(27,962)	(702,132)	(666,297)
Withdrawals	(901,551)	(2,219,725)	(613,992)	(677,395)	(2,183,341)	(1,126,060)
Annual contract fee	(1,502,928)	(1,365,101)	(646,065)	(642,208)	(2,663,525)	(2,370,446)
Net increase (decrease) in net assets from principal
	2,523,443	(245,809)	1,366,920	(1,635,972)	15,510,720	12,738,820
transactions

Total increase (decrease) in net assets	7,591,088	(1,241,431)	3,739,681	(3,583,878)	32,002,993	1,027,998
Net assets at beginning of period	30,596,872	31,838,303	11,271,048	14,854,926	74,077,400	73,049,402
Net assets at end of period	$38,187,960	$30,596,872	$15,010,729	$11,271,048	$106,080,393	$74,077,400

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,300,918	1,312,779	905,382	1,025,077	1,514,607	1,282,976
Units issued	403,828	351,114	225,783	162,228	507,814	379,809
Units redeemed	(304,861)	(362,975)	(137,702)	(281,923)	(236,410)	(148,178)
Units, end of period	1,399,885	1,300,918	993,463	905,382	1,786,011	1,514,607

See accompanying notes.

33 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			International Small Company Trust Series
	International Small Company Trust Series I		NAV		International Value Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$125,698	$83,307	$705,154	$366,729	$530,192	$559,615
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	125,698	83,307	705,154	366,729	530,192	559,615
Realized gains (losses) on investments:

Capital gain distributions received	239,034	-	1,262,018	-	-	-
Net realized gain (loss)	71,011	497,085	448,525	832,474	(227,665)	605,707
Realized gains (losses)
	310,045	497,085	1,710,543	832,474	(227,665)	605,707
Unrealized appreciation (depreciation) during
	718,908	(1,984,794)	3,644,043	(7,542,339)	1,968,128	(4,680,645)
the period

Net increase (decrease) in net assets from operations	1,154,651	(1,404,402)	6,059,740	(6,343,136)	2,270,655	(3,515,323)
Changes from principal transactions:
Purchase payments	178,005	228,913	2,566,876	2,691,641	750,607	859,529
Transfers between sub-accounts and the	(770)	(2,114,774)	853,672	2,560,916	(717,307)	(295,224)
company

Transfers on general account policy loans	2,173	(40,532)	(501,342)	(562,360)	(74,388)	(111,543)
Withdrawals	(312,543)	(300,650)	(1,210,661)	(1,077,164)	(1,439,588)	(1,385,528)
Annual contract fee	(331,746)	(369,628)	(998,618)	(976,005)	(1,162,124)	(1,272,632)
Net increase (decrease) in net assets from principal
	(464,881)	(2,596,671)	709,927	2,637,028	(2,642,800)	(2,205,398)
transactions

Total increase (decrease) in net assets	689,770	(4,001,073)	6,769,667	(3,706,108)	(372,145)	(5,720,721)
Net assets at beginning of period	5,369,742	9,370,815	25,467,504	29,173,612	19,400,087	25,120,808
Net assets at end of period	$6,059,512	$5,369,742	$32,237,171	$25,467,504	$19,027,942	$19,400,087

	2019	2018	2019	2018	2019	2018

Units, beginning of period	327,896	457,214	1,547,747	1,417,050	786,720	865,561
Units issued	12,364	19,059	312,877	333,388	26,165	38,225
Units redeemed	(38,455)	(148,377)	(263,956)	(202,691)	(125,935)	(117,066)
Units, end of period	301,805	327,896	1,596,668	1,547,747	686,950	786,720

See accompanying notes.

34 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,128,169	$1,101,547	$256,774	$261,359	$584,072	$492,986
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,128,169	1,101,547	256,774	261,359	584,072	492,986
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	67,563	-	125,585
Net realized gain (loss)	(401,821)	317,284	(72,961)	(80,384)	17	(183,335)
Realized gains (losses)
	(401,821)	317,284	(72,961)	(12,821)	17	(57,750)
Unrealized appreciation (depreciation) during
	3,902,175	(8,054,495)	688,710	(339,982)	1,239,252	(539,653)
the period

Net increase (decrease) in net assets from operations	4,628,523	(6,635,664)	872,523	(91,444)	1,823,341	(104,417)
Changes from principal transactions:
Purchase payments	2,873,351	3,218,705	431,240	428,416	1,932,485	1,802,394
Transfers between sub-accounts and the	(1,878,077)	1,585,483	1,072,262	257,225	3,114,745	590,992
company

Transfers on general account policy loans	(206,291)	(182,322)	(108,490)	(39,833)	(42,280)	(107,993)
Withdrawals	(1,698,959)	(1,617,513)	(805,429)	(657,282)	(536,211)	(451,558)
Annual contract fee	(1,644,418)	(1,710,832)	(777,562)	(782,644)	(831,623)	(708,609)
Net increase (decrease) in net assets from principal
	(2,554,394)	1,293,521	(187,979)	(794,118)	3,637,116	1,125,226
transactions

Total increase (decrease) in net assets	2,074,129	(5,342,143)	684,544	(885,562)	5,460,457	1,020,809
Net assets at beginning of period	37,995,140	43,337,283	9,363,363	10,248,925	17,772,335	16,751,526
Net assets at end of period	$40,069,269	$37,995,140	$10,047,907	$9,363,363	$23,232,792	$17,772,335

	2019	2018	2019	2018	2019	2018

Units, beginning of period	2,383,362	2,311,755	257,684	279,745	1,033,066	967,132
Units issued	301,266	356,766	40,054	15,176	390,740	240,435
Units redeemed	(448,556)	(285,159)	(44,892)	(37,237)	(188,817)	(174,501)
Units, end of period	2,236,072	2,383,362	252,846	257,684	1,234,989	1,033,066

See accompanying notes.

35 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Aggressive Portfolio Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$198,501	$206,120	$1,795,577	$1,811,925	$86,583	$109,800
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	198,501	206,120	1,795,577	1,811,925	86,583	109,800
Realized gains (losses) on investments:

Capital gain distributions received	720,776	244,226	2,497,086	1,094,715	72,685	37,105
Net realized gain (loss)	245,617	349,254	151,660	54,003	21,355	(5,138)
Realized gains (losses)
	966,393	593,480	2,648,746	1,148,718	94,040	31,967
Unrealized appreciation (depreciation) during
	1,788,623	(1,911,253)	8,971,705	(6,236,351)	308,653	(212,432)
the period

Net increase (decrease) in net assets from operations	2,953,517	(1,111,653)	13,416,028	(3,275,708)	489,276	(70,665)
Changes from principal transactions:
Purchase payments	398,232	349,318	10,614,393	9,946,516	339,466	293,080
Transfers between sub-accounts and the	148,813	5,162,540	6,115,948	8,027,889	(456,337)	709,920
company

Transfers on general account policy loans	(32,500)	(15)	(14,733)	(105,676)	(93,886)	6,519
Withdrawals	(187,951)	13,703	(736,844)	(380,914)	(188,416)	(18,579)
Annual contract fee	(459,468)	(352,955)	(8,342,296)	(6,980,189)	(326,584)	(286,213)
Net increase (decrease) in net assets from principal
	(132,874)	5,172,591	7,636,468	10,507,626	(725,757)	704,727
transactions

Total increase (decrease) in net assets	2,820,643	4,060,938	21,052,496	7,231,918	(236,481)	634,062
Net assets at beginning of period	10,528,197	6,467,259	71,880,403	64,648,485	4,235,100	3,601,038
Net assets at end of period	$13,348,840	$10,528,197	$92,932,899	$71,880,403	$3,998,619	$4,235,100

	2019	2018	2019	2018	2019	2018

Units, beginning of period	813,597	455,491	5,873,257	5,050,715	364,449	303,928
Units issued	211,835	524,739	893,829	1,130,057	46,444	80,787
Units redeemed	(214,212)	(166,633)	(325,930)	(307,515)	(105,081)	(20,266)
Units, end of period	811,220	813,597	6,441,156	5,873,257	305,812	364,449

See accompanying notes.

36 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$20,998	$25,889	$6,644,157	$7,329,150	$553,111	$548,958
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	20,998	25,889	6,644,157	7,329,150	553,111	548,958
Realized gains (losses) on investments:

Capital gain distributions received	54,947	17,675	15,737,122	4,027,795	594,089	293,637
Net realized gain (loss)	5,972	52,493	2,278,113	1,795,825	41,130	1,063
Realized gains (losses)
	60,919	70,168	18,015,235	5,823,620	635,219	294,700
Unrealized appreciation (depreciation) during
	143,907	(161,143)	41,102,916	(32,958,950)	2,339,171	(1,609,032)
the period

Net increase (decrease) in net assets from operations	225,824	(65,086)	65,762,308	(19,806,180)	3,527,501	(765,374)
Changes from principal transactions:
Purchase payments	29,191	20,667	32,422,203	30,201,394	3,228,143	2,647,084
Transfers between sub-accounts and the	(95,894)	(60,088)	(6,823,449)	8,628,448	2,154,146	2,989,684
company

Transfers on general account policy loans	(28)	(535)	(1,259,633)	(1,004,392)	23,196	(10,873)
Withdrawals	(8,052)	(303,711)	(5,039,105)	(3,821,848)	(243,225)	(287,820)
Annual contract fee	(56,378)	(64,579)	(21,318,056)	(19,923,715)	(2,368,390)	(1,974,244)
Net increase (decrease) in net assets from principal
	(131,161)	(408,246)	(2,018,040)	14,079,887	2,793,870	3,363,831
transactions

Total increase (decrease) in net assets	94,663	(473,332)	63,744,268	(5,726,293)	6,321,371	2,598,457
Net assets at beginning of period	1,107,035	1,580,367	306,635,898	312,362,191	21,382,122	18,783,665
Net assets at end of period	$1,201,698	$1,107,035	$370,380,166	$306,635,898	$27,703,493	$21,382,122

	2019	2018	2019	2018	2019	2018

Units, beginning of period	99,550	133,420	24,249,413	23,202,839	1,776,296	1,505,333
Units issued	4,548	1,291	1,899,751	2,421,413	356,798	391,588
Units redeemed	(15,123)	(35,161)	(2,046,322)	(1,374,839)	(148,152)	(120,625)
Units, end of period	88,975	99,550	24,102,842	24,249,413	1,984,942	1,776,296

See accompanying notes.

37 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	M Capital Appreciation		M International Equity			M Large Cap Growth

	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$51,791	$47,248	$276,781	$135,037	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-		-	-
Net investment income (loss)	51,791	47,248	276,781	135,037		-	-
Realized gains (losses) on investments:

Capital gain distributions received	1,312,215	2,961,184	-	-		1,210,783	1,861,833
Net realized gain (loss)	(388,864)	227,067	(62,979)	317,222		264,780	286,107
Realized gains (losses)
	923,351	3,188,251	(62,979)	317,222		1,475,563	2,147,940
Unrealized appreciation (depreciation) during
	2,864,495	(5,484,883)	1,500,371	(2,647,034)		4,193,310	(2,928,577)
the period

Net increase (decrease) in net assets from operations	3,839,637	(2,249,384)	1,714,173	(2,194,775)		5,668,873	(780,637)
Changes from principal transactions:
Purchase payments	1,033,721	1,113,008	649,771	723,488		1,290,974	1,514,517
Transfers between sub-accounts and the	(11,209)	(758,854)	973,994	(4,558,420)		176,340	233,102
company

Transfers on general account policy loans	(224,310)	(76,743)	(133,470)	(39,536)		(297,499)	(99,016)
Withdrawals	(452,566)	(249,201)	(187,769)	(238,283)		(549,386)	(336,555)
Annual contract fee	(606,803)	(634,268)	(350,099)	(409,312)		(842,018)	(744,360)
Net increase (decrease) in net assets from principal
	(261,167)	(606,058)	952,427	(4,522,063)		(221,589)	567,688
transactions

Total increase (decrease) in net assets	3,578,470	(2,855,442)	2,666,600	(6,716,838)		5,447,284	(212,949)
Net assets at beginning of period	13,342,921	16,198,363	7,896,939	14,613,777		15,767,119	15,980,068
Net assets at end of period	$16,921,391	$13,342,921	$10,563,539	$7,896,939		$21,214,403	$15,767,119

	2019	2018	2019	2018		2019	2018

Units, beginning of period	135,729	141,462	252,594	371,299		225,980	217,690
Units issued	15,638	18,563	48,413	39,448		23,192	33,984
Units redeemed	(17,779)	(24,296)	(20,193)	(158,153)		(25,757)	(25,694)
Units, end of period	133,588	135,729	280,814	252,594		223,415	225,980

See accompanying notes.

38 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Managed Volatility Aggressive Portfolio		Managed Volatility Aggressive Portfolio
	M Large Cap Value		Series I		Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$254,760	$203,510	$182,398	$285,693	$2,717,252	$4,067,119
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	254,760	203,510	182,398	285,693	2,717,252	4,067,119
Realized gains (losses) on investments:

Capital gain distributions received	474,371	1,005,526	1,334,799	917,337	19,096,485	12,628,541
Net realized gain (loss)	(111,371)	25,235	250,428	304,678	3,601,221	5,125,415
Realized gains (losses)
	363,000	1,030,761	1,585,227	1,222,015	22,697,706	17,753,956
Unrealized appreciation (depreciation) during
	2,073,116	(2,904,153)	777,477	(2,663,749)	10,603,022	(37,491,649)
the period

Net increase (decrease) in net assets from operations	2,690,876	(1,669,882)	2,545,102	(1,156,041)	36,017,980	(15,670,574)
Changes from principal transactions:
Purchase payments	1,153,404	1,133,321	516,329	503,911	13,669,902	15,559,646
Transfers between sub-accounts and the	380,625	200,882	(97,492)	43,658	(3,084,733)	(3,224,015)
company

Transfers on general account policy loans	(227,868)	(105,300)	168,045	(51,102)	(653,462)	(308,397)
Withdrawals	(400,385)	(220,384)	(726,493)	(482,483)	(6,563,264)	(5,159,981)
Annual contract fee	(631,099)	(613,597)	(640,372)	(630,221)	(8,218,361)	(8,597,854)
Net increase (decrease) in net assets from principal
	274,677	394,922	(779,983)	(616,237)	(4,849,918)	(1,730,601)
transactions

Total increase (decrease) in net assets	2,965,553	(1,274,960)	1,765,119	(1,772,278)	31,168,062	(17,401,175)
Net assets at beginning of period	12,334,509	13,609,469	12,566,408	14,338,686	174,787,116	192,188,291
Net assets at end of period	$15,300,062	$12,334,509	$14,331,527	$12,566,408	$205,955,178	$174,787,116

	2019	2018	2019	2018	2019	2018

Units, beginning of period	469,580	455,589	373,736	390,364	8,654,592	8,724,396
Units issued	59,818	76,810	8,577	11,220	498,683	616,403
Units redeemed	(50,057)	(62,819)	(29,425)	(27,848)	(712,899)	(686,207)
Units, end of period	479,341	469,580	352,888	373,736	8,440,376	8,654,592

See accompanying notes.

39 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	Managed Volatility Balanced Portfolio Series			Managed Volatility Balanced Portfolio Series		Managed Volatility Conservative Portfolio
		I		NAV		Series I

	2019		2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,113,941		$1,301,223	$9,344,348	$10,540,644	$65,300	$78,051
Expenses:
Mortality and expense risk and
administrative charges	-		-	-	-	-	-
Net investment income (loss)	1,113,941		1,301,223	9,344,348	10,540,644	65,300	78,051
Realized gains (losses) on investments:

Capital gain distributions received	2,461,983		3,838,320	20,117,787	29,561,169	(1)	90,908
Net realized gain (loss)	474,051		1,363,565	1,121,602	2,994,619	(72,745)	(109,468)
Realized gains (losses)
	2,936,034		5,201,885	21,239,389	32,555,788	(72,746)	(18,560)
Unrealized appreciation (depreciation) during
	5,018,257		(9,150,742)	43,481,668	(64,132,662)	371,336	(127,677)
the period

Net increase (decrease) in net assets from operations	9,068,232		(2,647,634)	74,065,405	(21,036,230)	363,890	(68,186)
Changes from principal transactions:
Purchase payments	1,204,861		1,286,175	32,789,343	34,098,449	100,641	76,820
Transfers between sub-accounts and the	207,036		(1,761,948)	(3,844,579)	(4,002,540)	129,471	181,517
company

Transfers on general account policy loans	1,034,111		216,637	(3,550,913)	(1,737,987)	(17,039)	(12,379)
Withdrawals	(3,202,918)		(4,128,618)	(13,575,693)	(13,716,527)	(422,286)	(361,274)
Annual contract fee	(2,462,132)		(2,560,112)	(23,905,064)	(24,638,308)	(225,270)	(260,881)
Net increase (decrease) in net assets from principal
	(3,219,042)		(6,947,866)	(12,086,906)	(9,996,913)	(434,483)	(376,197)
transactions

Total increase (decrease) in net assets	5,849,190		(9,595,500)	61,978,499	(31,033,143)	(70,593)	(444,383)
Net assets at beginning of period	52,410,803		62,006,303	416,483,491	447,516,634	2,869,998	3,314,381
Net assets at end of period	$58,259,993		$52,410,803	$478,461,990	$416,483,491	$2,799,405	$2,869,998

	2019		2018	2019	2018	2019	2018

Units, beginning of period	1,333,343		1,500,398	21,264,076	21,747,190	74,140	83,757
Units issued	45,953		43,353	909,945	1,054,539	5,056	7,572
Units redeemed	(122,409)		(210,408)	(1,475,404)	(1,537,653)	(15,417)	(17,189)
Units, end of period	1,256,887		1,333,343	20,698,617	21,264,076	63,779	74,140

See accompanying notes.

40 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Conservative Portfolio				Managed Volatility Growth Portfolio Series
	Series NAV		Managed Volatility Growth Portfolio Series I		NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$850,957	$910,869	$1,172,094	$1,528,534	$11,554,302	$13,971,864
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	850,957	910,869	1,172,094	1,528,534	11,554,302	13,971,864
Realized gains (losses) on investments:

Capital gain distributions received	-	989,471	5,024,434	5,952,874	46,649,261	53,073,674
Net realized gain (loss)	(577,962)	(732,545)	1,851,954	2,428,646	8,916,559	13,821,734
Realized gains (losses)
	(577,962)	256,926	6,876,388	8,381,520	55,565,820	66,895,408
Unrealized appreciation (depreciation) during
	4,031,875	(1,949,003)	4,161,675	(14,406,965)	45,742,068	(121,462,659)
the period

Net increase (decrease) in net assets from operations	4,304,870	(781,208)	12,210,157	(4,496,911)	112,862,190	(40,595,387)
Changes from principal transactions:
Purchase payments	2,769,817	3,172,963	2,248,723	2,399,749	51,917,517	55,277,086
Transfers between sub-accounts and the	(199,603)	(204,176)	(1,699,149)	300,384	(11,012,759)	(6,666,089)
company

Transfers on general account policy loans	(31,589)	(70,408)	520,994	(178,143)	(2,341,086)	(4,961,203)
Withdrawals	(2,021,657)	(2,301,055)	(4,287,254)	(2,732,401)	(22,978,903)	(27,580,947)
Annual contract fee	(1,962,684)	(2,079,003)	(3,551,244)	(3,542,199)	(32,717,622)	(34,161,186)
Net increase (decrease) in net assets from principal
	(1,445,716)	(1,481,679)	(6,767,930)	(3,752,610)	(17,132,853)	(18,092,339)
transactions

Total increase (decrease) in net assets	2,859,154	(2,262,887)	5,442,227	(8,249,521)	95,729,337	(58,687,726)
Net assets at beginning of period	33,036,046	35,298,933	65,070,901	73,320,422	581,695,848	640,383,574
Net assets at end of period	$35,895,200	$33,036,046	$70,513,128	$65,070,901	$677,425,185	$581,695,848

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,822,078	1,903,845	1,771,096	1,865,034	29,489,739	30,337,018
Units issued	185,570	175,496	30,714	45,903	1,342,887	1,690,679
Units redeemed	(263,425)	(257,263)	(196,506)	(139,841)	(2,136,935)	(2,537,958)
Units, end of period	1,744,223	1,822,078	1,605,304	1,771,096	28,695,691	29,489,739

See accompanying notes.

41 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	Managed Volatility Moderate Portfolio Series			Managed Volatility Moderate Portfolio Series
		I		NAV		Mid Cap Index Trust Series I

	2019		2018	2019	2018	2019	2018
Income:

Dividend distributions received	$287,849		$331,022	$2,186,445	$2,412,334	$287,564	$313,677
Expenses:
Mortality and expense risk and
administrative charges	-		-	-	-	-	-
Net investment income (loss)	287,849		331,022	2,186,445	2,412,334	287,564	313,677
Realized gains (losses) on investments:

Capital gain distributions received	495,031		835,441	3,709,141	5,879,302	2,110,553	1,933,441
Net realized gain (loss)	(54,668)		(49,844)	(731,771)	(389,755)	(3,805)	61,387
Realized gains (losses)
	440,363		785,597	2,977,370	5,489,547	2,106,748	1,994,828
Unrealized appreciation (depreciation) during
	1,338,909		(1,642,378)	10,125,926	(11,448,455)	3,408,848	(5,342,568)
the period

Net increase (decrease) in net assets from operations	2,067,121		(525,759)	15,289,741	(3,546,574)	5,803,160	(3,034,063)
Changes from principal transactions:
Purchase payments	145,568		225,871	7,579,582	9,135,530	540,069	501,758
Transfers between sub-accounts and the	98,680		(227,011)	(166)	(8,386,023)	(1,561,227)	(356,383)
company

Transfers on general account policy loans	25,492		(9,700)	(541,345)	(490,394)	(13,878)	(321,244)
Withdrawals	(297,366)		(514,971)	(3,519,607)	(3,700,276)	(1,020,855)	(1,135,077)
Annual contract fee	(613,235)		(645,705)	(5,252,376)	(5,511,746)	(1,307,430)	(1,325,560)
Net increase (decrease) in net assets from principal
	(640,861)		(1,171,516)	(1,733,912)	(8,952,909)	(3,363,321)	(2,636,506)
transactions

Total increase (decrease) in net assets	1,426,260		(1,697,275)	13,555,829	(12,499,483)	2,439,839	(5,670,569)
Net assets at beginning of period	12,647,009		14,344,284	91,292,481	103,791,971	23,799,503	29,470,072
Net assets at end of period	$14,073,269		$12,647,009	$104,848,310	$91,292,481	$26,239,342	$23,799,503

	2019		2018	2019	2018	2019	2018

Units, beginning of period	314,253		342,224	4,705,951	5,139,787	471,397	516,844
Units issued	3,077		3,609	314,010	384,110	9,369	10,293
Units redeemed	(17,733)		(31,580)	(394,691)	(817,946)	(66,928)	(55,740)
Units, end of period	299,597		314,253	4,625,270	4,705,951	413,838	471,397

See accompanying notes.

42 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	Mid Cap Index Trust Series NAV			Mid Cap Stock Trust Series I			Mid Cap Stock Trust Series NAV

	2019	2018		2019	2018		2019	2018
Income:

Dividend distributions received	$896,794	$812,207	$	- $	-	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	-	-		-	-		-	-
Net investment income (loss)	896,794	812,207		-	-		-	-
Realized gains (losses) on investments:

Capital gain distributions received	6,175,492	4,724,734		3,564,232	2,470,831		6,963,932	4,061,342
Net realized gain (loss)	(98,568)	1,269,592		692,609	1,504,443		722,704	417,952
Realized gains (losses)
	6,076,924	5,994,326		4,256,841	3,975,274		7,686,636	4,479,294
Unrealized appreciation (depreciation) during
	9,081,616	(14,645,222)		2,323,651	(4,130,063)		4,636,470	(5,320,569)
the period

Net increase (decrease) in net assets from operations	16,055,334	(7,838,689)		6,580,492	(154,789)		12,323,106	(841,275)
Changes from principal transactions:
Purchase payments	5,251,789	5,427,784		479,287	490,742		2,891,539	2,563,157
Transfers between sub-accounts and the	2,078,437	643,396		(345,128)	358,108		3,513,172	4,910,422
company

Transfers on general account policy loans	(615,656)	(470,567)		(96,993)	(84,834)		(468,400)	(378,225)
Withdrawals	(2,088,124)	(2,545,111)		(945,743)	(1,417,573)		(1,841,282)	(1,249,200)
Annual contract fee	(2,951,320)	(2,618,478)		(1,123,200)	(1,078,420)		(1,781,705)	(1,454,307)
Net increase (decrease) in net assets from principal
	1,675,126	437,024		(2,031,777)	(1,731,977)		2,313,324	4,391,847
transactions

Total increase (decrease) in net assets	17,730,460	(7,401,665)		4,548,715	(1,886,766)		14,636,430	3,550,572
Net assets at beginning of period	60,186,882	67,588,547		19,577,151	21,463,917		34,453,344	30,902,772
Net assets at end of period	$77,917,342	$60,186,882		$24,125,866	$19,577,151		$49,089,774	$34,453,344

	2019	2018		2019	2018		2019	2018

Units, beginning of period	1,815,238	1,804,976		440,965	475,931		355,971	314,358
Units issued	331,798	258,627		8,127	33,715		79,932	88,393
Units redeemed	(277,753)	(248,365)		(45,136)	(68,681)		(59,184)	(46,780)
Units, end of period	1,869,283	1,815,238		403,956	440,965		376,719	355,971

See accompanying notes.

43 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$126,839	$100,294	$371,469	$253,400	$505,532	$391,743
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	126,839	100,294	371,469	253,400	505,532	391,743
Realized gains (losses) on investments:

Capital gain distributions received	1,471,500	1,022,496	4,104,105	2,408,060	-	-
Net realized gain (loss)	(493,005)	(44,177)	(1,302,176)	(180,264)	-	-
Realized gains (losses)
	978,495	978,319	2,801,929	2,227,796	-	-
Unrealized appreciation (depreciation) during
	940,710	(2,394,176)	2,225,291	(5,701,023)	-	-
the period

Net increase (decrease) in net assets from operations	2,046,044	(1,315,563)	5,398,689	(3,219,827)	505,532	391,743
Changes from principal transactions:
Purchase payments	270,093	270,249	2,429,357	2,326,258	2,113,119	1,898,273
Transfers between sub-accounts and the	(487,610)	(375,293)	792,067	1,691,514	413,110	8,659,483
company

Transfers on general account policy loans	(20,550)	(52,228)	(172,023)	(217,597)	104,705	819,297
Withdrawals	(307,371)	(577,223)	(1,243,813)	(1,326,015)	(3,572,595)	(5,146,454)
Annual contract fee	(494,865)	(523,890)	(1,235,205)	(1,176,241)	(2,853,997)	(2,731,882)
Net increase (decrease) in net assets from principal
	(1,040,303)	(1,258,385)	570,383	1,297,919	(3,795,658)	3,498,717
transactions

Total increase (decrease) in net assets	1,005,741	(2,573,948)	5,969,072	(1,921,908)	(3,290,126)	3,890,460
Net assets at beginning of period	10,920,765	13,494,713	26,966,814	28,888,722	29,832,556	25,942,096
Net assets at end of period	$11,926,506	$10,920,765	$32,935,886	$26,966,814	$26,542,430	$29,832,556

	2019	2018	2019	2018	2019	2018

Units, beginning of period	353,220	389,154	566,264	541,810	1,184,300	1,045,888
Units issued	6,966	8,970	106,805	111,560	288,107	544,816
Units redeemed	(37,487)	(44,904)	(94,255)	(87,106)	(438,575)	(406,404)
Units, end of period	322,699	353,220	578,814	566,264	1,033,832	1,184,300

See accompanying notes.

44 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Money-Market Trust Series NAV		PIMCO All Asset		Real Estate Securities Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,901,930	$1,300,319	$882,594	$953,792	$511,055	$400,433
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,901,930	1,300,319	882,594	953,792	511,055	400,433
Realized gains (losses) on investments:

Capital gain distributions received	12	7	-	-	194,398	-
Net realized gain (loss)	-	-	(89,925)	(103,093)	2,504,698	2,102,196
Realized gains (losses)
	12	7	(89,925)	(103,093)	2,699,096	2,102,196
Unrealized appreciation (depreciation) during
	(1)	-	2,858,840	(2,757,744)	2,969,924	(3,330,105)
the period

Net increase (decrease) in net assets from operations	1,901,941	1,300,326	3,651,509	(1,907,045)	6,180,075	(827,476)
Changes from principal transactions:
Purchase payments	99,533,794	111,789,766	1,517,465	2,305,484	417,131	478,893
Transfers between sub-accounts and the	(77,938,239)	(100,274,112)	(1,733,657)	4,750,265	(628,326)	(1,017,457)
company

Transfers on general account policy loans	(485,398)	(827,156)	(32,387)	29,266	(133,590)	(191,594)
Withdrawals	(18,268,299)	4,825,586	(595,803)	(1,650,541)	(1,702,404)	(1,834,858)
Annual contract fee	(6,200,123)	(6,167,116)	(1,191,968)	(1,100,922)	(1,145,513)	(1,102,665)
Net increase (decrease) in net assets from principal
	(3,358,265)	9,346,968	(2,036,350)	4,333,552	(3,192,702)	(3,667,681)
transactions

Total increase (decrease) in net assets	(1,456,324)	10,647,294	1,615,159	2,426,507	2,987,373	(4,495,157)
Net assets at beginning of period	102,374,698	91,727,404	32,593,928	30,167,421	22,168,528	26,663,685
Net assets at end of period	$100,918,374	$102,374,698	$34,209,087	$32,593,928	$25,155,901	$22,168,528

	2019	2018	2019	2018	2019	2018

Units, beginning of period	10,002,508	9,104,460	1,851,468	1,613,893	118,553	137,652
Units issued	13,020,621	11,380,820	124,200	409,869	2,214	1,495
Units redeemed	(13,355,172)	(10,482,772)	(228,144)	(172,294)	(16,805)	(20,594)
Units, end of period	9,667,957	10,002,508	1,747,524	1,851,468	103,962	118,553

See accompanying notes.

45 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Real Estate Securities Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,151,379	$787,695	$32,032	$-	$69,373	$-
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,151,379	787,695	32,032	-	69,373	-
Realized gains (losses) on investments:

Capital gain distributions received	429,361	-	4,528,570	3,845,254	7,112,141	4,742,616
Net realized gain (loss)	1,928,820	1,637,554	828,216	814,185	1,044,504	761,746
Realized gains (losses)
	2,358,181	1,637,554	5,356,786	4,659,439	8,156,645	5,504,362
Unrealized appreciation (depreciation) during
	9,521,148	(4,297,112)	2,546,874	(4,461,297)	4,132,782	(5,931,820)
the period

Net increase (decrease) in net assets from operations	13,030,708	(1,871,863)	7,935,692	198,142	12,358,800	(427,458)
Changes from principal transactions:
Purchase payments	3,618,346	4,182,685	456,755	454,926	2,443,658	2,253,766
Transfers between sub-accounts and the	2,649,419	(7,128,901)	167,445	(1,978,300)	1,559,853	4,524,350
company

Transfers on general account policy loans	(226,160)	(436,941)	(224,946)	(282,963)	(296,895)	143,823
Withdrawals	(1,605,685)	(1,694,279)	(1,103,964)	(1,706,573)	(886,664)	(1,779,926)
Annual contract fee	(2,088,752)	(1,927,448)	(1,215,433)	(1,212,926)	(1,638,913)	(1,296,622)
Net increase (decrease) in net assets from principal
	2,347,168	(7,004,884)	(1,920,143)	(4,725,836)	1,181,039	3,845,391
transactions

Total increase (decrease) in net assets	15,377,876	(8,876,747)	6,015,549	(4,527,694)	13,539,839	3,417,933
Net assets at beginning of period	44,153,453	53,030,200	21,429,170	25,956,864	31,797,696	28,379,763
Net assets at end of period	$59,531,329	$44,153,453	$27,444,719	$21,429,170	$45,337,535	$31,797,696

	2019	2018	2019	2018	2019	2018

Units, beginning of period	281,700	326,744	389,756	469,232	728,285	646,311
Units issued	46,020	40,786	21,265	13,598	109,092	195,767
Units redeemed	(34,357)	(85,830)	(49,455)	(93,074)	(85,396)	(113,793)
Units, end of period	293,363	281,700	361,566	389,756	751,981	728,285

See accompanying notes.

46 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
					Short Term Government Income Trust Series
	Select Bond Trust Series I		Select Bond Trust Series NAV			I

	2019	2018	2019	2018	2019		2018
Income:

Dividend distributions received	$81,217	$87,797	$677,551	$694,654	$87,156		$113,376
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-		-
Net investment income (loss)	81,217	87,797	677,551	694,654	87,156		113,376
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-		-
Net realized gain (loss)	3,637	(30,254)	(24,669)	(146,679)	(67,134)		(145,026)
Realized gains (losses)
	3,637	(30,254)	(24,669)	(146,679)	(67,134)		(145,026)
Unrealized appreciation (depreciation) during
	183,274	(79,024)	1,492,295	(625,959)	144,590		71,887
the period

Net increase (decrease) in net assets from operations	268,128	(21,481)	2,145,177	(77,984)	164,612		40,237
Changes from principal transactions:
Purchase payments	79,607	93,036	1,979,696	2,667,000	659,928		678,529
Transfers between sub-accounts and the	(156,964)	(157,980)	(31,483)	231,294	884,731		(532,768)
company

Transfers on general account policy loans	2,383	33,869	(175,151)	(200,209)	6,356		41,871
Withdrawals	(205,241)	(277,782)	(944,444)	(796,251)	(908,803)		(361,953)
Annual contract fee	(184,957)	(192,955)	(1,072,555)	(1,053,386)	(850,310)		(793,236)
Net increase (decrease) in net assets from principal
	(465,172)	(501,812)	(243,937)	848,448	(208,098)		(967,557)
transactions

Total increase (decrease) in net assets	(197,044)	(523,293)	1,901,240	770,464	(43,486)		(927,320)
Net assets at beginning of period	3,068,856	3,592,149	24,089,006	23,318,542	5,314,940		6,242,260
Net assets at end of period	$2,871,812	$3,068,856	$25,990,246	$24,089,006	$5,271,454		$5,314,940

	2019	2018	2019	2018	2019		2018

Units, beginning of period	257,968	300,657	2,018,413	1,946,376	487,428		577,254
Units issued	16,914	13,283	225,256	347,420	124,664		75,586
Units redeemed	(53,308)	(55,972)	(245,902)	(275,383)	(144,481)		(165,412)
Units, end of period	221,574	257,968	1,997,767	2,018,413	467,611		487,428

See accompanying notes.

47 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Short Term Government Income Trust Series
	NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$485,972	$460,925	$99,347	$108,533	$418,537	$390,291
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	485,972	460,925	99,347	108,533	418,537	390,291
Realized gains (losses) on investments:

Capital gain distributions received	(1)	-	948,530	697,416	3,689,582	2,290,478
Net realized gain (loss)	(178,022)	(188,622)	(52,218)	595,555	308,528	361,646
Realized gains (losses)
	(178,023)	(188,622)	896,312	1,292,971	3,998,110	2,652,124
Unrealized appreciation (depreciation) during
	502,856	(68,410)	1,230,817	(2,619,553)	4,252,107	(7,677,539)
the period

Net increase (decrease) in net assets from operations	810,805	203,893	2,226,476	(1,218,049)	8,668,754	(4,635,124)
Changes from principal transactions:
Purchase payments	2,245,198	2,216,389	196,832	177,426	2,985,763	3,132,346
Transfers between sub-accounts and the	7,332,352	1,153,260	(565,357)	358,979	2,373,417	1,219,618
company

Transfers on general account policy loans	(271,957)	(210,895)	(1,983)	(77,895)	(240,782)	(162,658)
Withdrawals	(2,060,004)	(385,090)	(266,895)	(750,380)	(1,173,209)	(441,623)
Annual contract fee	(882,557)	(725,891)	(361,644)	(376,742)	(1,350,637)	(1,305,245)
Net increase (decrease) in net assets from principal
	6,363,032	2,047,773	(999,047)	(668,612)	2,594,552	2,442,438
transactions

Total increase (decrease) in net assets	7,173,837	2,251,666	1,227,429	(1,886,661)	11,263,306	(2,192,686)
Net assets at beginning of period	21,750,977	19,499,311	9,148,380	11,035,041	33,259,091	35,451,777
Net assets at end of period	$28,924,814	$21,750,977	$10,375,809	$9,148,380	$44,522,397	$33,259,091

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,985,657	1,795,919	240,490	256,946	1,093,286	1,033,625
Units issued	1,016,492	460,575	17,607	42,686	293,078	217,206
Units redeemed	(449,326)	(270,837)	(39,967)	(59,142)	(216,177)	(157,545)
Units, end of period	2,552,823	1,985,657	218,130	240,490	1,170,187	1,093,286

See accompanying notes.

48 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV			Small Cap Stock Trust Series I

	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$110,521	$134,652	$84,207	$86,549	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-		-	-
Net investment income (loss)	110,521	134,652	84,207	86,549		-	-
Realized gains (losses) on investments:

Capital gain distributions received	2,344,736	6,363,188	1,559,530	3,676,110		1,035,782	259,278
Net realized gain (loss)	(637,257)	54,066	(514,440)	516,567		(551,224)	40,570
Realized gains (losses)
	1,707,479	6,417,254	1,045,090	4,192,677		484,558	299,848
Unrealized appreciation (depreciation) during
	4,478,441	(10,564,221)	2,934,369	(6,729,205)		306,165	(567,365)
the period

Net increase (decrease) in net assets from operations	6,296,441	(4,012,315)	4,063,666	(2,449,979)		790,723	(267,517)
Changes from principal transactions:
Purchase payments	784,463	831,079	1,100,977	1,156,735		59,879	67,584
Transfers between sub-accounts and the	(321,089)	(1,272,729)	548,799	891,959		(292,379)	140,767
company

Transfers on general account policy loans	(136,210)	15,295	(88,365)	(288,509)		1,208	(41,704)
Withdrawals	(1,613,424)	(1,933,630)	(828,202)	(2,673,748)		(87,370)	(217,466)
Annual contract fee	(1,482,918)	(1,601,535)	(594,320)	(588,659)		(116,868)	(117,855)
Net increase (decrease) in net assets from principal
	(2,769,178)	(3,961,520)	138,889	(1,502,222)		(435,530)	(168,674)
transactions

Total increase (decrease) in net assets	3,527,263	(7,973,835)	4,202,555	(3,952,201)		355,193	(436,191)
Net assets at beginning of period	25,668,881	33,642,716	15,784,091	19,736,292		1,989,815	2,426,006
Net assets at end of period	$29,196,144	$25,668,881	$19,986,646	$15,784,091		$2,345,008	$1,989,815

	2019	2018	2019	2018		2019	2018

Units, beginning of period	599,954	677,464	747,491	805,619		64,404	74,446
Units issued	5,288	7,688	112,675	182,399		40,883	61,327
Units redeemed	(61,654)	(85,198)	(106,556)	(240,527)		(50,295)	(71,369)
Units, end of period	543,588	599,954	753,610	747,491		54,992	64,404

See accompanying notes.

49 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
		Small Cap Stock Trust Series NAV		Small Cap Value Trust Series I		Small Cap Value Trust Series NAV

		2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$17,919	$23,053	$230,021	$265,642
Expenses:
Mortality and expense risk and
administrative charges		-	-	-	-	-	-
Net investment income (loss)		-	-	17,919	23,053	230,021	265,642
Realized gains (losses) on investments:

Capital gain distributions received		7,389,370	1,545,541	220,484	417,886	2,526,736	4,411,430
Net realized gain (loss)		(201,302)	(137,431)	(163,447)	(54,034)	(1,654,415)	(1,132,245)
Realized gains (losses)
		7,188,068	1,408,110	57,037	363,852	872,321	3,279,185
Unrealized appreciation (depreciation) during
		581,986	(2,847,174)	632,418	(795,790)	7,136,865	(7,935,002)
the period

Net increase (decrease) in net assets from operations		7,770,054	(1,439,064)	707,374	(408,885)	8,239,207	(4,390,175)
Changes from principal transactions:
Purchase payments		1,682,344	1,709,188	78,286	94,711	2,662,796	2,984,241
Transfers between sub-accounts and the		2,337,878	(548,070)	(398,311)	(434,661)	(89,539)	(668,410)
company

Transfers on general account policy loans		(797,840)	(244,979)	(4,016)	(6,303)	(155,431)	150,691
Withdrawals		(1,158,533)	(1,028,615)	(73,416)	(88,972)	(1,095,347)	(2,005,771)
Annual contract fee		(899,993)	(952,937)	(121,211)	(125,060)	(1,531,145)	(1,489,106)
Net increase (decrease) in net assets from principal
		1,163,856	(1,065,413)	(518,668)	(560,285)	(208,666)	(1,028,355)
transactions

Total increase (decrease) in net assets		8,933,910	(2,504,477)	188,706	(969,170)	8,030,541	(5,418,530)
Net assets at beginning of period		20,749,259	23,253,736	2,813,921	3,783,091	30,610,463	36,028,993
Net assets at end of period		$29,683,169	$20,749,259	$3,002,627	$2,813,921	$38,641,004	$30,610,463

		2019	2018	2019	2018	2019	2018

Units, beginning of period		565,112	600,234	104,188	122,561	402,147	414,415
Units issued		111,380	112,554	4,033	7,395	51,511	52,335
Units redeemed		(91,089)	(147,676)	(20,347)	(25,768)	(52,739)	(64,603)
Units, end of period		585,403	565,112	87,874	104,188	400,919	402,147

See accompanying notes.

50 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Company Value Trust Series I		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$109,667	$51,777	$274,725	$116,157	$207,850	$307,618
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	109,667	51,777	274,725	116,157	207,850	307,618
Realized gains (losses) on investments:

Capital gain distributions received	6,149,749	1,220,849	14,516,275	2,414,128	-	-
Net realized gain (loss)	(495,665)	390,535	(2,746,983)	39,705	(35,661)	47,963
Realized gains (losses)
	5,654,084	1,611,384	11,769,292	2,453,833	(35,661)	47,963
Unrealized appreciation (depreciation) during
	(2,931,674)	(3,330,345)	(5,480,277)	(6,466,772)	625,231	(774,523)
the period

Net increase (decrease) in net assets from operations	2,832,077	(1,667,184)	6,563,740	(3,896,782)	797,420	(418,942)
Changes from principal transactions:
Purchase payments	294,912	305,623	2,068,954	2,213,351	457,191	446,544
Transfers between sub-accounts and the	(417,569)	(386,649)	(20,371)	2,195,675	(151,421)	(283,529)
company

Transfers on general account policy loans	(49,189)	(24,309)	(356,478)	(368,976)	(13,593)	(48,383)
Withdrawals	(498,764)	(538,506)	(1,025,014)	(1,216,101)	(1,114,497)	(469,745)
Annual contract fee	(623,469)	(620,827)	(937,135)	(876,970)	(693,475)	(710,235)
Net increase (decrease) in net assets from principal
	(1,294,079)	(1,264,668)	(270,044)	1,946,979	(1,515,795)	(1,065,348)
transactions

Total increase (decrease) in net assets	1,537,998	(2,931,852)	6,293,696	(1,949,803)	(718,375)	(1,484,290)
Net assets at beginning of period	11,493,574	14,425,426	25,360,899	27,310,702	7,669,614	9,153,904
Net assets at end of period	$13,031,572	$11,493,574	$31,654,595	$25,360,899	$6,951,239	$7,669,614

	2019	2018	2019	2018	2019	2018

Units, beginning of period	276,659	302,283	915,140	858,040	278,362	315,509
Units issued	4,353	4,548	129,011	160,057	19,667	19,779
Units redeemed	(31,110)	(30,172)	(135,062)	(102,957)	(70,544)	(56,926)
Units, end of period	249,902	276,659	909,089	915,140	227,485	278,362

See accompanying notes.

51 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Strategic Income Opportunities Trust Series
	NAV		Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$980,926	$1,348,809	$709,874	$717,234	$239,017	$185,301
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	980,926	1,348,809	709,874	717,234	239,017	185,301
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	1,012,244	507,428
Net realized gain (loss)	(99,395)	(89,927)	(80,807)	(133,816)	406,650	645,258
Realized gains (losses)
	(99,395)	(89,927)	(80,807)	(133,816)	1,418,894	1,152,686
Unrealized appreciation (depreciation) during
	2,708,669	(2,978,005)	1,616,752	(610,533)	2,266,243	(2,137,201)
the period

Net increase (decrease) in net assets from operations	3,590,200	(1,719,123)	2,245,819	(27,115)	3,924,154	(799,214)
Changes from principal transactions:
Purchase payments	2,508,289	3,414,477	2,243,598	2,303,755	382,570	379,688
Transfers between sub-accounts and the	(452,738)	2,129,660	3,276,726	1,712,679	(560,432)	92,921
company

Transfers on general account policy loans	(149,382)	(427,945)	(117,743)	(39,027)	(131,980)	78,020
Withdrawals	(1,700,537)	(1,177,393)	(1,414,059)	(518,147)	(343,768)	(1,003,793)
Annual contract fee	(1,356,787)	(1,297,204)	(1,103,613)	(998,167)	(826,474)	(964,549)
Net increase (decrease) in net assets from principal
	(1,151,155)	2,641,595	2,884,909	2,461,093	(1,480,084)	(1,417,713)
transactions

Total increase (decrease) in net assets	2,439,045	922,472	5,130,728	2,433,978	2,444,070	(2,216,927)
Net assets at beginning of period	32,957,452	32,034,980	26,819,207	24,385,229	14,003,943	16,220,870
Net assets at end of period	$35,396,497	$32,957,452	$31,949,935	$26,819,207	$16,448,013	$14,003,943

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,609,612	1,486,353	1,071,752	972,096	460,603	503,102
Units issued	233,142	356,155	267,629	190,244	12,720	14,880
Units redeemed	(285,285)	(232,896)	(160,428)	(90,588)	(55,984)	(57,379)
Units, end of period	1,557,469	1,609,612	1,178,953	1,071,752	417,339	460,603

See accompanying notes.

52 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,135,002	$787,969	$27,116	$24,988	$172,299	$104,775
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,135,002	787,969	27,116	24,988	172,299	104,775
Realized gains (losses) on investments:

Capital gain distributions received	4,671,474	2,023,647	1	(1)	-	-
Net realized gain (loss)	1,819,862	2,330,574	1,586	(24,373)	(6,589)	(25,629)
Realized gains (losses)
	6,491,336	4,354,221	1,587	(24,374)	(6,589)	(25,629)
Unrealized appreciation (depreciation) during
	9,606,472	(8,673,284)	13,054	21,619	80,585	4,813
the period

Net increase (decrease) in net assets from operations	17,232,810	(3,531,094)	41,757	22,233	246,295	83,959
Changes from principal transactions:
Purchase payments	4,269,464	4,740,183	65,163	67,223	688,788	443,786
Transfers between sub-accounts and the	2,013,146	(1,469,417)	215,619	211,782	2,587,908	2,065,233
company

Transfers on general account policy loans	(207,286)	(173,362)	6	(352,695)	(112,339)	(30,579)
Withdrawals	(2,456,784)	(978,010)	(3,305)	(310,775)	(914,394)	(772,078)
Annual contract fee	(2,186,327)	(1,993,155)	(116,263)	(122,970)	(349,777)	(263,032)
Net increase (decrease) in net assets from principal
	1,432,213	126,239	161,220	(507,435)	1,900,186	1,443,330
transactions

Total increase (decrease) in net assets	18,665,023	(3,404,855)	202,977	(485,202)	2,146,481	1,527,289
Net assets at beginning of period	57,849,461	61,254,316	1,312,396	1,797,598	6,726,674	5,199,385
Net assets at end of period	$76,514,484	$57,849,461	$1,515,373	$1,312,396	$8,873,155	$6,726,674

	2019	2018	2019	2018	2019	2018

Units, beginning of period	570,309	569,712	127,331	176,845	649,459	509,691
Units issued	82,588	72,798	36,327	67,011	470,242	272,374
Units redeemed	(71,310)	(72,201)	(21,078)	(116,525)	(288,568)	(132,606)
Units, end of period	581,587	570,309	142,580	127,331	831,133	649,459

See accompanying notes.

53 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies. The Account consists of 91 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the "Trust"), and 5 active sub- accounts that are invested in portfolios of other Non-affiliated Trusts (the "Non-affiliated Trusts"). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub- accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b- 1 fees and other expenses assessed against the Portfolio's assets.

Funds transferred in 2019 are as follows:

Transferred from	Transferred to	Effective Date
International Growth Stock Trust Series I	International Equity Index Series I	11/01/2019
International Growth Stock Trust Series NAV	International Equity Index Series NAV	11/01/2019
Utilities Trust Series I	Equity Income Trust Series I	11/01/2019
Utilities Trust Series NAV	Equity Income Trust Series NAV	11/01/2019

54 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset- based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2019.

55 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company's consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2019, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners' Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

56 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

5. Fair Value Measurements

ASC 820 "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2019. The following table presents the Account's assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2019:

	Level 1	Level 2	Level 3		Total
Mutual Funds
Affiliated	$5,345,449,907		-	-	5,345,449,907
NonAffiliated	$98,208,482		-	-	98,208,482

Total	$5,443,658,389		-	-	5,443,658,389

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values ("NAV"), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment's valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2019.

57 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2019 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$70,122,807	$47,074,930
Active Bond Trust Series I	2,534,058	1,051,347
Active Bond Trust Series NAV	10,212,095	6,446,055
American Asset Allocation Trust Series I	36,113,037	13,634,784
American Global Growth Trust Series I	6,866,082	3,437,109
American Growth Trust Series I	23,818,786	13,608,847
American Growth-Income Trust Series I	27,504,668	12,261,972
American International Trust Series I	15,160,696	8,975,216
Blue Chip Growth Trust Series I	7,979,099	7,312,622
Blue Chip Growth Trust Series NAV	31,276,150	13,483,009
Capital Appreciation Trust Series I	19,796,565	4,042,041
Capital Appreciation Trust Series NAV	40,067,009	7,059,396
Capital Appreciation Value Trust Series I	3,885,983	565,927
Capital Appreciation Value Trust Series NAV	29,060,049	6,890,414
Core Bond Trust Series I	1,128,213	2,332,890
Core Bond Trust Series NAV	15,881,164	10,412,379
Emerging Markets Value Trust Series I	684,590	1,222,958
Emerging Markets Value Trust Series NAV	10,852,949	8,594,925
Equity Income Trust Series I	11,291,500	5,903,158
Equity Income Trust Series NAV	45,093,696	12,062,473
Financial Industries Trust Series I	333,244	326,137
Financial Industries Trust Series NAV	2,743,073	2,330,442
Fundamental All Cap Core Trust Series I	132,833	192,113
Fundamental All Cap Core Trust Series NAV	3,915,477	3,070,687
Fundamental Large Cap Value Trust Series I	3,831,960	3,179,319
Fundamental Large Cap Value Trust Series NAV	8,202,532	6,147,530
Global Bond Trust Series I	589,130	574,279
Global Bond Trust Series NAV	7,438,426	7,704,863
Global Trust Series I	889,085	1,098,474
Global Trust Series NAV	4,731,341	2,878,050
Health Sciences Trust Series I	1,303,890	2,663,195
Health Sciences Trust Series NAV	9,661,129	7,913,261
High Yield Trust Series I	1,508,900	5,018,073
High Yield Trust Series NAV	12,447,890	7,907,437
International Equity Index Series I	3,569,573	1,894,112
International Equity Index Series NAV	30,745,207	12,979,537
International Growth Stock Trust Series I (c)	1,743,909	3,027,456
International Growth Stock Trust Series NAV (d)	14,014,121	21,974,691
International Small Company Trust Series I	591,642	691,792
International Small Company Trust Series NAV	7,609,469	4,932,371
International Value Trust Series I	1,210,221	3,322,828
International Value Trust Series NAV	6,206,476	7,632,700
Investment Quality Bond Trust Series I	1,796,092	1,727,296
Investment Quality Bond Trust Series NAV	7,676,343	3,455,156
Lifestyle Aggressive Portfolio Series NAV	3,948,785	3,162,383
Lifestyle Balanced Portfolio Series NAV	16,317,424	4,388,294
Lifestyle Conservative Portfolio Series NAV	748,257	1,314,745
Lifestyle Growth Portfolio Series I	133,964	189,179
Lifestyle Growth Portfolio Series NAV	49,373,783	29,010,543

58 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
Lifestyle Moderate Portfolio Series NAV	$5,882,904	$1,941,832
M Capital Appreciation	3,143,261	2,040,421
M International Equity	1,932,597	703,388
M Large Cap Growth	3,143,604	2,154,410
M Large Cap Value	2,491,391	1,487,584
Managed Volatility Aggressive Portfolio Series I	1,836,833	1,099,618
Managed Volatility Aggressive Portfolio Series NAV	32,870,886	15,907,067
Managed Volatility Balanced Portfolio Series I	5,565,754	5,208,874
Managed Volatility Balanced Portfolio Series NAV	49,089,087	31,713,858
Managed Volatility Conservative Portfolio Series I	276,813	645,997
Managed Volatility Conservative Portfolio Series NAV	4,511,454	5,106,214
Managed Volatility Growth Portfolio Series I	7,443,207	8,014,609
Managed Volatility Growth Portfolio Series NAV	87,496,190	46,428,430
Managed Volatility Moderate Portfolio Series I	918,231	776,214
Managed Volatility Moderate Portfolio Series NAV	12,551,358	8,389,684
Mid Cap Index Trust Series I	2,950,146	3,915,350
Mid Cap Index Trust Series NAV	19,638,479	10,891,067
Mid Cap Stock Trust Series I	4,026,412	2,493,956
Mid Cap Stock Trust Series NAV	16,464,389	7,187,132
Mid Value Trust Series I	1,835,895	1,277,858
Mid Value Trust Series NAV	10,030,378	4,984,420
Money Market Trust Series I	7,858,136	11,148,262
Money-Market Trust Series NAV	136,497,895	137,954,218
PIMCO All Asset	3,193,132	4,346,888
Real Estate Securities Trust Series I	1,203,194	3,690,444
Real Estate Securities Trust Series NAV	10,409,394	6,481,486
Science & Technology Trust Series I	6,035,449	3,394,990
Science & Technology Trust Series NAV	12,984,344	4,621,791
Select Bond Trust Series I	298,621	682,578
Select Bond Trust Series NAV	3,515,007	3,081,393
Short Term Government Income Trust Series I	1,479,195	1,600,137
Short Term Government Income Trust Series NAV	11,868,388	5,019,384
Small Cap Index Trust Series I	1,821,772	1,772,941
Small Cap Index Trust Series NAV	14,299,172	7,596,503
Small Cap Opportunities Trust Series I	2,711,187	3,025,109
Small Cap Opportunities Trust Series NAV	4,381,884	2,599,258
Small Cap Stock Trust Series I	2,573,607	1,973,356
Small Cap Stock Trust Series NAV	12,644,959	4,091,731
Small Cap Value Trust Series I	363,588	643,853
Small Cap Value Trust Series NAV	7,224,111	4,676,020
Small Company Value Trust Series I	6,470,066	1,504,728
Small Company Value Trust Series NAV	18,915,344	4,394,390
Strategic Income Opportunities Trust Series I	786,499	2,094,445
Strategic Income Opportunities Trust Series NAV	6,064,445	6,234,675
Total Bond Market Series Trust NAV	7,839,445	4,244,663
Total Stock Market Index Trust Series I	1,717,599	1,946,423
Total Stock Market Index Trust Series NAV	15,601,250	8,362,563
Ultra Short Term Bond Trust Series I	408,315	219,978
Ultra Short Term Bond Trust Series NAV	5,124,103	3,051,619
Utilities Trust Series I (a)	2,123,548	6,750,277
Utilities Trust Series NAV (b)	4,035,323	23,591,575

59 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):

Ref6notes

(a)Terminated as an investment option and funds transferred to Equity Income Trust Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(b)Terminated as an investment option and funds transferred to Equity Income Trust Series NAV on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(c)Terminated as an investment option and funds transferred to International Equity Index Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(d)Terminated as an investment option and funds transferred to International Equity Index Series NAV on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

60 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
500 Index Fund Series NAV(*)	2019	6,833	$ 73.32 to $ 45.84		$ 448,386 .	0.00 % to 0.00%	1.79%	31.16 % to 31.16%
.	2018	6,704	55.90 to	34.95	333,002 .	0.00 to 0.00	1.40	-4.64 to -4.65
.	2017	6,784	58.62 to	36.65	348,722 .	0.00 to 0.00	1.83	21.54 to 9.98
.	2016	6,586	48.23 to	30.16	273,254 .	0.00 to 0.00	1.96	11.64 to 11.64
.	2015	5,508	43.20 to	27.01	203,858 .	0.00 to 0.00	1.77	1.15 to 1.15
.	.	.	.		. ..		.	.
Active Bond Trust Series I(*)	2019	348	25.94 to	25.94	9,033 .	0.00 to 0.00	2.87	9.26 to 9.26
.	2018	297	23.74 to	23.74	7,043 .	0.00 to 0.00	3.36	-0.60 to -0.60
.	2017	271	23.89 to	23.89	6,472 .	0.00 to 0.00	3.44	4.84 to 4.84
.	2016	329	22.78 to	22.78	7,491 .	0.00 to 0.00	3.82	4.34 to 4.34
.	2015	306	21.84 to	21.84	6,687 .	0.00 to 0.00	5.11	0.17 to 0.17
.	.	.	.		. ..		.	.
Active Bond Trust Series NAV(*)	2019	366	84.77 to	84.77	31,011 .	0.00 to 0.00	2.93	9.29 to 9.29
.	2018	329	77.56 to	77.56	25,502 .	0.00 to 0.00	3.23	-0.55 to -0.55
.	2017	339	77.99 to	77.99	26,438 .	0.00 to 0.00	3.66	4.89 to 1.36
.	2016	301	74.36 to	74.36	22,366 .	0.00 to 0.00	3.88	4.50 to 4.50
.	2015	267	71.15 to	71.15	19,029 .	0.00 to 0.00	5.46	0.12 to 0.12
.	.	.	.		. ..		.	.
American Asset Allocation Trust Series I(*)	2019	7,175	22.29 to	22.29	159,924 .	0.00 to 0.00	1.41	20.78 to 20.78
.	2018	6,966	18.46 to	18.46	128,553 .	0.00 to 0.00	1.68	-4.91 to -4.91
.	2017	6,625	19.41 to	19.41	128,577 .	0.00 to 0.00	1.29	15.79 to 6.32
.	2016	6,029	16.76 to	16.76	101,053 .	0.00 to 0.00	1.40	8.99 to 8.99
.	2015	5,264	15.38 to	15.38	80,949 .	0.00 to 0.00	2.25	1.06 to 1.06
.	.	.	.		. ..		.	.
American Global Growth Trust Series I(*)	2019	771	25.09 to	25.09	19,344 .	0.00 to 0.00	0.67	34.71 to 34.71
.	2018	694	18.63 to	18.63	12,930 .	0.00 to 0.00	0.66	-9.37 to -9.37
.	2017	721	20.55 to	20.55	14,814 .	0.00 to 0.00	0.28	30.92 to 9.48
.	2016	588	15.70 to	15.70	9,238 .	0.00 to 0.00	1.06	0.29 to 0.29
.	2015	534	15.66 to	15.66	8,354 .	0.00 to 0.00	1.90	6.64 to 6.64
.	.	.	.		. ..		.	.
American Growth Trust Series I(*)	2019	2,167	61.26 to	40.69	95,558 .	0.00 to 0.00	0.82	30.30 to 30.30
.	2018	2,307	47.01 to	31.23	78,465 .	0.00 to 0.00	0.38	-0.66 to -0.66
.	2017	2,412	47.32 to	31.43	83,786 .	0.00 to 0.00	0.37	27.87 to 10.07
.	2016	2,457	37.01 to	24.58	66,671 .	0.00 to 0.00	0.40	9.08 to 9.07
.	2015	2,485	33.93 to	22.54	62,274 .	0.00 to 0.00	0.24	6.44 to 6.44
.	.	.	.		. ..		.	.
American Growth-Income Trust Series I(*)	2019	3,279	50.25 to	33.66	126,148 .	0.00 to 0.00	1.58	25.70 to 25.70
.	2018	3,246	39.97 to	26.78	100,732 .	0.00 to 0.00	1.38	-2.18 to -2.18
.	2017	3,585	40.87 to	27.38	113,859 .	0.00 to 0.00	1.10	22.03 to 10.24
.	2016	3,612	33.49 to	22.44	94,504 .	0.00 to 0.00	1.67	11.10 to 11.10
.	2015	3,602	30.14 to	20.19	86,236 .	0.00 to 0.00	1.34	1.11 to 1.11
.	.	.	.		. ..		.	.
American International Trust Series I(*)	2019	2,401	44.04 to	25.02	64,921 .	0.00 to 0.00	0.99	22.40 to 22.40
.	2018	2,328	35.98 to	20.44	51,790 .	0.00 to 0.00	2.82	-13.46 to -13.46
.	2017	2,135	41.58 to	23.62	55,579 .	0.00 to 0.00	0.95	31.65 to 10.60
.	2016	2,058	31.58 to	17.94	41,108 .	0.00 to 0.00	1.03	3.12 to 3.12
.	2015	2,038	30.63 to	17.40	39,918 .	0.00 to 0.00	1.13	-4.82 to -4.82
.	.	.	.		. ..		.	.
Blue Chip Growth Trust Series I(*)	2019	429	101.43 to	101.43	43,490 .	0.00 to 0.00	0.00	29.80 to 29.80
.	2018	488	78.14 to	78.14	38,127 .	0.00 to 0.00	0.02	1.97 to 1.97
.	2017	556	76.63 to	76.63	42,578 .	0.00 to 0.00	0.07	36.28 to 36.28
.	2016	616	56.23 to	56.23	34,610 .	0.00 to 0.00	0.01	0.81 to 0.81
.	2015	714	55.78 to	55.78	39,843 .	0.00 to 0.00	0.00	11.06 to 11.06
.	.	.	.		. ..		.	.
Blue Chip Growth Trust Series NAV(*)	2019	486	247.50 to	247.50	120,365 .	0.00 to 0.00	0.01	29.83 to 29.83
.	2018	478	190.64 to	190.64	91,092 .	0.00 to 0.00	0.06	2.03 to 2.03
.	2017	464	186.84 to	186.84	86,650 .	0.00 to 0.00	0.12	36.34 to 13.00
.	2016	457	137.04 to	137.04	62,639 .	0.00 to 0.00	0.05	0.85 to 0.85
.	2015	414	135.88 to	135.88	56,255 .	0.00 to 0.00	0.00	11.13 to 11.13
.	.	.	.		. ..		.	.
Capital Appreciation Trust Series I(*)	2019	635	49.17 to	49.17	31,227 .	0.00 to 0.00	0.04	32.89 to 32.89
.	2018	721	37.00 to	37.00	26,690 .	0.00 to 0.00	0.27	-0.80 to -0.80
.	2017	791	37.30 to	37.30	29,496 .	0.00 to 0.00	0.06	36.53 to 36.53
.	2016	863	27.32 to	27.32	23,584 .	0.00 to 0.00	0.00	-1.08 to -1.08
.	2015	1,005	27.61 to	27.61	27,741 .	0.00 to 0.00	0.00	11.45 to 11.45
.	.	.	.		. ..		.	.
Capital Appreciation Trust Series NAV(*)	2019	1,008	48.34 to	48.34	48,715 .	0.00 to 0.00	0.04	32.88 to 32.88
.	2018	900	36.38 to	36.38	32,748 .	0.00 to 0.00	0.36	-0.72 to -0.72
.	2017	877	36.64 to	36.64	32,135 .	0.00 to 0.00	0.11	36.51 to 14.35
.	2016	812	26.84 to	26.84	21,802 .	0.00 to 0.00	0.01	-1.00 to -1.00
.	2015	803	27.11 to	27.11	21,769 .	0.00 to 0.00	0.02	11.47 to 11.47
.	.	.	.		. ..		.	.
Capital Appreciation Value Trust Series I(*)	2019	220	28.60 to	28.60	6,282 .	0.00 to 0.00	1.69	24.30 to 24.30
.	2018	108	23.01 to	23.01	2,491 .	0.00 to 0.00	2.14	0.39 to 0.39
.	2017	125	22.92 to	22.92	2,863 .	0.00 to 0.00	1.48	15.14 to 15.14
.	2016	132	19.90 to	19.90	2,620 .	0.00 to 0.00	1.61	8.12 to 8.12
.	2015	54	18.41 to	18.41	988 .	0.00 to 0.00	1.27	5.28 to 5.28
.	.	.	.		. ..		.	.

61 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value			Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)			(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Capital Appreciation Value Trust Series NAV(*)	2019	3,634	$ 28.74 to $ 28.74			$ 104,442 .	0.00 % to 0.00%	1.54%	24.44 % to 24.44%
.	2018	3,058	23.09 to	23.09		70,629 .	0.00 to 0.00	2.26	0.45 to 0.45
.	2017	3,101	22.99 to	22.99		71,301 .	0.00 to 0.00	1.57	15.13 to 4.72
.	2016	2,711	19.97 to	19.97		54,138 .	0.00 to 0.00	1.58	8.19 to 8.19
.	2015	1,782	18.46 to	18.46		32,897 .	0.00 to 0.00	1.30	5.27 to 5.27
.	.	.	.		.	..	.		.
Core Bond Trust Series I(*)	2019	649	23.23 to	23.23		15,080 .	0.00 to 0.00	2.39	8.32 to 8.32
.	2018	719	21.45 to	21.45		15,421 .	0.00 to 0.00	2.39	-0.59 to -0.59
.	2017	804	21.58 to	21.58		17,353 .	0.00 to 0.00	2.11	3.40 to 3.40
.	2016	857	20.87 to	20.87		17,879 .	0.00 to 0.00	1.93	2.74 to 2.74
.	2015	960	20.31 to	20.31		19,495 .	0.00 to 0.00	2.31	0.31 to 0.31
.	.	.	.		.	..	.		.
Core Bond Trust Series NAV(*)	2019	3,753	18.69 to	18.69		70,137 .	0.00 to 0.00	2.56	8.33 to 8.33
.	2018	3,545	17.25 to	17.25		61,160 .	0.00 to 0.00	2.54	-0.54 to -0.54
.	2017	3,874	17.35 to	17.35		67,203 .	0.00 to 0.00	2.24	3.47 to 0.84
.	2016	3,635	16.76 to	16.76		60,928 .	0.00 to 0.00	2.10	2.73 to 2.73
.	2015	3,255	16.32 to	16.32		53,124 .	0.00 to 0.00	2.28	0.36 to 0.36
.	.	.	.		.	..	.		.
Emerging Markets Value Trust Series I(*)	2019	286	17.13 to	17.13		4,903 .	0.00 to 0.00	3.01	10.94 to 10.94
.	2018	328	15.44 to	15.44		5,070 .	0.00 to 0.00	2.56	-13.59 to -13.59
.	2017	348	17.87 to	17.87		6,225 .	0.00 to 0.00	2.15	32.69 to 32.69
.	2016	202	13.47 to	13.47		2,721 .	0.00 to 0.00	2.16	18.00 to 18.00
.	2015	189	11.41 to	11.41		2,155 .	0.00 to 0.00	2.03	-19.07 to -19.07
.	.	.	.		.	..	.		.
Emerging Markets Value Trust Series NAV(*)	2019	4,758	13.78 to	13.78		65,567 .	0.00 to 0.00	3.30	10.90 to 10.90
.	2018	4,738	12.43 to	12.43		58,883 .	0.00 to 0.00	2.72	-13.48 to -13.48
.	2017	4,325	14.36 to	14.36		62,118 .	0.00 to 0.00	2.07	32.67 to 13.66
.	2016	2,747	10.83 to	10.83		29,733 .	0.00 to 0.00	2.26	18.09 to 18.09
.	2015	2,481	9.17 to	9.17		22,747 .	0.00 to 0.00	2.19	-19.05 to -19.05
.	.	.	.		.	..	.		.
Equity Income Trust Series I(*)	2019	645	67.73 to	67.73		43,686 .	0.00 to 0.00	2.15	26.34 to 26.34
.	2018	628	53.61 to	53.61		33,645 .	0.00 to 0.00	1.81	-9.58 to -9.58
.	2017	733	59.29 to	59.29		43,432 .	0.00 to 0.00	2.26	16.29 to 16.29
.	2016	794	50.99 to	50.99		40,460 .	0.00 to 0.00	2.21	19.13 to 19.13
.	2015	892	42.80 to	42.80		38,190 .	0.00 to 0.00	1.89	-6.75 to -6.75
.	.	.	.		.	..	.		.
Equity Income Trust Series NAV(*)	2019	1,627	67.86 to	67.86		110,432 .	0.00 to 0.00	2.35	26.47 to 26.47
.	2018	1,257	53.66 to	53.66		67,422 .	0.00 to 0.00	1.93	-9.52 to -9.52
.	2017	1,270	59.30 to	59.30		75,291 .	0.00 to 0.00	2.32	16.28 to 9.05
.	2016	1,360	51.00 to	51.00		69,339 .	0.00 to 0.00	2.35	19.18 to 19.18
.	2015	1,416	42.79 to	42.79		60,573 .	0.00 to 0.00	1.99	-6.66 to -6.66
.	.	.	.		.	..	.		.
Financial Industries Trust Series I(*)	2019	79	35.71 to	35.71		2,835 .	0.00 to 0.00	4.33	31.79 to 31.79
.	2018	88	27.10 to	27.10		2,373 .	0.00 to 0.00	1.07	-14.49 to -14.49
.	2017	108	31.69 to	31.69		3,411 .	0.00 to 0.00	1.12	15.29 to 15.29
.	2016	163	27.49 to	27.49		4,468 .	0.00 to 0.00	1.40	19.37 to 19.37
.	2015	115	23.03 to	23.03		2,647 .	0.00 to 0.00	0.99	-2.65 to -2.65
.	.	.	.		.	..	.		.
Financial Industries Trust Series NAV(*)	2019	269	43.07 to	43.07		11,579 .	0.00 to 0.00	4.44	31.71 to 31.71
.	2018	287	32.70 to	32.70		9,396 .	0.00 to 0.00	1.17	-14.38 to -14.38
.	2017	312	38.19 to	38.19		11,918 .	0.00 to 0.00	1.31	15.29 to 9.22
.	2016	300	33.13 to	33.13		9,927 .	0.00 to 0.00	1.56	19.47 to 19.47
.	2015	275	27.73 to	27.73		7,636 .	0.00 to 0.00	1.15	-2.58 to -2.58
.	.	.	.		.	..	.		.
Fundamental All Cap Core Trust Series I(*)	2019	20	62.18 to	62.18		1,229 .	0.00 to 0.00	0.43	36.45 to 36.45
.	2018	22	45.57 to	45.57		1,023 .	0.00 to 0.00	0.41	-13.16 to -13.16
.	2017	27	52.48 to	52.48		1,407 .	0.00 to 0.00	0.75	27.70 to 27.70
.	2016	26	41.10 to	41.10		1,085 .	0.00 to 0.00	0.59	8.34 to 8.34
.	2015	27	37.93 to	37.93		1,011 .	0.00 to 0.00	0.00	4.01 to 4.01
.	.	.	.		.	..	.		.
Fundamental All Cap Core Trust Series NAV(*)	2019	662	37.03 to	37.03		24,514 .	0.00 to 0.00	0.50	36.58 to 36.58
.	2018	694	27.11 to	27.11		18,813 .	0.00 to 0.00	0.49	-13.16 to -13.16
.	2017	618	31.22 to	31.22		19,288 .	0.00 to 0.00	0.81	27.77 to 14.16
.	2016	599	24.44 to	24.44		14,635 .	0.00 to 0.00	0.70	8.40 to 8.40
.	2015	583	22.55 to	22.55		13,149 .	0.00 to 0.00	0.00	4.09 to 4.09
.	.	.	.		.	..	.		.
Fundamental Large Cap Value Trust Series I(*)	2019	909	40.90 to	40.90		37,175 .	0.00 to 0.00	1.20	35.85 to 35.85
.	2018	919	30.10 to	30.10		27,663 .	0.00 to 0.00	1.08	-17.03 to -17.03
.	2017	1,021	36.28 to	36.28		37,050 .	0.00 to 0.00	1.60	17.43 to 17.43
.	2016	1,166	30.90 to	30.90		36,042 .	0.00 to 0.00	2.24	10.17 to 10.17
.	2015	1,291	28.05 to	28.05		36,204 .	0.00 to 0.00	0.99	-1.11 to -1.11
.	.	.	.		.	..	.		.
Fundamental Large Cap Value Trust Series NAV(*)	2019	2,070	28.87 to	28.87		59,773 .	0.00 to 0.00	1.24	35.97 to 35.97
.	2018	2,045	21.23 to	21.23		43,431 .	0.00 to 0.00	1.22	-17.03 to -17.03
.	2017	1,874	25.59 to	25.59		47,967 .	0.00 to 0.00	1.72	17.54 to 9.65
.	2016	1,861	21.77 to	21.77		40,527 .	0.00 to 0.00	2.31	10.21 to 10.21
.	2015	1,887	19.75 to	19.75		37,270 .	0.00 to 0.00	1.11	-1.06 to -1.06
.	.	.	.		.	..	.		.

62 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value			Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)			(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Global Bond Trust Series I(*)	2019	134	$ 34.65 to $ 34.65			$ 4,632 .	0.00 % to 0.00%	6.37%	6.38 % to 6.38%
.	2018	142	32.57 to	32.57		4,624 .	0.00 to 0.00	2.67	-1.90 to -1.90
.	2017	148	33.20 to	33.20		4,904 .	0.00 to 0.00	2.21	8.75 to 8.75
.	2016	169	30.53 to	30.53		5,168 .	0.00 to 0.00	0.00	3.05 to 3.05
.	2015	178	29.63 to	29.63		5,266 .	0.00 to 0.00	2.49	-3.50 to -3.50
.	.	.	.		.	..		.	.
Global Bond Trust Series NAV(*)	2019	1,029	34.84 to	34.84		35,845 .	0.00 to 0.00	6.51	6.37 to 6.37
.	2018	1,106	32.75 to	32.75		36,212 .	0.00 to 0.00	2.82	-1.74 to -1.74
.	2017	864	33.33 to	33.33		28,800 .	0.00 to 0.00	2.38	8.71 to 3.58
.	2016	874	30.66 to	30.66		26,791 .	0.00 to 0.00	0.00	3.15 to 3.15
.	2015	777	29.73 to	29.73		23,090 .	0.00 to 0.00	2.63	-3.51 to -3.51
.	.	.	.		.	..		.	.
Global Trust Series I(*)	2019	262	38.56 to	38.56		10,092 .	0.00 to 0.00	2.15	16.04 to 16.04
.	2018	284	33.23 to	33.23		9,424 .	0.00 to 0.00	1.77	-14.49 to -14.49
.	2017	313	38.86 to	38.86		12,176 .	0.00 to 0.00	1.91	18.88 to 18.88
.	2016	335	32.69 to	32.69		10,956 .	0.00 to 0.00	4.53	9.46 to 9.46
.	2015	364	29.86 to	29.86		10,859 .	0.00 to 0.00	1.87	-6.42 to -6.42
.	.	.	.		.	..		.	.
Global Trust Series NAV(*)	2019	1,483	20.90 to	20.90		30,987 .	0.00 to 0.00	2.26	16.06 to 16.06
.	2018	1,475	18.01 to	18.01		26,553 .	0.00 to 0.00	1.86	-14.42 to -14.42
.	2017	1,515	21.04 to	21.04		31,879 .	0.00 to 0.00	1.96	18.90 to 7.34
.	2016	1,558	17.70 to	17.70		27,563 .	0.00 to 0.00	4.64	9.46 to 9.46
.	2015	1,602	16.17 to	16.17		25,903 .	0.00 to 0.00	2.01	-6.33 to -6.33
.	.	.	.		.	..		.	.
Health Sciences Trust Series I(*)	2019	108	114.96 to	114.96		12,459 .	0.00 to 0.00	0.00	28.68 to 28.68
.	2018	131	89.34 to	89.34		11,663 .	0.00 to 0.00	0.00	0.69 to 0.69
.	2017	156	88.73 to	88.73		13,855 .	0.00 to 0.00	0.00	27.51 to 27.51
.	2016	139	69.59 to	69.59		9,670 .	0.00 to 0.00	0.06	-10.57 to -10.57
.	2015	163	77.81 to	77.81		12,695 .	0.00 to 0.00	0.00	12.69 to 12.69
.	.	.	.		.	..		.	.
Health Sciences Trust Series NAV(*)	2019	611	89.80 to	89.80		54,880 .	0.00 to 0.00	0.00	28.67 to 28.67
.	2018	636	69.79 to	69.79		44,387 .	0.00 to 0.00	0.00	0.76 to 0.76
.	2017	607	69.27 to	69.27		42,047 .	0.00 to 0.00	0.00	27.61 to 8.33
.	2016	636	54.28 to	54.28		34,511 .	0.00 to 0.00	0.11	-10.54 to -10.54
.	2015	635	60.67 to	60.67		38,510 .	0.00 to 0.00	0.00	12.76 to 12.76
.	.	.	.		.	..		.	.
High Yield Trust Series I(*)	2019	204	41.14 to	41.14		8,406 .	0.00 to 0.00	5.24	15.66 to 15.66
.	2018	312	35.57 to	35.57		11,108 .	0.00 to 0.00	5.98	-3.01 to -3.01
.	2017	366	36.68 to	36.68		13,429 .	0.00 to 0.00	5.49	7.50 to 7.50
.	2016	376	34.12 to	34.12		12,841 .	0.00 to 0.00	6.98	16.26 to 16.26
.	2015	402	29.35 to	29.35		11,811 .	0.00 to 0.00	7.29	-8.32 to -8.32
.	.	.	.		.	..		.	.
High Yield Trust Series NAV(*)	2019	1,400	27.28 to	27.28		38,188 .	0.00 to 0.00	5.71	15.99 to 15.99
.	2018	1,301	23.52 to	23.52		30,597 .	0.00 to 0.00	6.20	-3.02 to -3.02
.	2017	1,313	24.25 to	24.25		31,838 .	0.00 to 0.00	5.67	7.46 to 2.50
.	2016	1,277	22.57 to	22.57		28,818 .	0.00 to 0.00	7.22	16.56 to 16.56
.	2015	1,253	19.36 to	19.36		24,252 .	0.00 to 0.00	7.70	-8.38 to -8.38
.	.	.	.		.	..		.	.
International Equity Index Series I(*)	2019	993	15.11 to	15.11		15,011 .	0.00 to 0.00	2.54	21.37 to 21.37
.	2018	905	12.45 to	12.45		11,271 .	0.00 to 0.00	2.25	-14.10 to -14.10
.	2017	1,025	14.49 to	14.49		14,855 .	0.00 to 0.00	2.23	27.30 to 27.30
.	2016	983	11.39 to	11.39		11,186 .	0.00 to 0.00	2.65	4.45 to 4.45
.	2015	1,053	10.90 to	10.90		11,479 .	0.00 to 0.00	2.36	-5.91 to -5.91
.	.	.	.		.	..		.	.
International Equity Index Series NAV(*)	2019	1,786	59.39 to	59.39		106,080 .	0.00 to 0.00	2.66	21.44 to 21.44
.	2018	1,515	48.91 to	48.91		74,077 .	0.00 to 0.00	2.50	-14.10 to -14.10
.	2017	1,283	56.94 to	56.94		73,049 .	0.00 to 0.00	2.33	27.45 to 10.35
.	2016	1,121	44.68 to	44.68		50,084 .	0.00 to 0.00	2.77	4.43 to 4.43
.	2015	1,034	42.78 to	42.78		44,230 .	0.00 to 0.00	2.59	-5.80 to -5.80
.	.	.	.		.	..		.	.
International Small Company Trust Series I(*)	2019	302	20.08 to	20.08		6,060 .	0.00 to 0.00	2.19	22.60 to 22.60
.	2018	328	16.38 to	16.38		5,370 .	0.00 to 0.00	1.09	-20.10 to -20.10
.	2017	457	20.50 to	20.50		9,371 .	0.00 to 0.00	1.48	29.45 to 29.45
.	2016	373	15.83 to	15.83		5,904 .	0.00 to 0.00	2.13	4.90 to 4.90
.	2015	391	15.09 to	15.09		5,896 .	0.00 to 0.00	1.69	6.54 to 6.54
.	.	.	.		.	..		.	.
International Small Company Trust Series NAV(*)	2019	1,597	20.19 to	20.19		32,237 .	0.00 to 0.00	2.37	22.71 to 22.71
.	2018	1,548	16.45 to	16.45		25,468 .	0.00 to 0.00	1.26	-20.07 to -20.07
.	2017	1,417	20.59 to	20.59		29,174 .	0.00 to 0.00	1.52	29.59 to 11.75
.	2016	1,306	15.89 to	15.89		20,743 .	0.00 to 0.00	2.04	4.95 to 4.95
.	2015	1,282	15.14 to	15.14		19,406 .	0.00 to 0.00	1.97	6.68 to 6.68
.	.	.	.		.	..		.	.
International Value Trust Series I(*)	2019	687	27.71 to	27.71		19,028 .	0.00 to 0.00	2.74	12.33 to 12.33
.	2018	787	24.66 to	24.66		19,400 .	0.00 to 0.00	2.42	-15.03 to -15.03
.	2017	866	29.03 to	29.03		25,121 .	0.00 to 0.00	1.77	17.14 to 17.14
.	2016	1,005	24.78 to	24.78		24,904 .	0.00 to 0.00	3.47	12.24 to 12.24
.	2015	535	22.08 to	22.08		11,804 .	0.00 to 0.00	1.79	-7.81 to -7.81
.	.	.	.		.	..		.	.

63 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
International Value Trust Series NAV(*)	2019	2,236	$ 17.92 to $ 17.92		$ 40,069 .	0.00 % to 0.00%	2.89%	12.40 % to 12.40%
.	2018	2,383	15.94 to	15.94	37,995 .	0.00 to 0.00	2.61	-14.96 to -14.96
.	2017	2,312	18.75 to	18.75	43,337 .	0.00 to 0.00	1.94	17.25 to 5.47
.	2016	2,242	15.99 to	15.99	35,853 .	0.00 to 0.00	3.12	12.20 to 12.20
.	2015	1,336	14.25 to	14.25	19,037 .	0.00 to 0.00	1.96	-7.72 to -7.72
.	.	.	.		. ..		.	.
Investment Quality Bond Trust Series I(*)	2019	253	39.75 to	39.75	10,048 .	0.00 to 0.00	2.59	9.37 to 9.37
.	2018	258	36.35 to	36.35	9,363 .	0.00 to 0.00	2.70	-0.82 to -0.82
.	2017	280	36.65 to	36.65	10,249 .	0.00 to 0.00	2.62	4.61 to 4.61
.	2016	297	35.03 to	35.03	10,410 .	0.00 to 0.00	2.27	4.29 to 4.29
.	2015	321	33.59 to	33.59	10,794 .	0.00 to 0.00	1.82	-0.82 to -0.82
.	.	.	.		. ..		.	.
Investment Quality Bond Trust Series NAV(*)	2019	1,235	18.81 to	18.81	23,233 .	0.00 to 0.00	2.77	9.35 to 9.35
.	2018	1,033	17.20 to	17.20	17,772 .	0.00 to 0.00	2.84	-0.67 to -0.67
.	2017	967	17.32 to	17.32	16,752 .	0.00 to 0.00	2.90	4.67 to 1.34
.	2016	763	16.55 to	16.55	12,629 .	0.00 to 0.00	2.51	4.26 to 4.26
.	2015	674	15.87 to	15.87	10,698 .	0.00 to 0.00	1.99	-0.68 to -0.68
.	.	.	.		. ..		.	.
Lifestyle Aggressive Portfolio Series NAV(*)	2019	811	16.45 to	16.45	13,349 .	0.00 to 0.00	1.57	27.16 to 27.16
.	2018	814	12.94 to	12.94	10,528 .	0.00 to 0.00	2.30	-8.87 to -8.87
.	2017	455	14.20 to	14.20	6,467 .	0.00 to 0.00	2.07	21.85 to 21.85
.	2016	196	11.65 to	11.65	2,279 .	0.00 to 0.00	2.87	9.59 to 9.59
.	2015	80	10.63 to	10.63	853 .	0.00 to 0.00	2.03	-1.51 to -1.51
.	.	.	.		. ..		.	.
Lifestyle Balanced Portfolio Series NAV(*)	2019	6,441	14.43 to	14.43	92,933 .	0.00 to 0.00	2.15	17.89 to 17.89
.	2018	5,873	12.24 to	12.24	71,880 .	0.00 to 0.00	2.61	-3.29 to -4.39
.	2017	5,051	12.80 to	12.80	64,648 .	0.00 to 0.00	2.54	12.38 to 4.70
.	2016	4,011	11.39 to	11.39	45,689 .	0.00 to 0.00	2.94	6.17 to 6.17
.	2015	2,450	10.73 to	10.73	26,281 .	0.00 to 0.00	3.78	0.10 to 0.10
.	.	.	.		. ..		.	.
Lifestyle Conservative Portfolio Series NAV(*)	2019	306	13.08 to	13.08	3,999 .	0.00 to 0.00	2.13	12.52 to 12.52
.	2018	364	11.62 to	11.62	4,235 .	0.00 to 0.00	2.83	-0.28 to -1.92
.	2017	304	11.85 to	11.85	3,601 .	0.00 to 0.00	2.85	7.01 to 2.40
.	2016	258	11.07 to	11.07	2,857 .	0.00 to 0.00	5.16	4.36 to 4.36
.	2015	58	10.61 to	10.61	618 .	0.00 to 0.00	3.23	0.22 to 0.22
.	.	.	.		. ..		.	.
Lifestyle Growth Portfolio Series I(*)	2019	89	13.51 to	13.51	1,202 .	0.00 to 0.00	1.79	21.45 to 21.45
.	2018	100	11.12 to	11.12	1,107 .	0.00 to 0.00	1.83	-6.11 to -6.11
.	2017	133	11.85 to	11.85	1,580 .	0.00 to 0.00	4.18	16.14 to 16.14
.	2016	49	10.20 to	10.20	501 .	0.00 to 0.00	9.77	1.99 to 1.99
.	.	.	.		. ..		.	.
Lifestyle Growth Portfolio Series NAV(*)	2019	24,103	15.37 to	15.37	370,380 .	0.00 to 0.00	1.94	21.52 to 21.52
.	2018	24,249	12.64 to	12.64	306,636 .	0.00 to 0.00	2.29	-6.07 to -6.07
.	2017	23,203	13.46 to	13.46	312,362 .	0.00 to 0.00	3.90	16.20 to 6.72
.	2016	8,684	11.59 to	11.59	100,607 .	0.00 to 0.00	3.93	7.22 to 1.99
.	2015	2,723	10.81 to	10.81	29,423 .	0.00 to 0.00	3.36	0.00 to 0.00
.	.	.	.		. ..		.	.
Lifestyle Moderate Portfolio Series NAV(*)	2019	1,985	13.96 to	13.96	27,703 .	0.00 to 0.00	2.27	15.95 to 15.95
.	2018	1,776	12.04 to	12.04	21,382 .	0.00 to 0.00	2.73	-2.24 to -3.53
.	2017	1,505	12.48 to	12.48	18,784 .	0.00 to 0.00	2.71	10.56 to 3.93
.	2016	1,181	11.29 to	11.29	13,334 .	0.00 to 0.00	3.26	5.54 to 5.54
.	2015	673	10.69 to	10.69	7,196 .	0.00 to 0.00	3.93	0.14 to 0.14
.	.	.	.		. ..		.	.
M Capital Appreciation	2019	134	126.67 to	126.67	16,921 .	0.00 to 0.00	0.33	28.85 to 28.85
.	2018	136	98.31 to	98.31	13,343 .	0.00 to 0.00	0.29	-14.15 to -14.15
.	2017	141	114.51 to	114.51	16,198 .	0.00 to 0.00	0.00	19.02 to 19.02
.	2016	151	96.21 to	96.21	14,508 .	0.00 to 0.00	0.00	21.06 to 21.06
.	2015	151	79.47 to	79.47	11,986 .	0.00 to 0.00	0.00	-6.58 to -6.58
.	.	.	.		. ..		.	.
M International Equity	2019	281	37.62 to	37.62	10,564 .	0.00 to 0.00	2.95	20.32 to 20.32
.	2018	253	31.26 to	31.26	7,897 .	0.00 to 0.00	1.24	-20.57 to -20.57
.	2017	371	39.36 to	39.36	14,614 .	0.00 to 0.00	1.70	24.05 to 5.64
.	2016	368	31.73 to	31.73	11,682 .	0.00 to 0.00	1.14	-0.05 to -0.05
.	2015	409	31.74 to	31.74	12,973 .	0.00 to 0.00	1.90	-3.94 to -3.94
.	.	.	.		. ..		.	.
M Large Cap Growth	2019	223	94.95 to	94.95	21,214 .	0.00 to 0.00	0.00	36.09 to 36.09
.	2018	226	69.77 to	69.77	15,767 .	0.00 to 0.00	0.00	-4.95 to -4.95
.	2017	218	73.41 to	73.41	15,980 .	0.00 to 0.00	0.00	38.97 to 38.97
.	2016	237	52.82 to	52.82	12,511 .	0.00 to 0.00	0.00	-2.32 to -2.32
.	2015	243	54.08 to	54.08	13,154 .	0.00 to 0.00	0.03	7.70 to 7.70
.	.	.	.		. ..		.	.
M Large Cap Value	2019	479	31.92 to	31.92	15,300 .	0.00 to 0.00	1.80	21.51 to 21.51
.	2018	470	26.27 to	26.27	12,335 .	0.00 to 0.00	1.49	-12.07 to -12.07
.	2017	456	29.87 to	29.87	13,609 .	0.00 to 0.00	1.52	14.99 to 14.99
.	2016	451	25.98 to	25.98	11,704 .	0.00 to 0.00	2.03	9.64 to 9.64
.	2015	423	23.69 to	23.69	10,016 .	0.00 to 0.00	1.37	-0.66 to -0.66
.	.	.	.		. ..		.	.
Managed Volatility Aggressive Portfolio Series I(*)	2019	353	40.61 to	40.61	14,332 .	0.00 to 0.00	1.34	20.78 to 20.78

64 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value			Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)			(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Managed Volatility Aggressive Portfolio Series I(*)	2018	374	$ 33.62 to $ 33.62			$ 12,566 .	0.00 % to 0.00%	2.01%	-8.46 % to -8.46%
.	2017	390	36.73 to	36.73		14,339 .	0.00 to 0.00	1.70	22.82 to 22.82
.	2016	451	29.91 to	29.91		13,493 .	0.00 to 0.00	1.67	1.95 to 1.95
.	2015	487	29.33 to	29.33		14,299 .	0.00 to 0.00	1.95	-5.85 to -5.85
.	.	.	.		.	..		.	.
Managed Volatility Aggressive Portfolio Series NAV(*)	2019	8,440	24.40 to	24.40		205,955 .	0.00 to 0.00	1.42	20.82 to 20.82
.	2018	8,655	20.19 to	20.19		174,787 .	0.00 to 0.00	2.09	-8.32 to -8.32
.	2017	8,724	22.03 to	22.03		192,188 .	0.00 to 0.00	1.83	22.88 to 9.63
.	2016	9,109	17.93 to	17.93		163,300 .	0.00 to 0.00	1.71	1.89 to 1.89
.	2015	9,422	17.59 to	17.59		165,762 .	0.00 to 0.00	2.05	-5.79 to -5.79
.	.	.	.		.	..		.	.
Managed Volatility Balanced Portfolio Series I(*)	2019	1,257	46.35 to	46.35		58,260 .	0.00 to 0.00	2.01	17.92 to 17.92
.	2018	1,333	39.31 to	39.31		52,411 .	0.00 to 0.00	2.21	-4.88 to -4.88
.	2017	1,500	41.33 to	41.33		62,006 .	0.00 to 0.00	2.26	14.13 to 14.13
.	2016	1,543	36.21 to	36.21		55,881 .	0.00 to 0.00	2.05	4.79 to 4.79
.	2015	1,693	34.55 to	34.55		58,486 .	0.00 to 0.00	2.35	-2.25 to -2.25
.	.	.	.		.	..		.	.
Managed Volatility Balanced Portfolio Series NAV(*)	2019	20,699	23.11 to	23.11		478,462 .	0.00 to 0.00	2.07	18.02 to 18.02
.	2018	21,264	19.58 to	19.58		416,483 .	0.00 to 0.00	2.38	-4.82 to -4.82
.	2017	21,747	20.58 to	20.58		447,517 .	0.00 to 0.00	2.28	14.15 to 5.83
.	2016	22,207	18.02 to	18.02		400,325 .	0.00 to 0.00	2.20	4.91 to 4.91
.	2015	22,063	17.18 to	17.18		379,093 .	0.00 to 0.00	2.52	-2.20 to -2.20
.	.	.	.		.	..		.	.
Managed Volatility Conservative Portfolio Series I(*)	2019	64	43.88 to	43.88		2,799 .	0.00 to 0.00	2.28	13.38 to 13.38
.	2018	74	38.70 to	38.70		2,870 .	0.00 to 0.00	2.47	-2.18 to -2.18
.	2017	84	39.56 to	39.56		3,314 .	0.00 to 0.00	2.44	7.82 to 7.82
.	2016	90	36.69 to	36.69		3,292 .	0.00 to 0.00	2.24	4.58 to 4.58
.	2015	109	35.09 to	35.09		3,825 .	0.00 to 0.00	2.55	0.05 to 0.05
.	.	.	.		.	..		.	.
Managed Volatility Conservative Portfolio Series NAV(*)	2019	1,744	20.58 to	20.58		35,895 .	0.00 to 0.00	2.48	13.51 to 13.51
.	2018	1,822	18.13 to	18.13		33,036 .	0.00 to 0.00	2.64	-2.21 to -2.21
.	2017	1,904	18.54 to	18.54		35,299 .	0.00 to 0.00	2.57	7.94 to 2.95
.	2016	1,978	17.17 to	17.17		33,973 .	0.00 to 0.00	2.41	4.53 to 4.53
.	2015	1,979	16.43 to	16.43		32,516 .	0.00 to 0.00	2.57	0.18 to 0.18
.	.	.	.		.	..		.	.
Managed Volatility Growth Portfolio Series I(*)	2019	1,605	43.93 to	43.93		70,513 .	0.00 to 0.00	1.71	19.56 to 19.56
.	2018	1,771	36.75 to	36.75		65,071 .	0.00 to 0.00	2.11	-6.54 to -6.54
.	2017	1,865	39.32 to	39.32		73,320 .	0.00 to 0.00	1.96	18.58 to 18.58
.	2016	2,108	33.16 to	33.16		69,872 .	0.00 to 0.00	1.82	3.34 to 3.34
.	2015	2,344	32.08 to	32.08		75,182 .	0.00 to 0.00	2.08	-4.53 to -4.53
.	.	.	.		.	..		.	.
Managed Volatility Growth Portfolio Series NAV(*)	2019	28,696	23.61 to	23.61		677,425 .	0.00 to 0.00	1.82	19.68 to 19.68
.	2018	29,490	19.72 to	19.72		581,696 .	0.00 to 0.00	2.19	-6.56 to -6.56
.	2017	30,337	21.11 to	21.11		640,384 .	0.00 to 0.00	2.10	18.71 to 7.84
.	2016	30,781	17.78 to	17.78		547,356 .	0.00 to 0.00	1.95	3.38 to 3.38
.	2015	31,216	17.20 to	17.20		536,932 .	0.00 to 0.00	2.30	-4.55 to -4.55
.	.	.	.		.	..		.	.
Managed Volatility Moderate Portfolio Series I(*)	2019	300	46.97 to	46.97		14,073 .	0.00 to 0.00	2.14	16.72 to 16.72
.	2018	314	40.24 to	40.24		12,647 .	0.00 to 0.00	2.40	-3.98 to -3.98
.	2017	342	41.91 to	41.91		14,344 .	0.00 to 0.00	2.30	11.88 to 11.88
.	2016	364	37.46 to	37.46		13,629 .	0.00 to 0.00	2.13	5.30 to 5.30
.	2015	380	35.58 to	35.58		13,519 .	0.00 to 0.00	2.40	-0.91 to -0.91
.	.	.	.		.	..		.	.
Managed Volatility Moderate Portfolio Series NAV(*)	2019	4,625	22.67 to	22.67		104,848 .	0.00 to 0.00	2.20	16.85 to 16.85
.	2018	4,706	19.40 to	19.40		91,292 .	0.00 to 0.00	2.39	-3.93 to -3.93
.	2017	5,140	20.19 to	20.19		103,792 .	0.00 to 0.00	2.62	12.02 to 4.82
.	2016	4,728	18.03 to	18.03		85,239 .	0.00 to 0.00	2.23	5.25 to 5.25
.	2015	4,737	17.13 to	17.13		81,140 .	0.00 to 0.00	2.61	-0.86 to -0.86
.	.	.	.		.	..		.	.
Mid Cap Index Trust Series I(*)	2019	414	63.41 to	63.41		26,239 .	0.00 to 0.00	1.12	25.59 to 25.59
.	2018	471	50.49 to	50.49		23,800 .	0.00 to 0.00	1.09	-11.46 to -11.46
.	2017	517	57.02 to	57.02		29,470 .	0.00 to 0.00	0.59	15.81 to 15.81
.	2016	322	49.24 to	49.24		15,865 .	0.00 to 0.00	1.16	20.11 to 20.11
.	2015	315	40.99 to	40.99		12,931 .	0.00 to 0.00	1.00	-2.60 to -2.60
.	.	.	.		.	..		.	.
Mid Cap Index Trust Series NAV(*)	2019	1,869	41.68 to	41.68		77,917 .	0.00 to 0.00	1.23	25.72 to 25.72
.	2018	1,815	33.16 to	33.16		60,187 .	0.00 to 0.00	1.18	-11.45 to -11.45
.	2017	1,805	37.45 to	37.45		67,589 .	0.00 to 0.00	0.60	15.86 to 8.44
.	2016	1,331	32.32 to	32.32		43,027 .	0.00 to 0.00	1.33	20.17 to 20.17
.	2015	1,180	26.89 to	26.89		31,748 .	0.00 to 0.00	1.10	-2.54 to -2.54
.	.	.	.		.	..		.	.
Mid Cap Stock Trust Series I(*)	2019	404	59.73 to	59.73		24,126 .	0.00 to 0.00	0.00	34.53 to 34.53
.	2018	441	44.40 to	44.40		19,577 .	0.00 to 0.00	0.00	-1.56 to -1.56
.	2017	476	45.10 to	45.10		21,464 .	0.00 to 0.00	0.00	28.54 to 28.54
.	2016	522	35.09 to	35.09		18,317 .	0.00 to 0.00	0.00	0.59 to 0.59
.	2015	578	34.88 to	34.88		20,174 .	0.00 to 0.00	0.00	3.00 to 3.00
.	.	.	.		.	..		.	.
Mid Cap Stock Trust Series NAV(*)	2019	377	130.31 to	130.31		49,090 .	0.00 to 0.00	0.00	34.64 to 34.64

65 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Mid Cap Stock Trust Series NAV(*)	2018	356	$ 96.79 to $ 96.79		$ 34,453 .	0.00 % to 0.00%	0.00	-1.54 % to -1.54%
.	2017	314	98.30 to	98.30	30,903 .	0.00 to 0.00	0.00	28.66 to 8.17
.	2016	321	76.41 to	76.41	24,502 .	0.00 to 0.00	0.00	0.58 to 0.58
.	2015	347	75.96 to	75.96	26,363 .	0.00 to 0.00	0.00	3.04 to 3.04
.	.	.	.		. ..		.	.
Mid Value Trust Series I(*)	2019	323	36.95 to	36.95	11,927 .	0.00 to 0.00	1.11	19.54 to 19.54
.	2018	353	30.91 to	30.91	10,921 .	0.00 to 0.00	0.77	-10.84 to -10.84
.	2017	389	34.67 to	34.67	13,495 .	0.00 to 0.00	0.97	11.43 to 11.43
.	2016	453	31.12 to	31.12	14,082 .	0.00 to 0.00	1.14	24.02 to 24.02
.	2015	482	25.09 to	25.09	12,092 .	0.00 to 0.00	1.11	-3.43 to -3.43
.	.	.	.		. ..		.	.
Mid Value Trust Series NAV(*)	2019	579	56.90 to	56.90	32,936 .	0.00 to 0.00	1.20	19.49 to 19.49
.	2018	566	47.62 to	47.62	26,967 .	0.00 to 0.00	0.85	-10.68 to -10.68
.	2017	542	53.32 to	53.32	28,889 .	0.00 to 0.00	1.06	11.46 to 8.00
.	2016	560	47.84 to	47.84	26,795 .	0.00 to 0.00	1.29	24.09 to 24.09
.	2015	479	38.55 to	38.55	18,472 .	0.00 to 0.00	1.18	-3.41 to -3.41
.	.	.	.		. ..		.	.
Money Market Trust Series I(*)	2019	1,034	25.70 to	25.70	26,542 .	0.00 to 0.00	1.92	1.94 to 1.94
.	2018	1,184	25.21 to	25.21	29,833 .	0.00 to 0.00	1.54	1.54 to 1.54
.	2017	1,046	24.83 to	24.83	25,942 .	0.00 to 0.00	0.58	0.59 to 0.59
.	2016	1,421	24.69 to	24.69	35,040 .	0.00 to 0.00	0.07	0.08 to 0.08
.	2015	1,474	24.66 to	24.66	36,327 .	0.00 to 0.00	0.00	0.00 to 0.00
.	.	.	.		. ..		.	.
Money-Market Trust Series NAV(*)	2019	9,668	10.43 to	10.43	100,918 .	0.00 to 0.00	1.97	1.97 to 1.97
.	2018	10,003	10.23 to	10.23	102,375 .	0.00 to 0.00	1.59	1.60 to 1.60
.	2017	9,104	10.07 to	10.07	91,727 .	0.00 to 0.00	0.63	0.61 to 0.42
.	2016	11,007	10.00 to	10.00	110,182 .	0.00 to 0.00	0.16	0.05 to 0.05
.	.	.	.		. ..		.	.
PIMCO All Asset	2019	1,748	27.19 to	19.26	34,209 .	0.00 to 0.00	2.60	11.44 to 11.44
.	2018	1,851	24.40 to	17.29	32,594 .	0.00 to 0.00	2.93	-5.59 to -5.59
.	2017	1,614	25.85 to	18.31	30,167 .	0.00 to 0.00	4.49	13.19 to 6.12
.	2016	1,370	22.84 to	16.18	22,914 .	0.00 to 0.00	2.31	12.59 to 12.59
.	2015	1,439	20.28 to	14.37	21,371 .	0.00 to 0.00	3.01	-9.31 to -9.32
.	.	.	.		. ..		.	.
Real Estate Securities Trust Series I(*)	2019	104	241.98 to	241.98	25,156 .	0.00 to 0.00	2.07	29.40 to 29.40
.	2018	119	187.00 to	187.00	22,169 .	0.00 to 0.00	1.65	-3.46 to -3.46
.	2017	138	193.71 to	193.71	26,664 .	0.00 to 0.00	0.52	6.24 to 6.24
.	2016	152	182.34 to	182.34	27,761 .	0.00 to 0.00	3.34	6.92 to 6.92
.	2015	173	170.54 to	170.54	29,578 .	0.00 to 0.00	1.85	2.68 to 2.68
.	.	.	.		. ..		.	.
Real Estate Securities Trust Series NAV(*)	2019	293	202.92 to	202.92	59,531 .	0.00 to 0.00	2.17	29.47 to 29.47
.	2018	282	156.74 to	156.74	44,153 .	0.00 to 0.00	1.64	-3.43 to -3.43
.	2017	327	162.30 to	162.30	53,030 .	0.00 to 0.00	0.57	6.26 to 1.60
.	2016	347	152.74 to	152.74	53,069 .	0.00 to 0.00	3.56	6.96 to 6.96
.	2015	332	142.80 to	142.80	47,368 .	0.00 to 0.00	2.05	2.80 to 2.80
.	.	.	.		. ..		.	.
Science & Technology Trust Series I(*)	2019	362	75.91 to	75.91	27,445 .	0.00 to 0.00	0.12	38.06 to 38.06
.	2018	390	54.98 to	54.98	21,429 .	0.00 to 0.00	0.00	-0.61 to -0.61
.	2017	469	55.32 to	55.32	25,957 .	0.00 to 0.00	0.05	41.13 to 41.13
.	2016	431	39.20 to	39.20	16,892 .	0.00 to 0.00	0.00	8.39 to 8.39
.	2015	547	36.16 to	36.16	19,781 .	0.00 to 0.00	0.00	6.69 to 6.69
.	.	.	.		. ..		.	.
Science & Technology Trust Series NAV(*)	2019	752	60.29 to	60.29	45,338 .	0.00 to 0.00	0.17	38.09 to 38.09
.	2018	728	43.66 to	43.66	31,798 .	0.00 to 0.00	0.00	-0.57 to -0.57
.	2017	646	43.91 to	43.91	28,380 .	0.00 to 0.00	0.09	41.21 to 14.63
.	2016	631	31.10 to	31.10	19,631 .	0.00 to 0.00	0.00	8.41 to 8.41
.	2015	631	28.68 to	28.68	18,095 .	0.00 to 0.00	0.00	6.78 to 6.78
.	.	.	.		. ..		.	.
Select Bond Trust Series I(*)	2019	222	12.96 to	12.96	2,872 .	0.00 to 0.00	2.60	8.94 to 8.94
.	2018	258	11.90 to	11.90	3,069 .	0.00 to 0.00	2.64	-0.43 to -0.43
.	2017	301	11.95 to	11.95	3,592 .	0.00 to 0.00	2.82	3.67 to 3.67
.	2016	331	11.52 to	11.52	3,815 .	0.00 to 0.00	3.73	3.06 to 3.06
.	2015	73	11.18 to	11.18	818 .	0.00 to 0.00	3.03	0.24 to 0.24
.	.	.	.		. ..		.	.
Select Bond Trust Series NAV(*)	2019	1,998	13.01 to	13.01	25,990 .	0.00 to 0.00	2.70	9.01 to 9.01
.	2018	2,018	11.94 to	11.94	24,089 .	0.00 to 0.00	2.92	-0.38 to -0.38
.	2017	1,946	11.98 to	11.98	23,319 .	0.00 to 0.00	2.87	3.65 to 0.85
.	2016	1,730	11.56 to	11.56	19,996 .	0.00 to 0.00	3.66	3.19 to 3.19
.	2015	594	11.20 to	11.20	6,657 .	0.00 to 0.00	2.99	0.30 to 0.30
.	.	.	.		. ..		.	.
Short Term Government Income Trust Series I(*)	2019	468	11.27 to	11.27	5,271 .	0.00 to 0.00	1.70	3.39 to 3.39
.	2018	487	10.90 to	10.90	5,315 .	0.00 to 0.00	1.98	0.84 to 0.84
.	2017	577	10.81 to	10.81	6,242 .	0.00 to 0.00	1.41	0.57 to 0.57
.	2016	541	10.75 to	10.75	5,814 .	0.00 to 0.00	1.69	0.57 to 0.57
.	2015	576	10.69 to	10.69	6,161 .	0.00 to 0.00	1.78	0.65 to 0.65
.	.	.	.		. ..		.	.
Short Term Government Income Trust Series NAV(*)	2019	2,553	11.33 to	11.33	28,925 .	0.00 to 0.00	1.92	3.44 to 3.44
.	2018	1,986	10.95 to	10.95	21,751 .	0.00 to 0.00	2.19	0.89 to 0.89

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Short Term Government Income Trust Series NAV(*)	2017	1,796	$ 10.86 to $ 10.86		$ 19,499 .	0.00 % to 0.00%	1.48%	0.62 % to -0.20%
.	2016	1,541	10.79 to 10.79		16,626 .	0.00 to 0.00	1.83	0.63 to 0.63
.	2015	1,256	10.72 to 10.72		13,465 .	0.00 to 0.00	1.87	0.69 to 0.69
.	.	.	.	.	..	.		.
Small Cap Index Trust Series I(*)	2019	218	47.57 to 47.57		10,376 .	0.00 to 0.00	0.97	25.05 to 25.05
.	2018	240	38.04 to 38.04		9,148 .	0.00 to 0.00	0.96	-11.42 to -11.42
.	2017	257	42.95 to 42.95		11,035 .	0.00 to 0.00	0.45	14.39 to 14.39
.	2016	256	37.55 to 37.55		9,614 .	0.00 to 0.00	1.15	20.98 to 20.98
.	2015	267	31.04 to 31.04		8,282 .	0.00 to 0.00	1.00	-4.58 to -4.58
.	.	.	.	.	..	.		.
Small Cap Index Trust Series NAV(*)	2019	1,170	38.05 to 38.05		44,522 .	0.00 to 0.00	1.05	25.07 to 25.07
.	2018	1,093	30.42 to 30.42		33,259 .	0.00 to 0.00	1.01	-11.31 to -11.31
.	2017	1,034	34.30 to 34.30		35,452 .	0.00 to 0.00	0.51	14.43 to 8.89
.	2016	956	29.98 to 29.98		28,653 .	0.00 to 0.00	1.27	21.02 to 21.02
.	2015	849	24.77 to 24.77		21,017 .	0.00 to 0.00	1.13	-4.59 to -4.59
.	.	.	.	.	..	.		.
Small Cap Opportunities Trust Series I(*)	2019	544	53.71 to 53.71		29,196 .	0.00 to 0.00	0.39	25.54 to 25.54
.	2018	600	42.79 to 42.79		25,669 .	0.00 to 0.00	0.42	-13.84 to -13.84
.	2017	677	49.66 to 49.66		33,643 .	0.00 to 0.00	0.41	11.07 to 11.07
.	2016	762	44.71 to 44.71		34,074 .	0.00 to 0.00	0.46	19.47 to 19.47
.	2015	818	37.42 to 37.42		30,614 .	0.00 to 0.00	0.07	-5.17 to -5.17
.	.	.	.	.	..	.		.
Small Cap Opportunities Trust Series NAV(*)	2019	754	26.52 to 26.52		19,987 .	0.00 to 0.00	0.46	25.60 to 25.60
.	2018	747	21.11 to 21.11		15,784 .	0.00 to 0.00	0.45	-13.81 to -13.81
.	2017	806	24.50 to 24.50		19,736 .	0.00 to 0.00	0.46	11.18 to 8.65
.	2016	797	22.03 to 22.03		17,570 .	0.00 to 0.00	0.53	19.51 to 19.51
.	2015	769	18.44 to 18.44		14,181 .	0.00 to 0.00	0.12	-5.12 to -5.12
.	.	.	.	.	..	.		.
Small Cap Stock Trust Series I(*)	2019	55	42.64 to 42.64		2,345 .	0.00 to 0.00	0.00	38.02 to 38.02
.	2018	64	30.90 to 30.90		1,990 .	0.00 to 0.00	0.00	-5.19 to -5.19
.	2017	74	32.59 to 32.59		2,426 .	0.00 to 0.00	0.00	26.46 to 26.46
.	2016	85	25.77 to 25.77		2,196 .	0.00 to 0.00	0.00	2.29 to 2.29
.	2015	103	25.19 to 25.19		2,583 .	0.00 to 0.00	0.00	-8.85 to -8.85
.	.	.	.	.	..	.		.
Small Cap Stock Trust Series NAV(*)	2019	585	50.71 to 50.71		29,683 .	0.00 to 0.00	0.00	38.10 to 38.10
.	2018	565	36.72 to 36.72		20,749 .	0.00 to 0.00	0.00	-5.22 to -5.22
.	2017	600	38.74 to 38.74		23,254 .	0.00 to 0.00	0.00	26.70 to 10.81
.	2016	565	30.58 to 30.58		17,276 .	0.00 to 0.00	0.00	2.27 to 2.27
.	2015	558	29.90 to 29.90		16,691 .	0.00 to 0.00	0.00	-8.78 to -8.78
.	.	.	.	.	..	.		.
Small Cap Value Trust Series I(*)	2019	88	34.18 to 34.18		3,003 .	0.00 to 0.00	0.58	26.52 to 26.52
.	2018	104	27.01 to 27.01		2,814 .	0.00 to 0.00	0.67	-12.50 to -12.50
.	2017	123	30.87 to 30.87		3,783 .	0.00 to 0.00	0.84	3.73 to 3.73
.	2016	177	29.76 to 29.76		5,266 .	0.00 to 0.00	0.68	22.67 to 22.67
.	2015	145	24.26 to 24.26		3,510 .	0.00 to 0.00	0.42	-1.36 to -1.36
.	.	.	.	.	..	.		.
Small Cap Value Trust Series NAV(*)	2019	401	96.38 to 96.38		38,641 .	0.00 to 0.00	0.65	26.62 to 26.62
.	2018	402	76.12 to 76.12		30,610 .	0.00 to 0.00	0.74	-12.45 to -12.45
.	2017	414	86.94 to 86.94		36,029 .	0.00 to 0.00	1.03	6.06 to 3.79
.	2016	406	83.77 to 83.77		34,010 .	0.00 to 0.00	0.79	22.68 to 22.68
.	2015	380	68.28 to 68.28		25,930 .	0.00 to 0.00	0.54	-1.31 to -1.31
.	.	.	.	.	..	.		.
Small Company Value Trust Series I(*)	2019	250	52.17 to 52.17		13,032 .	0.00 to 0.00	0.86	25.53 to 25.53
.	2018	277	41.56 to 41.56		11,494 .	0.00 to 0.00	0.37	-12.94 to -12.94
.	2017	302	47.74 to 47.74		14,425 .	0.00 to 0.00	0.22	11.49 to 11.49
.	2016	381	42.82 to 42.82		16,325 .	0.00 to 0.00	0.82	32.31 to 32.31
.	2015	364	32.36 to 32.36		11,775 .	0.00 to 0.00	1.30	-5.60 to -5.60
.	.	.	.	.	..	.		.
Small Company Value Trust Series NAV(*)	2019	909	34.82 to 34.82		31,655 .	0.00 to 0.00	0.92	25.65 to 25.65
.	2018	915	27.71 to 27.71		25,361 .	0.00 to 0.00	0.41	-12.93 to -12.93
.	2017	858	31.83 to 31.83		27,311 .	0.00 to 0.00	0.25	11.58 to 9.05
.	2016	844	28.53 to 28.53		24,090 .	0.00 to 0.00	0.87	32.33 to 32.33
.	2015	812	21.56 to 21.56		17,510 .	0.00 to 0.00	1.46	-5.51 to -5.51
.	.	.	.	.	..	.		.
Strategic Income Opportunities Trust Series I(*)	2019	227	30.56 to 30.56		6,951 .	0.00 to 0.00	2.71	10.91 to 10.91
.	2018	278	27.56 to 27.56		7,670 .	0.00 to 0.00	3.70	-5.03 to -5.03
.	2017	316	29.02 to 29.02		9,154 .	0.00 to 0.00	3.20	5.59 to 5.59
.	2016	307	27.48 to 27.48		8,445 .	0.00 to 0.00	2.36	5.12 to 5.12
.	2015	328	26.14 to 26.14		8,578 .	0.00 to 0.00	2.42	1.22 to 1.22
.	.	.	.	.	..	.		.
Strategic Income Opportunities Trust Series NAV(*)	2019	1,557	22.73 to 22.73		35,396 .	0.00 to 0.00	2.82	11.00 to 11.00
.	2018	1,610	20.48 to 20.48		32,957 .	0.00 to 0.00	4.07	-5.00 to -5.00
.	2017	1,486	21.56 to 21.56		32,035 .	0.00 to 0.00	3.34	5.66 to 2.07
.	2016	1,317	20.40 to 20.40		26,859 .	0.00 to 0.00	2.48	5.19 to 5.19
.	2015	1,331	19.39 to 19.39		25,816 .	0.00 to 0.00	2.68	1.27 to 1.27
.	.	.	.	.	..	.		.
Total Bond Market Series Trust NAV(*)	2019	1,179	27.10 to 27.10		31,950 .	0.00 to 0.00	2.43	8.30 to 8.30
.	2018	1,072	25.02 to 25.02		26,819 .	0.00 to 0.00	2.82	-0.24 to -0.24

67 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Total Bond Market Series Trust NAV(*)	2017	972	$ 25.08 to $ 25.08		$ 24,385 .	0.00 % to 0.00%	3.06%	3.34 % to 0.84%
.	2016	804	24.27 to	24.27	19,505 .	0.00 to 0.00	2.76	2.45 to 2.45
.	2015	724	23.69 to	23.69	17,167 .	0.00 to 0.00	2.88	0.30 to 0.30
.	.	.	.		. ..		.	.
Total Stock Market Index Trust Series I(*)	2019	417	39.41 to	39.41	16,448 .	0.00 to 0.00	1.57	29.63 to 29.63
.	2018	461	30.40 to	30.40	14,004 .	0.00 to 0.00	1.15	-5.70 to -5.70
.	2017	503	32.24 to	32.24	16,221 .	0.00 to 0.00	1.59	20.59 to 20.59
.	2016	250	26.73 to	26.73	6,683 .	0.00 to 0.00	1.49	12.38 to 12.38
.	2015	235	23.79 to	23.79	5,594 .	0.00 to 0.00	1.30	-0.64 to -0.64
.	.	.	.		. ..		.	.
Total Stock Market Index Trust Series NAV(*)	2019	582	131.56 to	131.56	76,514 .	0.00 to 0.00	1.66	29.70 to 29.70
.	2018	570	101.44 to	101.44	57,849 .	0.00 to 0.00	1.25	-5.66 to -5.66
.	2017	570	107.52 to	107.52	61,254 .	0.00 to 0.00	1.49	20.65 to 9.95
.	2016	436	89.11 to	89.11	38,852 .	0.00 to 0.00	1.55	12.38 to 12.38
.	2015	387	79.30 to	79.30	30,669 .	0.00 to 0.00	1.49	-0.53 to -0.53
.	.	.	.		. ..		.	.
Ultra Short Term Bond Trust Series I(*)	2019	143	10.63 to	10.63	1,515 .	0.00 to 0.00	1.97	3.12 to 3.12
.	2018	127	10.31 to	10.31	1,312 .	0.00 to 0.00	1.49	1.40 to 1.40
.	2017	177	10.17 to	10.17	1,798 .	0.00 to 0.00	1.60	0.66 to 0.66
.	2016	121	10.10 to	10.10	1,217 .	0.00 to 0.00	1.83	0.52 to 0.52
.	2015	84	10.05 to	10.05	848 .	0.00 to 0.00	1.36	-0.04 to -0.04
.	.	.	.		. ..		.	.
Ultra Short Term Bond Trust Series NAV(*)	2019	831	10.68 to	10.68	8,873 .	0.00 to 0.00	2.06	3.08 to 3.08
.	2018	649	10.36 to	10.36	6,727 .	0.00 to 0.00	1.94	1.53 to 1.53
.	2017	510	10.20 to	10.20	5,199 .	0.00 to 0.00	1.72	0.62 to 0.27
.	2016	386	10.14 to	10.14	3,917 .	0.00 to 0.00	1.57	0.67 to 0.67
.	2015	421	10.07 to	10.07	4,238 .	0.00 to 0.00	1.39	0.01 to 0.01

68 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.Unit Values (continued):

(*)Sub-account that invests in affiliated Trust.

(a)As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as "Revenue from underlying fund (12b-1, STA, Other)" and "Revenue from Sub-account" (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

69 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code ("the Code"). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

70 of 70

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 1, incorporated by reference to file number 333-233647, filed with the Commission in April 2020.
(d)(1) Specimen Flexible Premium Variable Universal Life Insurance policy, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(2) Specimen Return of Premium Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(3) Specimen Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(4) Specimen Healthy Engagement Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(5) Specimen Accelerated Benefit Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(6) Specimen Disability Payment of Specified Premium Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(7) Specimen Critical Illness Benefit Rider, incorporated by reference to post-effective amendment number 1, file number 333-217721, filed with the Commission on February 9, 2018.
(10) Specimen Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to post-effective amendment number 6, file number 333-217721, filed with the Commission on July 10, 2019.
(e) Specimen policy application, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment no. 1, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment no. 1, filed with the Commission on April 24, 2013.
(g) (1)Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, filed with the Commission on April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n) (1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017. Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017. Power of Attorney for Brooks Tingle, incorporated by reference to post-effective amendment number 15, file number 333-193994, filed with the Commission on July 10, 2018. Powers of Attorney for J. Stephanie Nam, Ken Ross, and Henry H. Wong, incorporated by reference to pre-effective amendment number 1, file number 333-233648, filed with the Commission on December 16, 2019.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 200 Berkeley Street Boston, MA 02116	Director
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad**	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Shamus Weiland*	Chief Information Officer

Name and Principal Business Address	Position with Depositor
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Martin Sheerin*	Chief Financial Officer
Curt Smith*
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Paul Boyne**
Jon Bourgault**	Senior Counsel
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Rick A. Carlson*
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
Brian Collins*
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Robert Donahue*
Jeffrey Duckworth*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Carl O. Fowler**
Scott Francolini*
Paul Gallagher**
Thomas C. Goggins**
Susan Ghalili*
Jeffrey N. Given**
Howard C. Greene**
Christopher Griswold*

Name and Principal Business Address	Position with Depositor
Erik Gustafson**
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Frank Knox**	CCO – Retail Funds
Hung Ko***	Treasury
Diane R. Landers**
Michael Landolfi**
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Kevin McGuire*
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Todd Renneker**
Charles A. Rizzo**
Robert William Rizzo*
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Ronald J. Rovner*
Devon Russell*
Thomas Samoluk**
Emory W. Sanders*
Jeffrey R. Santerre**
Martin C. Schafer*
Dolores (Dee Dee) Schreitmueller*

Name and Principal Business Address	Position with Depositor
Christopher L. Sechler**
Thomas Shea**
Gordon Shone**
Susan Simi**
Darren Smith**
Rob Stanley*
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*	Controller
Peter de Vries*
Lisa Ann Welch**
Adam Wise**
R. Blake Witherington**
Sameh Youssef*
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2019

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Limited (Canada)
Manulife Investment Management Limited (Canada)
BIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.) Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
Manulife Holdings Berhad (Malaysia)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Asset Management (Japan) Limited will change its name to Manulife Investment Management (Japan) Limited in April, 2020
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Brian Collins**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 21st day of April, 2020.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 21st day of April, 2020.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Marianne Harrison	Chair, President and Chief Executive Officer
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
* Henry H. Wong	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney